THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
DECEMBER 31, 1999
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERSLIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Variable Product Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Fund") and the Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolio ("Portfolios") for the year ended December 31, 1999. This letter briefly discusses general economic and market conditions.

A detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Please note that all total return figures given in this report, both cumulative and average annualized, exclude the effect of sales charges. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust(1) (12/31/98-12/31/99)
---------------------------------------------------------------------
Managed Assets Trust........................................    14.22%
High Yield Bond Trust.......................................     4.42
Capital Appreciation Fund...................................    53.52
U.S. Government Securities..................................    (4.23)
Social Awareness Stock......................................    15.84
Utilities Portfolio.........................................    (0.08)

                                                           MARKET     SCHEDULE OF
                      SUBACCOUNT                         COMMENTARY   INVESTMENTS
                      ----------                         ----------   -----------
Managed Assets Trust...................................       2            7
High Yield Bond Trust..................................       3           16
Capital Appreciation Fund..............................       4           22
Money Market Portfolio.................................       4           24
U.S. Government Securities Portfolio...................      37           41
Social Awareness Stock Portfolio.......................      37           42
Utilities Portfolio....................................      38           46

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

---------------
(1) Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

By the end of the year, nevertheless, the small cap sector, as measured by the Russell 2000 Index,(2) which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index(3) ("S&P 500") which returned 21.03%.

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.(4) In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

We predict that earnings should continue its double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the year ended December 31, 1999, the Trust returned 14.22%. In comparison, the Lehman Government/Corporate Index returned a negative 2.15% and the S&P 500 returned 21.03% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The Lehman Government/Corporate Index is a broad measure of the performance of government and corporate fixed-rate debt issues.)

During 1999, the performance of the technology sector largely contributed to the historic returns of the major U.S. stock market indexes. The markets were also characterized by the better performance of growth stocks versus value stocks. The Trust's holdings in the technology, consumer discretionary and utilities sectors contributed positively to its performance during the period. Investments in the producer durables and materials and processing industries negatively impacted its performance.

As a general rule, the managers seek out companies with good earnings prospects at reasonable valuations. This investment approach led them to an overweight position in Sun Microsystems, a leading software company, which outperformed the overall market due to continual earnings estimates upgrades by Wall Street analysts. Oracle, a leading software company, and QUALCOMM, the wireless communications company, rallied due in large part to investors' positive outlook on those stocks with higher price/earnings ("P/E") ratios. (A P/E ratio is the price of a stock divided by its earnings per share.) The Trust also benefited from the fact that QUALCOMM and Yahoo! Inc., a global internet company, were purchased prior to their

---------------
(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The S&P 500 is market capitalization-weighted measure of 500 widely held common stocks.

(4) On February 2, 2000, the Federal Reserve Board raised interest rates 0.25% to 5.25% after this letter was written.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

inclusion in the S&P 500 Index. In addition, America Online performed well in 1999. The Fund's managers' were fortunate to have avoided two of the bigger disappointments in the sector: Xerox and Unisys.

Semiconductor equipment stocks such as Applied Materials and Teradyne surged in expectation of a revival in the capital spending cycle. In the utilities sector, the managers' emphasis on faster growing telecommunications companies (such as Nextel Communications and Sprint PCS Group) at the expense of electric utilities and gas distribution companies continued to help performance. A position in AES Corp, a global leader in electric power generation, which moved up in price as it completed a successful Y2K rollover, also contributed positively to performance.

In the consumer discretionary sector, a number of our positions in the media and broadcasting groups performed well. The New York Times Co. and Gannett outperformed the overall newspaper sector and AMFM Inc. and Times Mirror Co. continued to perform well due to the strength of the U.S. economy. The managers' holdings in the household products group, most notably, Kimberly-Clark and Cendant, a consumer services company who rose sharply on the heels of a $400 million investment by Liberty Media, produced good results in 1999. Sears, J.C. Penney and Tandy, three companies not held in the Trust, continued to go down and, therefore, contributed to relative performance.

In the consumer discretionary sector, performance was aided by underweight positions in Avon, Gillette and Sears. Avon and Gillette frustrated investors with lower-than-expected revenue growth. As a result, Avon was down 55.2% and Gillette lost 17.2% for the quarter. Sears announced in early September that it would not meet third quarter earnings and suffered a 29.6% decline for the quarter.

Strong earnings growth in the third and fourth quarters suggests that the earnings recovery of 1999 is well underway so far in 2000. However, the constant presence of the Fed and investors' enthusiasm for technology stocks may prevent a broad-based market rally from taking place in the near term.

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the year ended December 31, 1999, the High Yield Bond Trust had a total return of 4.42%. In comparison, the Lehman Aggregate Bond Index posted a total return of a negative 0.82% for the same period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The Lehman Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year.)

During 1999, the overall bond market weakened due to the Fed's decision to raise interest rates three times as an inflationary precaution. Within the U.S. bond markets, spreads (i.e., the difference between yields on securities but the same quality but different maturities) have tightened in from the wider levels. Spreads remain wider than the market is used to seeing so the managers expect them to narrow approximately another 20 to 25 basis points over the next year. (A basis point is .01% or one-one hundredth of a percent of yield.)

However, in the managers' opinion, the best opportunities in the bond market may be found through careful assessment of the issuer rather than attempting to predict the change in spreads. High-yield bond issuance was approximately $100 billion in 1999, down almost 50% from the previous year. The managers anticipate that supply will continue to be down in most areas of the bond market for the foreseeable future.

During the reporting period, the Trust benefited from the remarkable performance of the telecommunications and media sectors, through its holdings in Pegasus Communications and Chancellor Media.

In the view of the managers, heightened market volatility should continue and the Fed most likely will continue to raise interest rates in 2000. Despite turbulent conditions in both the stock and the bond markets, they are committed to their investment strategy of identifying what they believe to be attractive long-term opportunities.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCT FUNDS
--------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Fund") seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price. For the year ended December 31, 1999, the Fund returned 53.52%. In comparison, the S&P 500 returned 21.03% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change.)

The Fund's holdings in wireless communications companies, such as Nokia and Sprint PCS, gained significant ground during the period largely due to investor enthusiasm, companies that stand to benefit from wireless data transmission. The Fund's holdings in Internet infrastructure companies such as Cisco Systems and EMC Corp. also moved higher. Strong showings from the Fund's retail and media holdings also positively contributed to its performance during the period.

Meanwhile, the Fund's holdings in the pharmaceutical sector continued to disappoint. The sector remains under pressure from potential governmental drug price regulation as well as speculation that the health care industry may once again emerge as a favorite target for political candidates in next year's election. Fortunately, the Capital Appreciation Fund's exposure to pharmaceutical companies has been fairly limited since the early summer.

In the opinion of the Fund's managers, the Fed will probably elect to raise interest rates in the coming year and higher market volatility should continue. Nevertheless and although no guarantees can be made, the managers are optimistic about the long-term prospects of the Fund's holdings.

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less.

For the 12-month period ended December 31, 1999, Money Market Portfolio had a 6.07% yield to maturity and an average maturity of 47 days. Money Market Portfolio continues to invest primarily in U.S. Treasuries and government agency securities. This investment strategy has provided Money Market Portfolio shareholders with relative safety, liquidity and stability.

You should be aware that your investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in the Travelers
Funds.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 20, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                   14.22%
    Five Years Ended 12/31/99             19.47%
    Ten Years Ended 12/31/99              13.05%
               CUMULATIVE TOTAL RETURN
             -----------------------------
    4/8/83* through 12/31/99             490.37%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1989, assuming reinvestment of dividends, through December 31, 1999. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                           MANAGED ASSETS             LEHMAN           CONSUMER PRICE INDEX
                                               TRUST            GOVERNMENT/CORPORATE   --------------------    STANDARD & POOR'S
                                           --------------           BOND INDEX                                    500 INDEX
                                                               --------------------                            -----------------
12/89                                          10000                  10000                  10000                  10000
12/90                                          10247                  10829                  10610                   9690
12/91                                          12471                  12575                  10935                  12636
12/92                                          13112                  13529                  11252                  13598
12/93                                          14336                  15021                  11561                  14964
12/94                                          14014                  14493                  11871                  15161
12/95                                          17814                  17282                  12172                  18485
12/96                                          20269                  17783                  12576                  22727
12/97                                          24588                  19518                  12789                  30309
12/98                                          29861                  21367                  12994                  39019
12/99                                          34107                  20431                  13382                  47227

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                    4.42%
    Five Years Ended 12/31/99             11.69%
    Ten Years Ended 12/31/99               9.76%
               CUMULATIVE TOTAL RETURN
            -----------------------------
    3/19/82* through 12/31/99            430.38%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1989, assuming reinvestment of dividends, through December 31, 1999. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                                 LEHMAN AGGREGATE                             FIRST BOSTON HIGH
                                       HIGH YIELD BOND TRUST        BOND INDEX        CONSUMER PRICE INDEX   YIELD INDEX TOP TIER
                                       ---------------------     ----------------     --------------------   --------------------
12/89                                          10000                  10000                  10000                  10000
12/90                                           9088                  10896                  10610                  10093
12/91                                          11460                  12640                  10935                  12402
12/92                                          12967                  13574                  11252                  13485
12/93                                          14784                  14898                  11561                  15591
12/94                                          14597                  14463                  11871                  15562
12/95                                          16855                  17135                  12172                  18469
12/96                                          19560                  17757                  12576                  20449
12/97                                          22800                  19470                  12789                  23031
12/98                                          24295                  21162                  12994                  23098
12/99                                          25369                  20989                  13382                  24125

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12.31/99                    53.52%
    Five Years Ended 12/31/99              40.48%
    Ten Years Ended 12/31/99               24.49%
               CUMULATIVE TOTAL RETURN
             ---------------------------
    3/19/82* through 12/31/99           2,567.50%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on December 31, 1989, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/89                                          10000                  10000                  10000                  10000
12/90                                           9376                   9690                   8052                  10610
12/91                                          12673                  12636                  11760                  10935
12/92                                          14904                  13598                  13924                  11252
12/93                                          17153                  14964                  16553                  11561
12/94                                          16336                  15161                   6869                  11871
12/95                                          22277                  18485                   8823                  12172
12/96                                          28560                  22727                  10279                  12576
12/97                                          36027                  30329                  12578                  12789
12/98                                          58229                  39045                  12258                  12994
12/99                                          89390                  47258                  14863                  13382

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 63.4%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.4%
         9,900           Bed Bath & Beyond Inc. (a)..................................    $    344,025
         2,600           Black & Decker Corp. .......................................         135,850
         9,400           Circuit City Stores.........................................         423,587
         7,384           Colgate-Palmolive Co. ......................................         479,960
        12,800           Comcast Corp., Class A Shares...............................         643,200
         6,400           Costco Cos., Inc. (a).......................................         584,000
        12,727           CVS Corp. ..................................................         508,284
         4,800           Eastman Kodak Co. ..........................................         318,000
        11,200           Federated Department Stores Inc. (a)........................         566,300
        11,562           Gap Inc. ...................................................         531,875
        11,846           Gillette Co. ...............................................         487,907
        39,795           Home Depot Inc. ............................................       2,728,444
        10,600           Interpublic Group of Cos. Inc. .............................         611,487
        12,264           Kimberly-Clark Corp. .......................................         800,226
        14,568           Kroger Co. (a)..............................................         274,971
        10,100           Lowe's Cos. Inc. ...........................................         603,475
         6,121           Maytag Corp. ...............................................         293,808
        21,922           McDonald's Corp. ...........................................         883,730
        11,961           The New York Times Co., Class A Shares......................         587,584
         9,200           Nike Inc., Class B Shares...................................         455,975
        17,542           Proctor & Gamble Co. .......................................       1,921,945
         8,700           Rohm & Haas Co. ............................................         353,981
        14,362           Safeway Inc. (a)............................................         510,748
         6,758           Times Mirror Co., Class A Shares............................         452,786
        14,865           TJX Cos., Inc. .............................................         303,803
         6,400           Tricon Global Restaurants (a)...............................         247,200
         7,475           Unilever NV.................................................         406,920
        74,160           Wal-Mart Corp. .............................................       5,126,310
-----------------------------------------------------------------------------------------------------
                                                                                           21,586,381
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.4%
        12,627           Anheuser-Busch Co., Inc. ...................................         894,938
         9,408           Clorox Co. .................................................         473,928
        41,105           Coca-Cola Co. ..............................................       2,394,366
        13,500           General Mills Inc. .........................................         482,625
         9,269           H.J. Heinz Co. .............................................         369,022
        11,260           Kellogg Co. ................................................         346,948
         2,815           Loews Corp. ................................................         170,835
        24,280           PepsiCo Inc. ...............................................         855,870
        45,515           Philip Morris Co. ..........................................       1,055,379
        21,926           Sara Lee Corp. .............................................         483,742
        13,800           Seagram Co. Ltd. ...........................................         620,137
-----------------------------------------------------------------------------------------------------
                                                                                            8,147,790
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3%
         5,300           AMFM Inc. (a)...............................................         414,725
         9,700           Carnival Corp. .............................................         463,781

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3% (CONTINUED)
        13,348           CBS Corp. (a)...............................................    $    853,437
         5,642           Clear Channel Communications, Inc. (a)......................         503,548
         8,611           Gannett Co. ................................................         702,334
        12,577           MediaOne Group, Inc. (a)....................................         966,070
         8,354           Meredith Corp. .............................................         348,257
        24,322           Time Warner, Inc. ..........................................       1,761,824
         7,870           Viacom Inc. Non-Voting, Class B Shares (a)..................         475,643
        48,995           The Walt Disney Co. ........................................       1,433,103
-----------------------------------------------------------------------------------------------------
                                                                                            7,922,722
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.5%
         6,481           Ambac Financial Group Inc. .................................         338,227
        11,683           American Express Co. .......................................       1,942,298
         4,400           American General Corp. .....................................         333,850
        29,030           American International Group Inc. ..........................       3,138,868
        27,500           Amsouth Bancorporation......................................         531,093
        25,876           Bank of America Corp. ......................................       1,298,651
        19,400           The Bank of New York Co., Inc. .............................         776,000
        24,821           Bank One Corp. .............................................         795,823
         9,508           Capital One Financial Co. ..................................         458,166
        31,100           Cendant Corp. (a)...........................................         826,093
        14,900           Charles Schwab Corp. .......................................         571,787
        19,668           Chase Manhattan Corp. ......................................       1,527,957
         5,197           Comerica Inc. ..............................................         242,634
         8,434           Countrywide Credit Industries, Inc. ........................         212,958
        21,252           Fannie Mae..................................................       1,326,921
         5,100           Fifth Third Bancorp.........................................         374,212
        24,192           First Union Corp. of North Carolina.........................         793,800
        21,900           Firstar Corp. ..............................................         462,637
        23,423           Fleet Financial Group, Inc. ................................         815,418
        16,850           Freddie Mac.................................................         793,003
         6,604           Hartford Financial Services Group Inc. .....................         312,864
        16,700           Household International Inc. ...............................         622,075
         2,813           J.P. Morgan & Co. ..........................................         356,196
        10,881           Lehman Brothers Holdings, Inc. .............................         921,484
         8,200           MBIA Inc. ..................................................         433,062
        28,000           MBNA Corp. .................................................         763,000
        15,075           Merrill Lynch & Co., Inc. ..................................       1,258,762
        16,941           Morgan Stanley Dean Witter & Co. ...........................       2,418,327
        15,500           National City Corp. ........................................         367,156
         7,700           Providian Financial Corp. ..................................         701,181
        12,000           Southtrust Corp. ...........................................         453,750
         5,748           State Street Corp. .........................................         419,963
         8,938           Summit Bancorp..............................................         273,726
         7,611           SunTrust Banks, Inc. .......................................         523,731
        14,646           Washington Mutual, Inc. ....................................         380,796
        29,100           Wells Fargo & Co. ..........................................       1,176,731
-----------------------------------------------------------------------------------------------------
                                                                                           28,943,200
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 5.6%
        18,846           Abbott Laboratories.........................................    $    684,345
         5,600           Aetna, Inc. ................................................         312,550
        12,800           Allergan, Inc. .............................................         636,800
        16,213           American Home Products Corp. ...............................         639,400
        25,140           Amgen, Inc. (a).............................................       1,509,971
        12,300           Baxter International, Inc. .................................         772,593
        29,196           Bristol Myers Squibb Co. ...................................       1,874,018
         6,400           Cardinal Health, Inc. ......................................         306,400
        21,700           Columbia HCA Healthcare Corp. ..............................         636,081
            21           Crescendo Pharmaceutical Corp. (a)..........................             383
        14,104           Eli Lilly & Co. ............................................         937,916
        27,711           Johnson & Johnson...........................................       2,580,586
        20,366           Medtronic Inc. .............................................         742,086
        40,538           Merck & Co. ................................................       2,718,579
        14,759           PerkinElmer, Inc. ..........................................         615,265
        54,097           Pfizer Inc. ................................................       1,754,771
         4,421           Pharmacia & Upjohn Inc. ....................................         198,945
        16,468           Schering-Plough Corp. ......................................         694,743
        13,407           Warner Lambert Co. .........................................       1,098,536
         2,800           Wellpoint Health Networks Inc. (a)..........................         184,625
-----------------------------------------------------------------------------------------------------
                                                                                           18,898,593
-----------------------------------------------------------------------------------------------------
INSURANCE -- 0.4%
        25,754           The Allstate Corp. .........................................         618,096
         6,409           Everest Reinsurance Holdings, Inc. .........................         143,000
         7,500           Jefferson-Pilot Corp. ......................................         511,875
         7,579           20th Century Industries.....................................         146,369
-----------------------------------------------------------------------------------------------------
                                                                                            1,419,340
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.4%
         9,370           Alcoa, Inc. ................................................         777,710
        14,500           Barrick Gold Corp. .........................................         256,468
         8,200           Briggs & Stratton Corp. ....................................         439,725
         5,400           Corning Inc. ...............................................         696,262
        12,727           Dayton-Hudson Corp. ........................................         934,639
        19,322           E.I. Du Pont de Nemours & Co. ..............................       1,272,836
         9,884           Georgia-Pacific Corp. ......................................         501,613
         9,802           International Paper Co. ....................................         553,200
        31,200           Lockheed Martin Corp. ......................................         682,500
        14,865           Masco Corp. ................................................         377,199
         6,106           Mead Corp. .................................................         265,229
        15,508           Monsanto Co. ...............................................         552,472
         3,200           Nucor Corp. ................................................         175,400
        14,800           Pall Corp. .................................................         319,125
         7,663           Raytheon Co., Class B Shares................................         203,548
         2,235           Weyerhauser Co. ............................................         160,500
-----------------------------------------------------------------------------------------------------
                                                                                            8,168,426
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 3.9%
         7,800           Apache Corp. ...............................................    $    288,112
         7,190           Atlantic Richfield Co. .....................................         621,935
         6,400           Baker Hughes Inc. ..........................................         134,800
             1           BP Amoco PLC ADR............................................               7
        11,284           Chevron Corp. ..............................................         977,476
        11,762           Conoco Inc., Class B Shares.................................         292,579
         5,344           El Paso Energy Corp. .......................................         207,414
        15,588           Enron Corp. ................................................         691,717
        59,846           Exxon Corp. ................................................       4,821,394
         7,510           Halliburton Co. ............................................         302,277
         9,900           Kerr-McGee Corp. ...........................................         613,800
        14,800           Peco Energy Inc. ...........................................         514,300
        35,134           Royal Dutch Petroleum Co. ADR...............................       2,123,411
         9,038           Schlumberger Ltd. ..........................................         508,387
         9,400           Texaco Inc. ................................................         510,537
         5,300           Tosco Corp. ................................................         144,093
         1,749           Transocean Sedco Forex Inc. ................................          58,944
         9,754           Williams Cos., Inc. ........................................         298,106
-----------------------------------------------------------------------------------------------------
                                                                                           13,109,289
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.2%
        22,743           Boeing Co. .................................................         945,255
         4,567           Caterpillar Inc. ...........................................         214,934
         5,019           Dow Chemical Co. ...........................................         670,663
         4,954           Emerson Electric Co. .......................................         284,235
         6,125           General Dynamics Corp. .....................................         323,093
        56,734           General Electric Co. .......................................       8,779,586
        19,236           Honeywell Inc. .............................................       1,109,691
         8,159           Ingersoll-Rand Co. .........................................         449,254
         9,900           Lear Corp. (a)..............................................         316,800
         4,300           Minnesota Mining & Manufacturing Co. .......................         420,862
         5,000           Phelps Dodge Corp. .........................................         335,625
        22,700           W.R. Grace & Co. (a)........................................         314,962
-----------------------------------------------------------------------------------------------------
                                                                                           14,164,960
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.1%
        43,236           America Online Inc. (a).....................................       3,261,615
         6,400           Analog Devices Inc. (a).....................................         595,200
        10,063           Applied Materials Inc. (a)..................................       1,274,856
         8,200           Automatic Data Processing, Inc. ............................         441,775
        10,500           BMC Software, Inc. (a)......................................         839,343
        55,964           Cisco Systems Inc. (a)......................................       5,995,143
        27,682           Compaq Computer Corp. ......................................         749,144
         9,000           Computer Associates International, Inc. ....................         629,437
        17,834           Compuware Corp. ............................................         664,316
        38,884           Dell Computer Corp. (a).....................................       1,983,084
        11,800           Electronic Data Systems Corp. ..............................         789,862
        14,758           EMC Corp. (a)...............................................       1,612,311

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 20.1% (CONTINUED)
         4,084           Gateway Inc. (a)............................................    $    294,303
        13,600           Global Crossing Ltd. (a)....................................         680,000
        18,200           Hewlett Packard Co. ........................................       2,073,662
        59,786           Intel Corp. ................................................       4,921,135
        31,388           International Business Machines Corp. ......................       3,389,904
         6,100           Lexmark International Group, Inc. (a).......................         552,050
        53,945           Lucent Technologies Inc. ...................................       4,035,760
        90,934           Microsoft Corp. (a).........................................      10,616,544
         5,900           Micron Technology Inc. (a)..................................         458,725
        11,890           Motorola, Inc. .............................................       1,750,802
        22,000           Nortel Networks Corp. ......................................       2,222,000
        29,215           Oracle Corp. (a)............................................       3,273,905
        14,800           QUALCOMM Inc. (a)...........................................       2,608,500
         2,600           SafeGuard Scientifics, Inc. (a).............................         421,362
         8,900           Seagate Technology Inc. (a).................................         414,406
         5,100           Solectron Corp. ............................................         485,137
        32,800           Sun Microsystems Inc. (a)...................................       2,539,950
        15,544           Sysco Corp. ................................................         614,959
         4,858           Tellabs Inc. (a)............................................         311,822
         9,700           Teradyne Inc. (a)...........................................         640,200
        15,034           Texas Instruments Inc. .....................................       1,456,418
        10,300           3com Corp. (a)..............................................         484,100
        49,346           Tyco International Ltd. ....................................       1,918,325
         7,922           United Technologies Corp. ..................................         514,930
        10,800           Xilinx Inc. (a).............................................         491,062
         4,755           Yahoo! Inc. (a).............................................       2,057,429
-----------------------------------------------------------------------------------------------------
                                                                                           68,063,476
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.3%
         2,274           AMR Corp. (a)...............................................         152,358
         6,900           Delta Airlines Inc. ........................................         343,706
        10,100           FDX Corp. (a)...............................................         413,468
        19,917           Ford Motor Co. .............................................       1,064,314
        15,342           General Motors Corp. .......................................       1,115,171
         9,823           Navistar International Corp. ...............................         465,364
         9,500           TRW Inc. ...................................................         493,406
         7,529           Union Pacific Corp. ........................................         328,452
-----------------------------------------------------------------------------------------------------
                                                                                            4,376,239
-----------------------------------------------------------------------------------------------------
UTILITIES -- 5.9%
         7,700           AES Corp. (a)...............................................         575,575
         7,869           Alltell Corp. ..............................................         650,667
        55,245           AT&T Corp. .................................................       2,803,683
        20,314           Bell Atlantic Corp. ........................................       1,250,580
        19,318           BellSouth Corp. ............................................         904,323
        14,863           Central & South West Corp. .................................         297,260
        16,400           CenturyTel Inc. ............................................         776,950
        17,488           Edison International........................................         457,967

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 5.9% (CONTINUED)
         8,325           FPL Group Inc. .............................................    $    356,414
        11,273           GTE Corp. ..................................................         795,451
        51,952           MCI WorldCom, Inc. (a)......................................       2,756,729
        13,000           Nextel Communications, Inc. (a).............................       1,340,625
         3,100           Praxair Inc. ...............................................         155,969
        59,546           SBC Communications Inc. ....................................       2,902,870
         7,773           Southern Co. ...............................................         182,665
        21,106           Sprint Corp. ...............................................       1,420,697
        14,076           Sprint Corp. (PCS Group) (a)................................       1,442,862
        10,881           Texas Utilities Co. ........................................         386,955
         9,223           U.S. West Communications Group..............................         664,060
-----------------------------------------------------------------------------------------------------
                                                                                           20,122,302
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $145,209,909)...................     214,922,718
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.6%
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 1.0%
         6,000           AES Trust III, 6.750%.......................................         369,750
         6,000           Calpine Capital Trust, 5.750%...............................         393,750
         2,000           Canadian National Railway, 5.250%...........................          84,000
         6,000           Equity Office Properties Trust, 5.250%......................         237,000
         8,000           Equity Residential Properties Trust, 2.150%.................         208,500
        18,564           Equity Residential Properties Trust, 7.250%.................         363,158
         2,000           Finova Finance Trust, 5.500%................................         100,000
        12,000           General Growth Properties, 7.250%...........................         240,000
         8,000           National Australia Bank Ltd., 7.787%........................         221,000
         5,924           New Field Financial Trust, 6.500%...........................         276,947
         3,220           New Plan Excel Realty Insurance, 8.500%.....................          68,425
         6,000           Newell Financial Trust, 5.250%..............................         228,750
         9,000           Reckson Associates Realty Services, 7.625%..................         178,875
         5,000           Tosco Financial Trust, 5.750%...............................         238,125
         2,245           Union Pacific Capital Trust, 6.250%.........................          93,448
-----------------------------------------------------------------------------------------------------
                                                                                            3,301,728
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.6%
         4,000           Amcor Ltd., 7.250%..........................................         172,000
        10,000           CalEnergy Capital II, 6.250%................................         415,000
         5,977           El Paso Energy Capital, 4.750%..............................         301,091
         8,123           News Corp. Ltd., 5.000%.....................................       1,162,605
-----------------------------------------------------------------------------------------------------
                                                                                            2,050,696
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $5,246,667)......       5,352,424
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT            RATING+                         SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 11.4%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 7.0%
     $ 5,000,000        Aa3*          Bank One Corp., Notes, 5.625% due 2/17/04...................    $  4,693,750
       5,000,000        A2*           Caterpillar Financial Services Corp., 6.875% due 8/1/04.....       4,925,000
       5,000,000        A1*           Ford Motor Credit Co., 5.750% due 2/23/04...................       4,731,250
       5,000,000        Baa2*         Nationwide Health Properties, Inc., Notes, 6.900% due
                                      10/31/37....................................................       4,431,250
       2,500,000        Baa1*         Simon Debartolo, Company Guaranteed, 6.750% due 7/15/04.....       2,343,750
       2,500,000        Baa2*         Spieker Properties Inc., Notes, 8.000% due 7/19/05..........       2,478,125
------------------------------------------------------------------------------------------------------------------
                                                                                                        23,603,125
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.1%
       2,500,000        Baa*          Prologics Trust, Sr. Notes, 7.050% due 7/15/06..............       2,318,750
       5,000,000        A             Xerox Corp., Notes, 6.250% due 11/15/26.....................       4,837,500
------------------------------------------------------------------------------------------------------------------
                                                                                                         7,156,250
------------------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.4%
       5,000,000        AAA           BellSouth Capital Funding, Debentures, 6.040% due
                                      11/15/26....................................................       4,956,250
------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.9%
       3,000,000        Baa2*         CSX Corp., Debentures, 6.950% due 5/1/27....................       2,992,500
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS (Cost -- $40,120,813).................      38,708,125
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.6%
------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.5%
                                      Bell Atlantic Corp., Bonds:
         297,000        A+            5.750% due 4/1/03...........................................         312,592
         500,000        A1*           4.250% due 9/15/05..........................................         615,025
         400,000        BBB-          Elan International Finance Ltd., Company Guaranteed,
                                      zero coupon due 12/14/18....................................         212,000
         300,000        BBB           Hellenic Finance, 2.000% due 7/15/03........................         300,750
         300,000        Baa*          Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03.....         222,938
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,663,305
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
         146,000        BBB-          Athena Neurosciences Inc., Notes, 4.750% due 11/15/04.......         148,920
         100,000        NR            BEA Systems Inc., 4.000% due 12/15/06.......................         117,125
         150,000        NR            Clear Channel Communications, Inc., 1.500% due 12/1/02......         154,125
         201,000        A-            Diamond Offshore Drilling Inc., Sub. Notes, 3.750% due
                                      2/15/07.....................................................         204,015
         300,000        Aa2*          GVC Corp. Ltd., Bonds, zero coupon due 5/21/02 (b)..........         338,250
          23,000        BBB-          Inco Ltd., Debentures, 7.750% due 3/15/16...................          20,844
         300,000        AA-           Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                      (b).........................................................         312,000
         300,000        BB+           Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         265,500
         121,000        NR            Interpublic Group of Cos., Inc., Sub. Notes, 1.870% due
                                      6/1/06......................................................         137,486
         570,000        A-            Koninklijke Ahold, Sub. Notes, 3.000% due 9/30/03...........         293,737
         431,000        BBB-          Lennar Corp., Debenture, zero coupon due 7/29/18............         170,784
         150,000        Baa3*         Liberty Media, 4.000% due 11/15/29..........................         189,000
         500,000        BBB           Scholastic Corp., Sub. Notes, 5.000% due 8/15/05............         495,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT            RATING+                         SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9% (CONTINUED)
     $   100,000        A-            Thermo Electron Corp., Sub. Debenture, 4.250% due 1/1/03....    $     85,000
         100,000        A-            Thermo Instruments Inc., Company Guaranteed, 4.000% due
                                      1/15/05.....................................................          79,125
------------------------------------------------------------------------------------------------------------------
                                                                                                         3,010,911
------------------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.2%
         600,000        A-            Potomac Electric Power, 5.000% due 9/1/02...................         586,500
------------------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,123,785)......       5,260,716
------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
       5,000,000                      PP&L, Inc., 7.050% due 6/25/09..............................       4,995,125
         787,543                      Wilmington Trust 9.250% due 1/2/07..........................         788,977
------------------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost -- $5,787,038)........................................       5,784,102
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 16.2%
      15,616,050                      U.S. Treasury Notes, 3.625% due 1/15/08.....................      14,875,538
       3,100,000                      U.S. Treasury Bonds, 7.125% due 2/15/23.....................       3,227,317
      25,000,000                      U.S. Treasury Strips, 0.000% due 5/15/21....................       5,941,000
      53,000,000                      U.S. Treasury Strips, 0.000% due 8/15/25....................       9,993,150
       6,239,280                      U.S. Treasury Inflation Index Bonds, 3.625% due 4/15/28.....       5,581,785
      16,369,600                      U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.....      15,293,790
------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $56,901,114).....      54,912,580
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.4%
                                      Federal Home Loan Mortgage Corp.:
          85,489                      8.500% due 9/1/02...........................................          87,386
       1,809,601                      8.000% due 9/1/04...........................................       1,846,915
                                      Federal National Mortgage Association:
          79,066                      15 Year Convertible, 8.500% due 3/1/05......................          81,587
         918,111                      6.500% due 12/1/27..........................................         865,605
       1,011,313                      6.000% due 3/1/28...........................................         925,980
         160,218                      6.000% due 4/1/28...........................................         146,699
         130,393                      5.500% due 5/1/28...........................................         115,399
         476,904                      6.000% due 5/1/28...........................................         436,663
         900,584                      5.500% due 6/1/28...........................................         797,017
         420,841                      6.000% due 6/1/28...........................................         385,332
         445,735                      6.000% due 7/1/28...........................................         408,125
       1,093,204                      5.500% due 8/1/28...........................................         967,486
       1,169,303                      6.000% due 8/1/28...........................................       1,070,639
       2,925,876                      Dwarf, 6.000% due 1/1/13....................................       2,778,646
                                      Government National Mortgage Association:
         129,743                      9.000% due 12/15/16.........................................         135,865
          78,302                      9.500% due 1/15/20..........................................          83,441
         100,043                      9.500% due 3/15/20..........................................         106,608
         167,905                      7.500% due 5/15/23..........................................         166,121
------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $11,964,839)........      11,405,514
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                            SECURITY                                        VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM U.S. GOVERNMENT INSTRUMENTS -- 0.3%
     $ 1,150,000                      U.S. Treasury Bills, 5.200% due 1/3/00
                                      (Cost -- $1,137,541)........................................    $  1,137,541
------------------------------------------------------------------------------------------------------------------
                                      SUB-TOTAL INVESTMENTS (Cost -- $271,491,706)................     337,483,720
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
       1,275,000                      Morgan Stanley Dean Witter & Co., 2.470% due 1/3/00;
                                      Proceeds at maturity -- $1,275,262; (Fully collateralized by
                                      U.S. Treasury Notes, 11.750% due 11/15/14; Market
                                      value -- $1,300,710) (Cost -- $1,275,000)...................       1,275,000
------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS -- 100%(Cost -- $272,766,706**)...........    $338,758,720
------------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 21 for definition of bond ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 75.4%
---------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.7%
                        BE Aerospace Inc., Sr. Sub. Notes:
$  125,000    B          8.000% due 3/1/08...........................................   $   108,438
   100,000    B          9.500% due 11/1/08..........................................        94,000
---------------------------------------------------------------------------------------------------
                                                                                            202,438
---------------------------------------------------------------------------------------------------
CHEMICALS -- 0.9%
   150,000    B+        Borden Chemical and Plastics Ltd., 9.500% due 5/1/05........        139,500
   125,000    B+        Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due 5/1/09...        130,000
---------------------------------------------------------------------------------------------------
                                                                                            269,500
---------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.5%
   150,000    B+        Flextronics International Ltd., Sr. Sub. Notes, 8.750% due
                          10/15/07..................................................        147,000
---------------------------------------------------------------------------------------------------
ENERGY -- 2.3%
   250,000    BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....        255,625
   175,000    BBB-      PSEG Energy Holdings Inc., Sr. Notes, 10.000% due 10/1/09
                          (a).......................................................        178,500
   250,000    BB+       Tuscon Electric Power Co., Collateral Trust, 7.500% due
                          8/1/08....................................................        235,625
---------------------------------------------------------------------------------------------------
                                                                                            669,750
---------------------------------------------------------------------------------------------------
FIBER OPTICS -- 1.5%
   300,000    B+        Metromedia Fiber Network, Inc., Sr. Notes, 10.000% due
                          12/15/09..................................................        309,000
   125,000    BB-       Williams Communications Group, Inc., Sr. Notes, 10.875% due
                          10/1/09...................................................        131,250
---------------------------------------------------------------------------------------------------
                                                                                            440,250
---------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 2.5%
   375,000    B         Archibald Candy Corp., Company Guaranteed, 10.250% due
                          7/1/04....................................................        364,688
   385,000    B-        Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        377,300
---------------------------------------------------------------------------------------------------
                                                                                            741,988
---------------------------------------------------------------------------------------------------
FORESTRY -- 0.8%
   250,000    B+        Millar Western Forest Products, Sr. Notes, 9.875% due
                          5/15/08...................................................        250,000
---------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 6.0%
                        Bally Total Fitness Holding Corp., Sr. Sub. Notes:
   330,000    B-        Series B, 9.875% due 10/15/07...............................        320,925
   170,000    B-        Series D, 9.875% due 10/15/07...............................        165,325
   250,000    BB+       Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                          12/15/05..................................................        241,250
   225,000    B         Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                          4/15/09...................................................        208,125
   330,000    BB+       Park Place Entertainment Corp., Sr. Sub. Notes, 7.875% due
                          12/15/05..................................................        316,800
   175,000    B+        Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due
                          4/1/07....................................................        170,625
   360,000    B+        Station Casinos, Inc., Sr. Sub. Notes, 10.125% due
                          3/15/06...................................................        369,000
---------------------------------------------------------------------------------------------------
                                                                                          1,792,050
---------------------------------------------------------------------------------------------------
HEALTH CARE -- 0.4%
   125,000    B-        Unilab Corp., Sr. Sub. Notes, 12.750% due 10/1/09 (a).......        130,625
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
HOUSING -- 3.0%
$  175,000    B         Atrium Companies Inc., Company Guaranteed, 10.500% due
                          5/1/09....................................................    $   171,500
   400,000    B+        Beazer Homes USA Inc., Company Guaranteed, 8.875% due
                          4/1/08....................................................        376,000
   475,000    B-        Falcon Building Corp., Company Guaranteed, step bond to
                          yield
                          10.500% due 6/15/07.......................................        356,250
---------------------------------------------------------------------------------------------------
                                                                                            903,750
---------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
   125,000    B-        International Utility Structures Inc., Sr. Sub. Notes,
                          10.750% due 2/1/08........................................        104,375
---------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 2.2%
   275,000    B-        Anteon Corp., 12.000% due 5/15/09...........................        259,187
   160,000    BB+       Unisys Corp., Sr. Notes, 12.000% due 4/15/03................        171,200
   125,000    B-        Verio Inc., Sr. Notes, 10.625% due 11/15/09 (a).............        128,438
   175,000    B-        Viasystems Group Inc., Sr. Sub. Notes, 9.750% due 6/1/07....         96,250
---------------------------------------------------------------------------------------------------
                                                                                            655,075
---------------------------------------------------------------------------------------------------
MANUFACTURING -- 6.4%
   390,000    B         Advanced Glass Fiber Yarn, Sr. Sub. Notes, 9.875% due
                          1/15/09...................................................        366,600
   175,000    B         American Axle & Manufacturing Holdings, Inc., 9.750% due
                          3/1/09....................................................        176,750
   350,000    B         BGF Industries, Inc., Sr. Sub. Notes, 10.250% due 1/15/09...        313,250
   425,000    NR        Cherokee International, Sr. Sub. Notes, 10.500% due
                          5/1/09....................................................        374,000
   125,000    B-        Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                          due 2/1/08................................................        120,313
   325,000    B-        Roller Bearing Co., Company Guaranteed, 9.625% due
                          6/15/07...................................................        299,000
   300,000    B-        Transdigm Inc., Company Guaranteed, 10.375% due 12/1/08.....        267,000
---------------------------------------------------------------------------------------------------
                                                                                          1,916,913
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 11.0%
    50,900    NR        AMFM Inc., Debentures, 12.625% due 10/31/06.................         58,535
                        Chancellor Media Corp., Sr. Sub. Notes:
   400,000    B         9.000% due 10/1/08..........................................        417,000
   150,000    B+        8.000% due 11/1/08..........................................        150,750
   250,000    BB-       Imax Corp., Sr. Notes, 7.875% due 12/1/05...................        235,000
   175,000    CCC+      Paxson Communications Corp., Sr. Sub. Notes, 11.625% due
                          10/1/02...................................................        182,656
   100,000    CCC+      Pegasus Communications Corp., Sr. Notes, 9.625% due
                          10/15/05..................................................        101,500
   500,000    CCC+      Pegasus Media & Communications, Sr. Sub. Notes, 12.500% due
                          7/1/05....................................................        537,500
   385,000    B-        Phoenix Color Corp., Company Guaranteed, 10.375% due
                          2/1/09....................................................        371,525
   350,000    B-        Production Resource Group, Sr. Sub. Notes, 11.500% due
                          1/15/08...................................................        312,375
   175,000    B-        SFX Entertainment Inc., Company Guaranteed, 9.125% due
                          2/1/08....................................................        165,813
   325,000    B-        T/SF Communications Corp., Company Guaranteed, 10.375% due
                          11/1/07...................................................        313,625
   650,000    B-        United International Holdings Inc., step bond to yield
                          10.750% due 2/15/08.......................................        416,000
---------------------------------------------------------------------------------------------------
                                                                                          3,262,279
---------------------------------------------------------------------------------------------------
METALS/MINERALS -- 2.4%
   500,000    B-        Diamond Holdings PLC, Company Guaranteed, 9.125% due
                          2/1/08....................................................        497,500
   225,000    B+        National Steel Corp., First Mortgage, 9.875% due 3/1/09.....        231,188
---------------------------------------------------------------------------------------------------
                                                                                            728,688
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
RETAIL -- 6.1%
$  475,000    B-        Advance Stores Co. Inc., Company Guaranteed, 10.250% due
                          4/15/08...................................................    $   413,250
   450,000    B+        Ames Department Stores, Inc., Sr. Notes, 10.000% due
                          4/15/06...................................................        445,500
   525,000    CCC+      J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                          10/15/07..................................................        448,875
   500,000    BB+       Kmart Corp., Medium Term Notes, 7.900% due 12/14/00.........        500,625
---------------------------------------------------------------------------------------------------
                                                                                          1,808,250
---------------------------------------------------------------------------------------------------
SERVICES -- 3.8%
   250,000    B-        Advance Holding Corp., Debentures, step bond to yield
                          12.875% due 4/15/09.......................................        130,000
   530,000    B         AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        535,300
   236,896    B         FRD Acquisition, Sr. Notes, 12.500% due 7/15/04.............        120,817
   350,000    B-        Williams Scotsman Inc., Company Guaranteed, 9.875% due
                          6/1/07....................................................        339,500
---------------------------------------------------------------------------------------------------
                                                                                          1,125,617
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 15.1%
   375,000    B+        Bresnan Communications, Sr. Discount Notes, step bond to yield
                          9.250% due 2/1/09.........................................        260,625
   100,000    B         CapRock Communications Corp., Sr. Notes, 11.500% due
                          5/1/09....................................................        103,000
   225,000    B-        Centennial Cellular Corp., Sr. Sub. Notes, 10.750% due
                          12/15/08..................................................        242,437
   950,000    B+        Charter Communications Holdings, Inc., Sr. Discount Notes,
                          step bond to yield 9.920% due 4/1/11......................        560,500
   105,000    B-        Classic Cable Inc., Company Guaranteed, 9.375% due 8/1/09...        103,950
   250,000    B-        Classic Communications, Inc., Sr. Discount Notes, step bond
                          to yield 13.250% due 8/1/09...............................        173,750
   150,000    B-        Exodus Communications, Inc., Sr. Notes, 10.750% due 12/15/09
                          (a).......................................................        152,625
                        Intermedia Communications Inc.:
   225,000    CCC+      Sr. Discount Notes, step bond to yield, 12.250% due
                          3/1/09....................................................        136,125
   150,000    B         Sr. Notes, 9.500% due 3/1/09................................        145,125
   275,000    B         Level 3 Communications, Inc., Sr. Notes, 9.125% due
                          5/1/08....................................................        259,875
   275,000    B+        McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09...............        257,125
   450,000    B-        NTL Inc., step bond to yield 9.750% due 4/1/08..............        313,875
                        Primus Telecom Group, Inc., Sr. Notes:
   175,000    B-          11.250% due 1/15/09.......................................        169,312
   175,000    B-          12.750% due 10/15/09 (a)..................................        181,562
   250,000    B-        PSINet Inc., Sr. Notes, 10.500% due 12/1/06 (a).............        253,750
   300,000    BB+       Qwest Communication Corp., step bond to yield 8.290% due
                          2/1/08....................................................        229,500
                        Telewest Communications PLC:
   425,000    B+          Step bond to yield 11.000% due 10/1/07....................        397,375
   225,000    B+          Step bond to yield 9.250% due 4/15/09 (a).................        143,156
   125,000    B-        Turkcell Iletisim, Sr. Notes, 12.750% due 8/1/05 (a)........        129,375
   275,000    B-        Viatel Inc., Sr. Notes, 11.500% due 3/15/09.................        275,687
---------------------------------------------------------------------------------------------------
                                                                                          4,488,729
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
TEXTILES -- 6.1%
$  550,000    B+        Avondale Mills Inc., Company Guaranteed, 10.250% due
                          5/1/06....................................................    $   495,000
   125,000    B+        Delta Mills Inc., Company Guaranteed, 9.625% due 9/1/07.....         87,500
   225,000    B         Norton, Company Guaranteed, 12.500% due 6/1/05..............        192,375
   300,000    B-        Panolam Industries International, Sr. Sub. Notes, 11.500%
                          due 2/15/09 (a)...........................................        308,250
   275,000    B-        Supreme International Corp., Company Guaranteed, 12.250% due
                          4/1/06....................................................        275,688
   475,000    B-        Tropical Sportswear International Corp., Company Guaranteed,
                          11.000% due 6/15/08.......................................        457,187
---------------------------------------------------------------------------------------------------
                                                                                          1,816,000
---------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.3%
   325,000    B-        Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05...............        333,125
   225,000    BB-       Continental Airlines Inc., Sr. Notes, 9.500% due 12/15/01...        228,375
   400,000    B-        Pacer International Inc., Company Guaranteed, 11.750% due
                          6/1/07....................................................        410,000
---------------------------------------------------------------------------------------------------
                                                                                            971,500
---------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $23,260,430).......     22,424,777
---------------------------------------------------------------------------------------------------
    SHARES              SECURITY                                                              VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 3.5%
---------------------------------------------------------------------------------------------------
ENERGY -- 0.8%
     2,148              R&B Falcon Corp., 13.875%...................................        226,649
---------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.7%
     4,500              Eagle-Picher Industries, 11.750% Exchangeable 3/1/08........        207,000
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.0%
         1              Paxson Communications Corp., Preferred, 12.500% Exchangeable
                          10/31/06..................................................            109
---------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.2%
     9,242              Viasystems Group, Inc., 8.000%..............................         69,318
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.8%
     5,500              Global Crossing Holding Ltd., 10.500% (a)...................        552,062
---------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $1,114,943)..................      1,055,138
---------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.2%
---------------------------------------------------------------------------------------------------
HOTELS -- 0.1%
     2,250              Prime Hospitality Corp. ....................................         19,828
---------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.1%
       750              Classic Communications, Inc.................................         27,422
---------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $19,140)........................         47,250
---------------------------------------------------------------------------------------------------
WARRANTS(b) -- 0.2%
     2,000              R&B Falcon Corp., Expires 5/1/09 (a) (Cost -- $18,868)......         50,000
---------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $24,413,381).................     23,577,165
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.7%
$6,167,000             CS First Boston Corp., 2.650% due 1/3/00; Proceeds at
                         maturity -- $6,168,362;
                       (Fully collateralized by U.S. Treasury Bills, zero coupon
                         due 6/1/00;
                       Market value -- $6,290,546) (Cost -- $6,167,000)............    $ 6,167,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $30,580,381**)...........    $29,744,165
--------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.
(a) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 21 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
  Baa               BBB               0.8%
  Ba                 BB              11.4
   B                 B               79.6
  Caa               CCC               6.3
  NR                 NR               1.9
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 87.9%
-------------------------------------------------------------------------------------------
BEVERAGE -- 1.3%
     413,920   Coca-Cola Co. ..............................................  $   24,110,840
-------------------------------------------------------------------------------------------
COMPUTERS -- 17.0%
     707,095   Apple Computer Inc. (a).....................................      72,698,205
   1,358,010   Dell Computer Corp. (a).....................................      69,258,510
   1,285,140   VERITAS Software Corp. (a)..................................     183,935,663
-------------------------------------------------------------------------------------------
                                                                                325,892,378
-------------------------------------------------------------------------------------------
COMMUNICATIONS -- 1.6%
     300,000   Nextel Communications Inc., Class A Shares (a)..............      30,937,500
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.6%
     438,250   General Electric Co. .......................................      67,819,187
   1,080,580   Time Warner Inc. ...........................................      78,274,514
-------------------------------------------------------------------------------------------
                                                                                146,093,701
-------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE -- 3.6%
     238,700   MedImmune, Inc. (a).........................................      39,594,363
     897,475   Pfizer Inc. ................................................      29,111,845
-------------------------------------------------------------------------------------------
                                                                                 68,706,208
-------------------------------------------------------------------------------------------
ELECTRONICS -- 6.8%
     281,295   EMC Corp. (a)...............................................      30,731,479
   1,018,260   Texas Instruments Inc. .....................................      98,643,937
-------------------------------------------------------------------------------------------
                                                                                129,375,416
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc. (a).............................             170
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.0%
   1,447,840   The Charles Schwab Corp. ...................................      55,560,860
     265,520   Fannie Mae..................................................      16,578,405
     700,000   Morgan Stanley Dean Witter & Co. ...........................      99,925,000
-------------------------------------------------------------------------------------------
                                                                                172,064,265
-------------------------------------------------------------------------------------------
INSURANCE -- 2.8%
     504,866   American International Group................................      54,588,663
-------------------------------------------------------------------------------------------
RETAIL -- 4.9%
     400,000   Amazon.com, Inc. (a)........................................      30,450,000
     181,880   Costco Wholesale Corp. (a)..................................      16,596,550
     689,197   The Home Depot, Inc. .......................................      47,253,104
-------------------------------------------------------------------------------------------
                                                                                 94,299,654
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
SOFTWARE -- 18.2%
   1,857,200   America Online, Inc. (a)....................................  $  140,102,525
   1,016,490   Cisco Systems, Inc. (a).....................................     108,891,491
     312,870   Intuit Inc. (a).............................................      18,752,646
     691,600   Microsoft Corp. (a).........................................      80,744,300
-------------------------------------------------------------------------------------------
                                                                                348,490,962
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 15.1%
     295,600   Level 3 Communications, Inc. (a)............................      24,202,250
     739,040   Nokia Corp. ADR.............................................     140,417,600
     746,150   Sprint Corp. (PCS Group) (a)................................      76,480,375
     988,275   Vodafone Software Corp. ....................................      48,919,612
-------------------------------------------------------------------------------------------
                                                                                290,019,837
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $779,627,099)...................   1,684,579,594
-------------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.6%
UNITED KINGDOM -- 0.6%
   2,251,260   Vodafone AirTouch PLC (Cost -- $10,306,623).................      11,093,487
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $789,933,722)................   1,695,673,081
-------------------------------------------------------------------------------------------
 FACE
AMOUNT                                   SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.5%
$220,003,000   Morgan Stanley Dean Witter & Co., 2.470% due 1/3/00;
               Proceeds at maturity -- $220,048,284; (Fully collateralized by U.S. Treasury Notes, 8.750% due 5/15/17; Market
               value -- $241,320,000) (Cost -- $220,003,000)...............     220,003,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,009,936,722*).........  $1,915,676,081
-------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MONEY MARKET PORTFOLIO

        FACE                                                                            ANNUALIZED
       AMOUNT                                     SECURITY                                YIELD           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 83.9%
     $4,500,000         Allied Signal Inc. mature 1/27/00 to 2/15/00................  5.95% to 6.26%   $  4,477,336
      4,700,000         American Home Products Corp. matures 1/24/00................       5.27           4,684,235
      4,000,000         AT&T Corp. matures 1/21/00..................................       6.33           3,986,000
      4,000,000         Bell Atlantic Financial Corp. matures 1/20/00...............       5.95           3,987,544
      4,000,000         BHF Finance Corp. matures 1/06/00...........................       6.37           3,996,483
      3,900,000         Caisse Des Depots matures 2/28/00...........................       6.01           3,862,740
      3,900,000         Deere & Co. matures 1/13/00.................................       5.99           3,892,265
      1,500,000         DE Funding Corp. matures 1/20/00............................       6.00           1,495,290
      3,500,000         Equitable Life Assurance Society matures 2/10/00............       5.91           3,477,522
      4,400,000         Ford Motor Credit Corp. matures 2/3/00......................       5.61           4,377,494
      3,525,000         General Dynamic Corp. matures 2/29/00.......................       6.10           3,490,511
      4,400,000         General Electric Capital Corp. matures 3/21/00..............       5.83           4,343,778
      3,500,000         General Motors Acceptance Corp. matures 2/22/00.............       6.02           3,469,919
      4,500,000         Goldman Sachs & Co. matures 1/31/00.........................       6.55           4,475,625
      4,400,000         Harvard University matures 1/6/00...........................       5.36           4,396,731
      4,500,000         Hewlett-Packard Co. matures 1/10/00.........................       6.37           4,492,856
      4,000,000         Marsh & McLennan Co. Inc. matures 1/12/00...................       6.53           3,992,056
      4,000,000         Merrill Lynch & Co. matures 1/31/00.........................       6.06           3,980,166
      3,100,000         Morgan Stanley Dean Witter & Co. matures 2/24/00............       6.04           3,072,519
      3,500,000         Newell Co. matures 1/28/00..................................       5.96           3,484,513
      4,700,000         Paccar Financial Corp. matures 1/27/00......................       5.17           4,682,519
      3,000,000         Potomac Electric Power Co. matures 2/10/00..................       5.88           2,980,833
      4,000,000         Providian Master Trust matures 1/18/00......................       6.64           3,987,533
      4,000,000         Prudential Funding Corp. matures 2/15/00....................       6.12           3,969,700
      4,400,000         Textron Inc. mature 1/5/00 to 1/14/00.......................   5.94 to 5.96       4,391,948
      3,500,000         Transamerica Finance Corp. matures 2/7/00...................       6.01           3,478,597
-------------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $100,926,713)...............                    100,926,713
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.1%
     19,350,000         Merrill Lynch & Co., 2.47% due 1/3/00; Proceeds at
                        maturity -- $19,353,981; (Fully collateralized by U.S.
                        Treasury Notes, 6.00% due 2/15/26; Market
                        value -- $19,737,000) (Cost -- $19,350,000).................                     19,350,000
-------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $120,276,713*)...........                   $120,276,713
-------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $271,491,706   $24,413,381   $  789,933,722   $100,926,713
  Repurchase agreements, at cost.................     1,275,000     6,167,000      220,003,000     19,350,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $337,483,720   $23,577,165   $1,695,673,081   $100,926,713
  Repurchase agreements, at value................     1,275,000     6,167,000      220,003,000     19,350,000
  Cash...........................................           511           285              725            241
  Dividends and interest receivable..............     1,684,094       547,123          374,795            794
  Receivable for Fund shares sold................            --        75,585          414,571             --
  Receivable from affiliate......................            --            --               --         24,174
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   340,443,325    30,367,158    1,916,466,172    120,301,922
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable...............       141,090        12,851        1,154,525         49,921
  Payable for securities purchased...............       397,377            --               --             --
  Payable for Fund shares purchased..............       353,992        21,964               --             --
  Payable to broker -- variation margin..........        29,750            --               --             --
  Administration fees payable....................        16,931         1,542           91,885          5,230
  Dividends payable..............................            --            --               --        254,987
  Accrued expenses...............................        66,231        14,209           58,591         21,900
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     1,005,371        50,566        1,305,001        332,038
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $339,437,954   $30,316,592   $1,915,161,171   $119,969,884
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $226,041,766   $29,927,371   $  942,600,893   $119,969,884
  Undistributed net investment income............     6,657,380     2,577,214          752,718             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    41,188,231    (1,351,777)      66,058,697             --
  Net unrealized appreciation (depreciation) of
     investments, futures contracts and foreign
     currencies..................................    65,550,577      (836,216)     905,748,863             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $339,437,954   $30,316,592   $1,915,161,171   $119,969,884
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    16,072,930     3,201,194       17,602,914    119,969,884
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $21.12         $9.47          $108.80          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                          MANAGED     HIGH YIELD      CAPITAL        MONEY
                                                          ASSETS         BOND       APPRECIATION     MARKET
                                                           TRUST         TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $ 5,886,779   $ 2,751,558   $  8,307,630   $3,470,117
  Dividends...........................................    2,609,044        68,899      3,283,595           --
  Less: Foreign withholding tax.......................      (30,410)           --        (69,723)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................    8,465,413     2,820,457     11,521,502    3,470,117
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...................    1,529,826       146,012      9,612,677      209,527
  Administration fees (Note 3)........................      183,579        17,521        769,014       39,063
  Audit and legal.....................................       36,500        28,519         33,000       27,375
  Shareholder communications..........................       32,000         9,868        124,000       18,400
  Custody.............................................       19,511         7,755         46,000        9,800
  Shareholder and system servicing fees...............       13,000        12,704         13,000       14,200
  Pricing fees........................................        6,000         8,204             --           --
  Trustees' fees......................................        4,000         3,875          4,000        3,849
  Other...............................................        4,072           968          4,065        3,363
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................    1,828,488       235,426     10,605,756      325,577
  Less: Expense reimbursement.........................           --            --             --      (85,612)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES........................................    1,828,488       235,426     10,605,756      239,965
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.................................    6,636,925     2,585,031        915,746    3,230,152
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*)...................................   41,694,154      (471,819)    66,070,067         (256)
     Futures contracts................................   (1,221,587)           --             --           --
     Foreign currency transactions....................           --           433        (29,515)          --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................   40,472,567      (471,386)    66,040,552         (256)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments, Futures Contracts and Foreign
  Currencies:.........................................                                                     --
     Beginning of year................................   71,272,240        48,086    365,205,909           --
     End of year......................................   65,550,577      (836,216)   905,748,863           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)......................................   (5,721,663)     (884,302)   540,542,954           --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES..................................   34,750,904    (1,355,688)   606,583,506         (256)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS................  $41,387,829   $ 1,229,343   $607,499,252   $3,229,896
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..........................  $  6,636,925   $ 2,585,031   $      915,746   $  3,230,152
  Net realized gain (loss).......................    40,472,567      (471,386)      66,040,552           (256)
  Change in net unrealized appreciation
     (depreciation)..............................    (5,721,663)     (884,302)     540,542,954             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.........    41,387,829     1,229,343      607,499,252      3,229,896
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income..........................    (5,732,184)   (2,318,362)      (1,059,153)    (3,229,896)
  Net realized gains.............................   (17,063,313)           --      (30,268,189)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS................................   (22,795,497)   (2,318,362)     (31,327,342)    (3,229,896)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares...............    33,514,225     7,595,331      470,330,702    388,474,577
  Net asset value of shares issued for
     reinvestment of dividends...................    22,795,497     2,318,362       31,327,342      3,049,209
  Cost of shares reacquired......................   (11,645,774)   (6,596,523)     (53,529,706)  (313,623,231)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS................................    44,663,948     3,317,170      448,128,338     77,900,555
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...........................    63,256,280     2,228,151    1,024,300,248     77,900,555
NET ASSETS:
  Beginning of year..............................   276,181,674    28,088,441      890,860,923     42,069,329
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*...................................  $339,437,954   $30,316,592   $1,915,161,171   $119,969,884
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:............................................    $6,657,380    $2,577,214         $752,718             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 1998

                                                       MANAGED      HIGH YIELD      CAPITAL         MONEY
                                                        ASSETS         BOND       APPRECIATION      MARKET
                                                        TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  5,681,892   $ 2,382,367   $  1,062,648   $  1,460,011
  Net realized gain (loss).........................    18,004,909       443,848     31,704,572           (215)
  Increase (decrease) in net unrealized
     appreciation..................................    24,712,837    (1,095,487)   268,745,690             --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    48,399,638     1,730,728    301,512,910      1,459,796
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income............................    (6,031,526)   (1,906,452)    (1,757,481)    (1,459,796)
  Net realized gains...............................   (11,032,250)           --    (15,276,070)            --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................   (17,063,776)   (1,906,452)   (17,033,551)    (1,459,796)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................    17,716,235     7,689,311    206,554,463    103,475,184
  Net asset value of shares issued for reinvestment
     of dividends..................................    17,063,776     1,906,452     17,033,551      1,409,254
  Cost of shares reacquired........................   (13,804,479)   (6,603,776)   (24,907,667)   (76,308,910)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................    20,975,532     2,991,987    198,680,347     28,575,528
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    52,311,394     2,816,263    483,159,706     28,575,528
NET ASSETS:
  Beginning of year................................   223,870,280    25,272,178    407,701,217     13,493,801
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $276,181,674   $28,088,441   $890,860,923   $ 42,069,329
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................    $5,732,244    $2,318,362     $1,059,153             --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $748,206 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup, Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the Trust's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, MAT, HYBT, CAF and MMP each paid transfer agent fees of $1,250 to Private Trust.

     Brokerage commissions of $11,797 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Citigroup, Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................  $178,872,424   $29,315,601   $710,021,790
-------------------------------------------------------------------------------------------------------
Sales.......................................................   149,297,456    30,074,602    418,229,757

-------------------------------------------------------------------------------------------------------

     At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 77,470,903   $  369,766    $909,337,079
Gross unrealized depreciation...............................   (11,478,889)  (1,205,982)     (3,597,720)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 65,992,014   $ (836,216)   $905,739,359
-------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, MAT had sold one financial futures contract on the Standard & Poor's 500 Index expiring in March 2000. The basis value of the contract was $12,545,313. The market value of the contract on December 31, 1999, was $12,986,750, resulting in an unrealized loss of $441,437.

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1999, the Funds held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, HYBT had, for Federal income tax purposes, approximately $705,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                   2000        2001       2002        2004        2007
--------------------------------------------------------------------------------------------------------
Carryforward Amounts..........................    $48,000    $135,000    $38,000    $342,000    $142,000
--------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1999   DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................       1,654,617             955,576
Shares issued on reinvestment...............................       1,187,265             921,867
Shares reacquired...........................................        (581,353)           (747,496)
---------------------------------------------------------------------------------------------------
Net Increase................................................       2,260,529           1,129,947
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................         776,247             772,815
Shares issued on reinvestment...............................         245,327             196,339
Shares reacquired...........................................        (671,120)           (673,313)
---------------------------------------------------------------------------------------------------
Net Increase................................................         350,454             295,841
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       5,582,389           3,602,035
Shares issued on reinvestment...............................         400,399             292,021
Shares reacquired...........................................        (626,790)           (448,218)
---------------------------------------------------------------------------------------------------
Net Increase................................................       5,355,998           3,445,838
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     388,474,577         103,475,184
Shares issued on reinvestment...............................       3,049,209           1,409,254
Shares reacquired...........................................    (313,623,231)        (76,308,910)
---------------------------------------------------------------------------------------------------
Net Increase................................................      77,900,555          28,575,528
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

MANAGED ASSETS TRUST                               1999          1998          1997          1996        1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $19.99        $17.65        $14.98        $15.50      $12.85
---------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income........................      0.39          0.41          0.48          0.46        0.49
  Net realized and unrealized gain.............      2.30          3.27          2.70          1.50        2.83
---------------------------------------------------------------------------------------------------------------
Total Income From Operations...................      2.69          3.68          3.18          1.96        3.32
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(1):
  Net investment income........................     (0.39)        (0.47)        (0.12)        (0.89)      (0.50)
  Net realized gains...........................     (1.17)        (0.87)        (0.39)        (1.59)      (0.17)
---------------------------------------------------------------------------------------------------------------
Total Distributions............................     (1.56)        (1.34)        (0.51)        (2.48)      (0.67)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $21.12        $19.99        $17.65        $14.98      $15.50
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     14.22%        21.44%        21.31%        13.78%      27.12%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $339,438      $276,182      $223,870      $188,610    $171,276
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)..................................      0.60%         0.60%         0.63%         0.58%       0.58%
  Net investment income........................      2.17          2.30          2.91          3.51        3.49
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        51%           74%           90%          108%        110%
---------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND TRUST                              1999          1998          1997          1996        1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $9.85         $9.89         $8.49         $9.00       $8.49
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................     0.81          0.77          0.76          0.91        0.80
  Net realized and unrealized gain (loss).......    (0.38)        (0.13)         0.65          0.41        0.41
---------------------------------------------------------------------------------------------------------------
Total Income From Operations....................     0.43          0.64          1.41          1.32        1.21
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(1):
  Net investment income.........................    (0.81)        (0.68)        (0.01)        (1.83)      (0.70)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $9.47         $9.85         $9.89         $8.49       $9.00
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     4.42%         6.56%        16.56%        16.05%      15.47%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................  $30,317       $28,088       $25,272       $17,291     $12,902
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)................................     0.81%         0.82%         0.84%         0.97%       1.25%
  Net investment income.........................     8.85          8.42          9.04         11.01        9.37
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................      112%          147%          137%           84%        222%
---------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(3) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.28% for the year ended December 31, 1995.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

CAPITAL APPRECIATION FUND                          1999           1998            1997        1996          1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $72.74        $46.32        $36.72        $33.18        $24.50
------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.......................        0.04          0.06          0.19          0.23          0.24
  Net realized and unrealized gain............       38.08         28.07          9.41          8.49          8.61
------------------------------------------------------------------------------------------------------------------
Total Income From Operations..................       38.12         28.13          9.60          8.72          8.85
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(1):
  Net investment income.......................       (0.07)        (0.18)           --         (0.41)        (0.17)
  Net realized gains..........................       (1.99)        (1.53)        (0.00)*       (4.77)           --
------------------------------------------------------------------------------------------------------------------
Total Distributions...........................       (2.06)        (1.71)        (0.00)*       (5.18)        (0.17)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $108.80        $72.74        $46.32        $36.72        $33.18
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       53.52%        61.63%        26.14%        28.21%        36.37%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............  $1,915,161      $890,861      $407,701      $224,132      $122,155
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).................................        0.83%         0.85%         0.84%         0.83%         0.85%
  Net investment income.......................        0.07          0.18          0.54          0.69          0.84
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................          37%           53%           89%           84%          124%
------------------------------------------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO                             1999           1998            1997        1996          1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $1.00         $1.00         $1.00         $1.00         $1.00
------------------------------------------------------------------------------------------------------------------
  Net investment income(3)....................       0.049         0.049         0.049        0.0412        0.0417
  Distributions from net investment income....      (0.049)       (0.049)       (0.049)      (0.0412)      (0.0417)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $1.00         $1.00         $1.00         $1.00         $1.00
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................        4.96%         5.08%         5.03%         4.20%         4.17%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............    $119,970       $42,069       $13,494        $3,543        $1,417
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)(4)...........................        0.37%         0.65%         0.57%         0.78%         1.25%
  Net investment income.......................        4.96          5.37          5.03          3.72            --
------------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% and 0.40% for Capital Appreciation Fund and Money Market Portfolio, respectively.

(3) Travelers Insurance reimbursed Money Market Portfolio for $85,612, $31,300 and $43,376 in expenses for the years ended December 31, 1999, 1997 and 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.50%, 1.39% and 1.71%, respectively.

(4) The ratio of expenses to average net assets for 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 7.37% for the year ended December 31, 1995.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1996 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 1999, their results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 1999:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          Managed Assets Trust..............................   32.10%
          High Yield Bond Trust.............................    2.01
          Capital Appreciation Fund.........................  100.00

     - Total long-term capital gain distributions paid:

          Managed Assets Trust..............................  $15,558,157
          Capital Appreciation Fund.........................   30,268,189

A total of 17.05% of the ordinary dividends paid by the Managed Assets Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the year ended December 31, 1999, the Portfolio had a return of a negative 4.23%. In comparison, the Lehman Government Bond Index returned a negative 2.23% for the same time period. (Past performance is not indicative of future results. The Lehman Government Bond Index is a broad measure of the performance of U.S. government bonds.)

1999 was a year that saw sustained economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decline in bond yields and a 0.75% fall in the federal funds rate -- yields have risen. Investor optimism, however, was tempered by concerns about inflation and continued economic growth. Yet both Russia and Argentina remain economic hot spots and deserve close monitoring. Moreover, the reconstruction of Kosovo and peacekeeping efforts in that war-torn country will also be an ongoing challenge.

The period was marked by continued strong U.S. economic growth, historically low inflation and low unemployment. Diminishing liquidity in the bond market was precipitated by the global financial crisis that reached its climax in October 1998. Meanwhile, the Fed reversed its three short-term interest rate movements, with 25-basis-point (i.e., 100 basis points are equal to one percent) increases implemented on June 30, August 24 and November 16, 1999, respectively.

A robust U.S. economy and three Fed interest rate hikes negatively impacted bond investors in 1999, the worst year for fixed income investing since 1994. The 30-year U.S. Treasury bond suffered its worst decline in total return on record. In the view of the Portfolio's manager, this poor performance from U.S. Treasuries reflected the reversal of the "flight to quality" that developed during the global financial turmoil at the end of 1998.

In the manager's view, the worst may be over. Many bond investment professionals expect that yields for 30-year U.S. Treasuries should trade between 6% and 6.7% in the next 12 months. These yields can provide investors with a comfortable cushion against declines in the bonds' prices. Of course, inflation is what actually drives bond market returns. Concerns persist over the acceleration in inflation in the Consumer Price Index ("CPI"), which climbed in 1999 as oil prices doubled.

During the period, the Portfolio's income orientation helped returns due to emphasis on mortgage-backed securities and U.S. Treasury strips throughout the year. This strategy was implemented in an attempt to mirror the 5-10-year U.S. Treasury benchmark. In addition, a duration of 5.25 - 5.375 years in the Portfolio has been maintained.

Within the U.S. Government Securities Portfolio, the manager has sought to maximize income during the period through mortgage-backed securities, buying coupon at or near par and avoiding any potential prepayment risk. (Coupon is the periodic interest payment made to the bondholders during the life of the bond. Prepayment risk refers to payments made in excess of scheduled mortgage principal repayments.)

During the period under review, the Portfolio's strategy included slowly buying U.S. Treasuries and extending maturities as interest rates rose. In the manager's view, yields over the near term have already seen their highs, and in the coming months he plans to increase the Portfolio's U.S. Treasury exposure and reduce its mortgage-backed securities holdings because of expectations that rates should continue to decline.

In the opinion of the manager, the trend of lower interest rates has not ended but periods of lower rates from current levels may be less frequent and shorter in duration. Income most likely will be the primary component of Portfolio performance going forward. The manager's efforts will be on focusing on minimizing price volatility and maximizing income opportunities and maintaining liquidity.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

military defense related services or gambling services. For the year ended December 31, 1999, the Portfolio returned 15.84%, underperforming the S&P 500, which posted a total return of 21.03%. (Past performance is not indicative of future results.)

Consistent with its investment objective, the Portfolio began the reporting period with holdings in the technology, consumer products, financial services, healthcare, communications and energy sectors. At this time, the Portfolio also had approximately 6% in liquid reserves.

As of December 31, 1999, the Portfolio consisted of 86 individual investments. The Portfolio is overweighted versus its benchmark in basic materials, consumer cyclical, transportation and utilities. Moreover, the Portfolio was slightly underweight in the capital goods, communication services, energy and technology sectors. The manager remains optimistic regarding the future of the U.S. economy and several of its major corporations over the long term.

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the year ended December 31, 1999, the Portfolio returned a negative 0.08%. In comparison, the Standard & Poor's Utility Index ("S&P Utility Index") returned a negative 8.88% for the same time period. In a difficult market for both utilities stocks and bonds, the Utilities Portfolio continued to generate competitive performance. (Past performance is not indicative of future results. Please note that Portfolio holdings as of December 31, 1999 and are subject to change.)

The Utilities Portfolio began the reporting period with total assets of $32.9 million and ended the year with $31.4 million in assets under management. As of December 31, 1999, the Portfolio had 57% of its investments in electric utilities, approximately 24% in telecommunications related companies and 14% in natural gas utilities.

The Portfolio's holdings in NEXTLINK Communications, MediaOne Group, Calpine Corp., The Montana Power Co., Sprint, Qwest Communications and MCI Worldcom largely contributed to the Portfolio's relative positive performance. Holdings in the traditional electric and gas utilities sectors adversely affected the Portfolio during 1999.

Thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 20, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                   (4.23)%
    Five Years Ended 12/31/99              8.45%
    1/24/92* through 12/31/99              6.69%
    CUMULATIVE TOTAL RETURN
    1/24/92* through 12/31/99             67.24%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 1999. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                               U.S. GOVERNMENT SECURITIES
                                                       PORTFOLIO             LEHMAN GOV'T BOND INDEX      CONSUMER PRICE INDEX
                                               --------------------------    -----------------------      --------------------
1/24/92                                                  10000                        10000                       10000
12/92                                                    10790                        10723                       10275
12/93                                                    11813                        11866                       10557
12/94                                                    11147                        11464                       10840
12/95                                                    13869                        13567                       11115
12/96                                                    14077                        13943                       11484
12/97                                                    15846                        15280                       11679
12/98                                                    17463                        16785                       11866
12/99                                                    16739                        16411                       12220

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                    15.84%
    Five Years Ended 12/31/99              25.56%
    5/1/92* through 12/31/99               18.07%
    CUMULATIVE TOTAL RETURN
    5/1/92* through 12/31/99              257.65%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                              STANDARD & POOR'S 500
                                               SOCIAL AWARENESS PORTFOLIO             INDEX               CONSUMER PRICE INDEX
                                               --------------------------     ---------------------       --------------------
5/1/92                                                   10000                        10000                       10000
12/92                                                    10950                        10673                       10157
12/93                                                    11777                        11745                       10436
12/94                                                    11461                        11900                       10716
12/95                                                    15285                        14509                       10988
12/96                                                    18339                        17838                       11353
12/97                                                    23343                        23789                       11545
12/98                                                    30875                        30626                       11731
12/99                                                    35765                        37067                       12080

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/99 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                   (0.08)%
    Five Years Ended 12/31/99             16.33%
    2/4/94* through 12/31/99              13.98%
               CUMULATIVE TOTAL RETURN
             ----------------------------
    2/4/94* through 12/31/99             116.62%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 1999. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                              STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO                INDEX               CONSUMER PRICE INDEX
                                                   -------------------        ---------------------       --------------------
2/4/94                                                    10000                       10000                       10000
12/94                                                     10170                       10072                       10205
12/95                                                     13149                       13852                       10464
12/96                                                     14638                       17031                       10811
12/97                                                     18340                       22712                       10995
12/98                                                     21680                       29240                       11171
12/99                                                     21662                       35390                       11504

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 35.5%
             U.S. Treasury Notes:
$6,000,000     6.875% due 5/15/06..........................................  $ 6,105,720
 2,000,000     5.500% due 5/15/09..........................................    1,865,140
 2,000,000     6.125% due 8/15/29..........................................    1,906,820
 7,000,000   U.S. Treasury Bonds, 7.250% due 5/15/16.......................    7,321,440
 9,000,000   U.S. REFCO Strips, zero coupon due 10/15/13...................    3,435,750
 1,023,630   U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.......      956,357
----------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $22,833,854).......   21,591,227
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 63.2%
             Federal Home Loan Mortgage Corp. Certificates:
 3,000,000     5.705% due 3/2/09...........................................    2,730,780
 7,223,094     6.500% due 3/15/28 @........................................    6,781,745
 3,000,000   Gold Certificates, 8.000% due 10/1/29.........................    3,030,930
             Federal National Mortgage Association Certificates:
 2,730,892     7.000% due 6/1/24 @.........................................    2,641,263
 2,754,336     6.500% due 8/1/29 @.........................................    2,596,815
             Government National Mortgage Association Certificates:
 1,652,887     9.000% due 9/15/09 @........................................    1,730,870
   617,346     8.500% due 7/15/18 @........................................      635,286
 1,967,042     6.500% due 12/15/28.........................................    1,847,780
 8,157,222     6.000% due 2/20/29 @........................................    6,443,506
 3,364,126     7.000% due 5/15/29 @........................................    3,250,587
 2,992,161     7.500% due 9/15/29..........................................    2,960,354
 2,000,000   TBA Certificates, 6.500% due 12/17/28.........................    1,877,500
 2,000,000   Tennessee Valley Authority Debenture, 6.250% due 12/15/17.....    1,808,300
----------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES(Cost -- $40,352,180)...........   38,335,716
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
   762,000   CS First Boston, 2.650% due 1/3/00; Proceeds at
             maturity -- $762,166; (Fully collateralized by U.S. Treasury
             Notes, 5.430% due 6/1/00; Market value -- $778,010)
             (Cost -- $762,000)..........................................      762,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%(Cost -- $63,948,034*).............  $60,688,943
--------------------------------------------------------------------------------------

@ Date shown represents the last in range of maturity dates of mortgage certificates owned.
* Aggregate cost for federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 92.5%
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 5.8%
    19,000    Alcoa Inc. .................................................    $ 1,577,000
    25,000    Engelhard Corp. ............................................        471,875
    20,000    Nucor Corp. ................................................      1,096,250
    16,000    Praxair, Inc. ..............................................        805,000
-----------------------------------------------------------------------------------------
                                                                                3,950,125
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.0%
    24,500    Anixter International Inc. (a)..............................        505,313
    25,500    Deere & Co. ................................................      1,106,062
     9,800    Pitney Bowes, Inc. .........................................        473,463
-----------------------------------------------------------------------------------------
                                                                                2,084,838
-----------------------------------------------------------------------------------------
COMMUNICATION -- 4.6%
    13,800    AT&T Corp. .................................................        700,350
    20,500    Bell Atlantic Corp. ........................................      1,262,030
    17,754    MCI WorldCom, Inc. (a)......................................        942,072
     5,000    Time Warner Telecom Inc. (a)................................        249,688
-----------------------------------------------------------------------------------------
                                                                                3,154,140
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 20.5%
    19,200    Black & Decker Corp. .......................................      1,003,200
    16,991    Dollar General Corp. .......................................        386,545
     4,900    eTOYS Inc. (a)..............................................        128,625
    28,200    Home Depot, Inc. ...........................................      1,933,462
    50,000    Interface, Inc. ............................................        287,500
    31,000    Kaufman & Broad Home Corp. .................................        749,813
     8,632    Koninklijke Philips Electronics N.V. -- ADR.................      1,165,320
    27,500    Liz Claiborne, Inc. ........................................      1,034,687
    20,100    Lowe's Cos., Inc. ..........................................      1,200,974
    24,500    May Department Stores Co. ..................................        790,125
    33,000    Office Depot, Inc. (a)......................................        360,938
    31,200    Reader's Digest Association, Inc. ..........................        912,600
    20,000    Ross Stores, Inc. ..........................................        358,750
    37,600    Staples, Inc. (a)...........................................        780,200
    22,200    Tribune Co. ................................................      1,222,387
    25,000    Wal-Mart Stores, Inc. ......................................      1,728,124
-----------------------------------------------------------------------------------------
                                                                               14,043,250
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.7%
     5,922    Albertson's, Inc. ..........................................    $   190,985
    18,000    Brinker International, Inc. (a).............................        432,000
    18,000    Kimberly-Clark Corp. .......................................      1,174,500
    27,400    Kroger Co. (a)..............................................        517,175
    14,800    Newell Co. .................................................        429,200
    25,000    Pepsi Bottling Group, Inc. .................................        414,063
     4,800    PepsiCo, Inc. ..............................................        169,200
    22,700    Sysco Corp. ................................................        898,069
     7,480    Tricon Global Restaurants, Inc. (a).........................        288,915
     7,142    Unilever N.V. -- ADR........................................        388,793
    18,000    Wendy's International, Inc. ................................        371,250
-----------------------------------------------------------------------------------------
                                                                                5,274,150
-----------------------------------------------------------------------------------------
ENERGY -- 2.8%
     6,600    Anadarko Petroleum Corp. ...................................        225,225
    22,826    BP Amoco PLC -- ADR.........................................      1,353,866
     5,000    Royal Dutch Petro -- ADR....................................        302,188
-----------------------------------------------------------------------------------------
                                                                                1,881,279
-----------------------------------------------------------------------------------------
FINANCIALS -- 12.4%
    26,700    ACE, Ltd. ..................................................        445,556
     4,333    Aegon N.V. -- ADR...........................................        413,806
    17,200    Allstate Corp. .............................................        412,800
     4,000    American Express Co. .......................................        665,000
     7,640    American International Group Inc. ..........................        826,075
    14,400    Associates First Capital Corp. .............................        395,100
     9,962    Bank of America Corp. ......................................        499,968
    13,300    Chase Manhattan Corp. ......................................      1,033,243
       450    DLJdirect (a)...............................................          6,103
     6,395    Fleet Boston Financial Corp. ...............................        222,626
     9,400    Freddie Mac.................................................        442,388
    10,000    Hartford Financial Services Group, Inc. ....................        473,750
    14,000    Lincoln National Corp. .....................................        560,000
     5,000    Marsh & Mclennan Cos. ......................................        478,438
    15,000    PNC Bank Corp. .............................................        667,500
    13,300    St. Paul Cos., Inc. ........................................        448,044
     6,800    State Street Corp. .........................................        496,825
-----------------------------------------------------------------------------------------
                                                                                8,487,222
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE -- 9.7%
    32,800    Amgen Inc. (a)..............................................    $ 1,970,050
    11,400    C. R. Bard, Inc. ...........................................        604,200
    12,000    DENTSPLY International, Inc. ...............................        283,500
    20,000    HEALTHSOUTH Corp. (a).......................................        107,500
    12,700    Johnson & Johnson...........................................      1,182,688
    11,600    Merck & Co., Inc. ..........................................        777,925
    17,700    Schering-Plough Corp. ......................................        746,719
     7,200    Stryker Corp. ..............................................        501,300
    20,000    Tenet Healthcare Corp. (a)..................................        470,000
-----------------------------------------------------------------------------------------
                                                                                6,643,882
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 18.7%
    12,000    America Online Inc. (a).....................................        905,250
    17,200    Automatic Data Processing, Inc. ............................        926,650
    12,000    Cisco Systems Inc. (a)......................................      1,285,500
    19,000    Compaq Computer Corp. ......................................        514,188
    15,000    Electronic Data Systems Corp. ..............................      1,004,063
    23,000    EMC Corp. (a)...............................................      2,512,750
    10,400    Intel Corp. ................................................        856,050
     8,800    International Business Machines Corp. ......................        950,400
    14,400    Lucent Technologies Corp. ..................................      1,077,300
    10,000    N2H2 Inc. (a)...............................................        235,000
    10,000    Oracle Corp. (a)............................................      1,120,625
    12,400    Sun Microsystems Inc. (a)...................................        960,225
    19,800    Xerox Corp. ................................................        449,213
-----------------------------------------------------------------------------------------
                                                                               12,797,214
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
    26,187    Southwest Airlines..........................................        423,902
     2,100    United Parcel Services -- Class B Shares....................        144,900
    25,000    USFreightways Corp. ........................................      1,196,874
-----------------------------------------------------------------------------------------
                                                                                1,765,676
-----------------------------------------------------------------------------------------
UTILITIES -- 4.7%
    17,100    AES Corp. (a)...............................................      1,278,225
    27,000    Enron Corp. ................................................      1,198,125
    24,200    Williams Cos., Inc. ........................................        739,613
-----------------------------------------------------------------------------------------
                                                                                3,215,963
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $43,977,464)....................     63,297,739
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                        SOCIAL AWARENESS STOCK PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.5%
$5,123,000    CS First Boston Corp., 2.650% due 1/3/00; Proceeds at
              maturity -- $5,124,131; (Fully collateralized by U.S.
              Treasury Bills, 5.325% due 6/1/00; Market
              value -- $5,226,158) (Cost -- $5,123,000)...................      5,123,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $49,100,464*)............    $68,420,739
-----------------------------------------------------------------------------------------

(a)  Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1999

                              UTILITIES PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
---------------------------------------------------------------------------------------
BROADCASTING & CABLE -- 4.9%
  20,000    MediaOne Group, Inc.+.......................................    $ 1,536,250
---------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 56.6%
  20,000    Allengheny Energy, Inc. ....................................        538,750
  15,000    Calpine Corp.+..............................................        960,000
  15,000    Cinergy Corp. ..............................................        361,875
  25,000    CMS Energy Corp. ...........................................        779,688
  30,000    DQE, Inc. ..................................................      1,038,750
  11,000    Duke Energy Corp. ..........................................        551,375
  21,800    Edison International........................................        570,887
  25,000    El Paso Energy, Corp. ......................................        970,312
  20,000    Energy East Corp. ..........................................        416,250
  29,000    FirstEnergy Group...........................................        657,938
  20,000    Florida Progress Corp. .....................................        846,250
  10,000    FPL Group, Inc. ............................................        428,125
  20,000    GPU, Inc. ..................................................        598,750
  20,000    Illinova Corp. .............................................        695,000
  30,000    Montana Power Co. ..........................................      1,081,875
  11,000    New Century Energies, Inc. .................................        334,125
  53,000    Niagara Mohawk Power Co.+...................................        738,688
  20,000    Nisource, Inc. .............................................        357,500
  30,000    Northeast Utilities.........................................        616,875
  20,000    Northern States Power Co. ..................................        390,000
  14,766    NSTAR.......................................................        598,023
  21,000    PECO Energy Co. ............................................        729,750
  25,000    Pinnacle West Capital Corp. ................................        764,062
  10,000    Public Service Enterprise Group, Inc. ......................        348,125
  15,000    SCANA Corp. ................................................        403,125
  36,000    Sierra Pacific Resources....................................        623,250
  10,000    Texas Utilities Co. ........................................        355,625
  30,000    Unicom Corp. ...............................................      1,005,000
---------------------------------------------------------------------------------------
                                                                             17,759,973
---------------------------------------------------------------------------------------
NATURAL GAS -- 13.6%
  16,000    Coastal Corp. ..............................................        567,000
  10,000    Consolidated Natural Gas Co. ...............................        649,375
  22,000    Energen Corp. ..............................................        397,375
  15,000    MCN Energy Group, Inc. .....................................        356,250
  15,000    National Fuel Gas Co. ......................................        697,500
  20,000    Sempra Energy...............................................        347,500
  20,000    Southwest Gas Corp. ........................................        460,000
  26,000    The Williams Cos., Inc. ....................................        794,625
---------------------------------------------------------------------------------------
                                                                              4,269,625
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1999

                              UTILITIES PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
TELEPHONE -- 23.6%
   9,450    AT&T Corp. .................................................    $   479,587
  10,000    Bell Atlantic Corp. ........................................        615,625
   4,650    Covad Communications+.......................................        260,109
  10,000    GTE Corp. ..................................................        705,625
  30,000    MCI Worldcom, Inc.+.........................................      1,591,875
  16,000    NEXTLINK Communications Inc.+...............................      1,329,000
  12,000    Qwest Communications International Inc.+....................        516,000
  20,000    SBC Communications Inc. ....................................        975,000
  14,000    Sprint Corp. (FON Group)....................................        942,375
---------------------------------------------------------------------------------------
                                                                              7,415,196
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $25,030,185)....................     30,981,044
---------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.3%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 0.6%
  $200,000       A-        Arizona Public Service Co., 7.250% due 8/1/23...............        178,750
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.7%
   230,000       A-        MCI Communication Corp. 7.750% due 3/23/25..................        218,213
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS (Cost -- $404,980)....................        396,963
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%(Cost -- $25,435,165**)............    $31,378,007
------------------------------------------------------------------------------------------------------

  + Non-income producing security.

 (a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc.

 ** Aggregate cost for federal income tax purposes is substantially the same.

See page 48 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.

NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $63,948,034
     $49,100,464, and $25,435,165, respectively).......      $60,688,943        $68,420,739       $31,378,007
  Cash.................................................          448,215                408                --
  Dividends and interest receivable....................          531,355             43,466            83,004
  Receivable for securities sold.......................               --            222,221           269,579
  Receivable for Fund shares sold......................               --                 --            14,323
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       61,668,513         68,686,834        31,744,913
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable.....................           17,453             42,546            17,460
  Administration fees payable..........................            3,171             10,337             1,612
  Payable to bank......................................               --                 --           283,578
  Payable for Fund shares purchased....................           15,721             45,276                --
  Payable for securities purchased.....................               --            327,045                --
  Accrued expenses.....................................            9,477             22,913            29,183
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................           45,822            448,117           331,833
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $64,156,331        $47,783,697       $24,677,585
  Undistributed net investment income..................        3,702,189            378,042           823,546
  Accumulated net realized gain (loss) from security
     transactions......................................       (2,976,738)           756,703           (30,893)
  Net unrealized appreciation (depreciation) of
     investments.......................................       (3,259,091)        19,320,275         5,942,842
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        5,451,398          2,319,103         1,974,463
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $11.30             $29.42            $15.91
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................   $  4,068,794        $   271,084       $  108,892
  Dividends...............................................             --            566,041        1,015,481
  Less: Foreign withholding tax...........................             --            (18,941)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      4,068,794            818,184        1,124,373
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        205,660            348,890          222,001
  Administration fees (Note 2)............................         37,886             32,806           20,492
  Audit and legal.........................................         26,000             29,500           29,469
  Shareholder and system servicing fees...................         15,000             13,000           13,000
  Shareholder communications..............................          6,000              5,500            7,196
  Custody.................................................          4,300              3,516            3,000
  Trustees' fees..........................................          4,000              4,000            4,000
  Pricing service fees....................................            800                 --              500
  Other...................................................          2,500              1,006              990
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        302,146            438,218          300,648
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      3,766,648            379,966          823,725
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................     98,750,626          6,690,168        3,331,237
     Cost of securities sold..............................    101,447,550          5,924,447        3,362,130
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................     (2,696,924)           765,721          (30,893)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of year....................................        471,702         12,473,196        6,697,308
     End of year..........................................     (3,259,091)        19,320,275        5,942,842
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....     (3,730,793)         6,847,079         (754,466)
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................     (6,427,717)         7,612,800         (785,359)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   $ (2,661,069)       $ 7,992,766       $   38,366
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,766,648        $   379,966       $   823,725
  Net realized gain (loss).........................     (2,696,924)           765,721           (30,893)
  Change in net unrealized appreciation
     (depreciation)................................     (3,730,793)         6,847,079          (754,466)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................     (2,661,069)         7,992,766            38,366
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................         (5,416)          (185,510)         (791,288)
  Net realized gains...............................             --           (952,059)       (1,799,094)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................         (5,416)        (1,137,569)       (2,590,382)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     14,321,630         22,265,700         6,945,662
  Net asset value of shares issued for reinvestment
     of dividends..................................          5,416          1,137,569         2,590,382
  Cost of shares reacquired........................    (16,491,880)        (1,502,002)       (8,479,998)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     (2,164,834)        21,901,267         1,056,046
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................     (4,831,319)        28,756,464        (1,495,970)
NET ASSETS:
  Beginning of year................................     66,454,010         39,482,253        32,909,050
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $3,702,189           $378,042          $823,546
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1998

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  2,553,087        $   185,510       $   793,468
  Net realized gain................................      3,015,324            952,131         1,796,917
  Increase (decrease) in net unrealized
     appreciation..................................     (1,235,350)         7,147,456         1,908,703
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........      4,333,061          8,285,097         4,499,088
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (2,585,952)          (156,005)         (643,885)
  Net realized gains...............................     (2,807,849)          (535,723)         (609,017)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (5,393,801)          (691,728)       (1,252,902)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     37,655,108         12,345,818        10,648,592
  Net asset value of shares issued for reinvestment
     of dividends..................................      5,393,801            691,728         1,252,902
  Cost of shares reacquired........................    (10,813,602)        (2,161,874)       (3,651,686)
-------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     32,235,307         10,875,672         8,249,808
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................     31,174,567         18,469,041        11,495,994
NET ASSETS:
  Beginning of year................................     35,279,443         21,013,212        21,413,056
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 66,454,010        $39,482,253       $32,909,050
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................         $5,474           $185,510          $791,288
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 17 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, NWQ Large Cap, Jurika & Vogles Core Equity, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Utilities Portfolio, a portion of undistributed net investment income amounting to $173 and accumulated net realized losses amounting to $3 was reclassified to paid-in capital. In addition, for the U.S. Government Securities a portion of undistributed net investment income amounting to $58 was reclassed to paid in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SSBC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SSBC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, USGS, SAS, and Utilities, the Fund each paid transfer agent fees of $1,250 to Private Trust.

     One Trustee and all officers of the Trust are employees of Citigroup, Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS       UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $110,985,481   $25,321,676   $4,641,969
-----------------------------------------------------------------------------------------------------
Sales.......................................................    98,750,626     6,690,168    3,331,237
-----------------------------------------------------------------------------------------------------

     At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $    82,220   $22,104,593   $ 7,857,308
Gross unrealized depreciation...............................   (3,341,311)   (2,784,318)   (1,914,466)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $(3,259,091)  $19,320,275   $ 5,942,842
-----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of December 31, 1999, USGS had purchased a TBA security with total cost of $1,919,163, respectively.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1999   DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................      1,246,566           3,036,112
Shares issued on reinvestment...............................            484             457,035
Shares reacquired...........................................     (1,427,742)           (888,165)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (180,692)          2,604,982
----------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................        808,161             542,975
Shares issued on reinvestment...............................         40,998              29,867
Shares reacquired...........................................        (53,531)            (96,777)
----------------------------------------------------------------------------------------------------
Net Increase................................................        795,628             476,065
----------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................        414,864             663,583
Shares issued on reinvestment...............................        154,823              80,676
Shares reacquired...........................................       (510,525)           (229,307)
----------------------------------------------------------------------------------------------------
Net Increase................................................         59,162             514,952
----------------------------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1999, the USGS had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount of $2,847,000 expires December 31, 2007.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

U.S. GOVERNMENT SECURITIES PORTFOLIO                  1999(1)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................   $11.80       $11.65       $10.86       $12.43       $10.58
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............................     0.68         0.49         0.58         0.68         0.65
  Net realized and unrealized gain (loss)...........    (1.18)        0.70         0.79        (0.52)        1.80
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.................    (0.50)        1.19         1.37         0.16         2.45
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.............................    (0.00)*      (0.50)       (0.58)       (1.55)       (0.60)
  Net realized gains................................       --        (0.54)          --        (0.18)          --
-----------------------------------------------------------------------------------------------------------------
Total Distributions.................................       --        (1.04)       (0.58)       (1.73)       (0.60)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................   $11.30       $11.80       $11.65       $10.86       $12.43
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................    (4.23)%      10.20%       12.62%        1.46%       24.42%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................  $61,623      $66,454      $35,279      $26,009      $28,192
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).......................................     0.48%        0.45%        0.49%        0.62%        0.56%
  Net investment income.............................     5.97         5.31         6.10         5.68         5.80
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................      164%         349%         208%         501%         214%
-----------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                      1999(1)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................   $25.92       $20.06       $15.76       $14.32       $11.05
-----------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(4)..........................     0.13         0.10         0.15         0.31         0.12
  Net realized and unrealized gain..................     3.93         6.30         4.15         2.42         3.47
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations........................     4.06         6.40         4.30         2.73         3.59
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.............................    (0.09)       (0.12)          --        (0.43)       (0.14)
  Net realized gains................................    (0.47)       (0.42)          --        (0.86)       (0.18)
-----------------------------------------------------------------------------------------------------------------
Total Distributions.................................    (0.56)       (0.54)          --        (1.29)       (0.32)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................   $29.42       $25.92       $20.06       $15.76       $14.32
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................    15.84%       32.27%       27.28%       19.98%       33.37%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................  $68,239      $39,482      $21,013      $11,040       $7,055
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)(5)....................................     0.80%        0.84%        0.98%        1.25%        1.25%
  Net investment income.............................     0.69         0.63         0.97         0.43         0.99
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................       12%          14%          19%          26%          73%
-----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) For the year ended December 31, 1996, The Travelers reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(5) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.75%.

 * Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

UTILITIES PORTFOLIO                                   1999(1)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................   $17.18       $15.29       $12.22       $12.85       $10.17
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............................     0.41         0.37         0.46         0.47         0.48
  Net realized and unrealized gain (loss)...........    (0.36)        2.33         2.63         0.47         2.44
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations........................     0.05         2.70         3.09         0.94         2.92
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.............................    (0.40)       (0.42)       (0.01)       (0.84)       (0.24)
  Net realized gains................................    (0.92)       (0.39)       (0.01)       (0.73)          --
-----------------------------------------------------------------------------------------------------------------
Total Distributions.................................    (1.32)       (0.81)       (0.02)       (1.57)       (0.24)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................   $15.91       $17.18       $15.29       $12.22       $12.85
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................    (0.08)%      18.21%       25.29%        7.47%       29.29%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................  $31,413      $32,909      $21,413      $18,214      $15,340
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).......................................     0.88%        0.80%        1.06%        1.07%        1.25%
  Net investment income.............................     2.41         3.06         3.58         3.88         4.29
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................       10%          51%          68%          39%          25%
-----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.27%.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1996, were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1999, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and their financial highlights for the each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1999:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          Social Awareness Stock Portfolio..................  90.38%
          Utilities Portfolio...............................  67.85

     - Total long-term capital gain distributions paid:

          Social Awareness Stock Portfolio..................  $  826,008
          Utilities Portfolio...............................   1,355,703

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

     Utilities Portfolio....................................   2.02%
     U.S. Government Securities Portfolio...................  33.53

                      (This page intentionally left blank)

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
        MARKET PORTFOLIO AND THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT
                              SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut


   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                          SSB CITI FUND MANAGEMENT LLC

                               New York, New York


                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York


                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-00)
THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1999

[PHOTO]


                THE TRAVELERS SERIES TRUST:

                ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2005







[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

SEMI-ANNUAL REPORTS
JUNE 30, 1999

[PHOTO]


                The Travelers Series Trust:

                Zero Coupon Bond Fund Portfolio Series 2000
                Zero Coupon Bond Fund Portfolio Series 2005







[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

THE TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS:
SERIES 2000 AND 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series Trust: Zero Coupon Bond Fund Portfolios: Series 2000 and 2005 ("Portfolios") for the year ended December 31, 1999. This letter briefly discusses general economic and market conditions.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of sales charges. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. We hope you find this report useful and informative.

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

By the end of the year, nevertheless, the small cap sector, as measured by the Russell 2000 Index,(1) which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index(2) ("S&P 500") which returned 21.03%.

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year, about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

---------------
1 The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2 The S&P 500 Index is market capitalization-weighted measure of 500 widely held common stocks.
                                        1

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.(3) In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

We predict that earnings should continue its double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

PORTFOLIO PERFORMANCE

The two Zero Coupon Bond Fund Portfolios began operations on October 11, 1995. These Portfolios were set up as an option for the Travelers Single Premium Variable Universal Life Product offered by The Travelers Insurance Company and the Travelers Life and Annuity Company. The two Portfolios have target maturity dates of December 2000 and December 2005, respectively.

The Portfolios invest primarily in U.S. Treasury bonds that have a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer return based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

Each Fund is managed (immunized) to have a duration equal to a zero-coupon bond due on its maturity date. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) To boost its yield potential, we have added zero-coupon corporate bonds. Because these are generally hard to find, we buy a range of maturities and use U.S. Treasury strips to bring total duration in line. U.S. Treasury strip positions are used to adjust each Fund's durations.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Zero Coupon Bond Fund Portfolio Series 2000 had a total return of 3.31% for the year ended December 31, 1999 versus the Merrill Lynch Zero 2000 Coupon Five-Year Index return of 3.36% for the same period.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

The Zero Coupon Bond Fund Portfolio Series 2005 had a total return of a negative 5.42% for the year ended December 31, 1999 versus the Merrill Lynch Zero 2005 Coupon Ten-Year Index total return of a negative 5.75% for the same period.

Our sincere thanks for investing in The Travelers Series Trust: Zero Coupon Bond Fund Portfolios. We look forward to serving your investment needs in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 20, 2000

---------------
3 On February 2, 2000, after this letter was written, the Fed raised interest rates 0.25% to 5.25%.
                                        2

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                      3.31%
    10/11/95* through 12/31/99               5.67%

                CUMULATIVE TOTAL RETURN
                -----------------------
    10/11/95* through 12/31/99              26.25%

    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1999. The Merrill Lynch Zero Coupon 5-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than five years.

[Performance graph - Series 2000]

                                                              ZERO COUPON BOND FUND PORTFOLIO    MERRILL LYNCH ZERO COUPON 5-YEAR
                                                                        SERIES 2000                           INDEX
                                                              -------------------------------    --------------------------------
10/11/95                                                                  10000.00                           10000.00
12/31/95                                                                  10310.00                           10405.00
12/31/96                                                                  10596.00                           10648.00
12/31/97                                                                  11359.00                           11226.00
12/31/98                                                                  12220.00                           12030.00
12/31/99                                                                  12625.00                           12435.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/99                    (5.42)%
    10/11/95 through 12/31/99               5.50 %

                CUMULATIVE TOTAL RETURN
                -----------------------
    10/11/95* through 12/31/99             25.40 %

    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1999. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than ten years.

[Performance graph - Series 2005]

                                                              ZERO COUPON BOND FUND PORTFOLIO     MERRILL LYNCH ZERO COUPON 10-
                                                                        SERIES 2005                         YEAR INDEX
                                                              -------------------------------     -----------------------------
10/11/95                                                                   10000                              10000
12/31/95                                                                   10480                              10687
12/31/96                                                                   10580                              10584
12/31/97                                                                   11810                              11101
12/31/98                                                                   13258                              12542
12/31/99                                                                   12540                              11820

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT    RATING(a)                             SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 52.4%
$587,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         11/15/00..................................................  $  557,955
 167,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         5/15/01...................................................     153,744
 300,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         8/15/01...................................................     271,881
  74,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         11/15/02..................................................      62,053
  47,000    AAA        U.S. Treasury Notes, Stripped Principal Payment only, due
                         2/15/03...................................................      38,633
-----------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                         (Cost -- $1,082,454)                                         1,084,266
-----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
  33,648    AAA        Federal Home Loan Mortgage Corp., zero coupon bond to yield
                         6.940% due 9/15/18 (Cost -- $32,563)......................      32,351
-----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 11.6%
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.9%
  65,000    AAA        Exxon Capital Ventures, Inc., zero coupon guaranteed notes
                         to yield 6.480% due 2/15/01...............................      60,450
-----------------------------------------------------------------------------------------------
FOODS -- 2.9%
  70,000    AA-        Archer-Daniels Midland Co., Debentures, zero coupon bond to
                         yield 6.380% due 5/1/02...................................      59,588
-----------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.0%
  65,000    BB+        Hospital Corp. of America, Debentures, zero coupon bond to
                         yield 5.630% due 6/1/00...................................      61,100
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.8%
  56,000    AA-        Tele-Communications Inc., Amortizing Note, 9.650% due
                         10/1/03...................................................      58,380
-----------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS AND NOTES (Cost -- $244,031)               239,518
-----------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 8.4%
-----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.4%
  65,000    A+         American Express Co., Bonds, zero coupon bond to yield
                         6.090% due 12/12/00.......................................      61,025
  50,000    A+         IBM International Finance NV, Bonds, 6.250% due 10/10/00....      50,021
-----------------------------------------------------------------------------------------------
                                                                                        111,046
-----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.0%
  64,000    AA+        Kingdom of Sweden, Notes, zero coupon notes to yield 5.700%
                         due 7/31/00...............................................      61,604
-----------------------------------------------------------------------------------------------
                       TOTAL FOREIGN BONDS AND NOTES (Cost -- $173,237)                 172,650
-----------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $1,532,285)                     1,528,785
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 26.0%
 300,000               Chase Manhattan Bank, 2.000% due 1/3/00; Proceeds at
                         maturity -- $300,049; (Fully collateralized by U.S.
                         Treasury Notes, 11.625% due 11/15/02;
                         Market value -- $309,488) (Cost -- $300,000)..............     300,000
 239,000               CS First Boston Bank, 2.650% due 1/3/00; Proceeds at
                         maturity -- $239,052; (Fully collateralized by U.S.
                         Treasury Bill, due 6/1/00;
                         Market value -- $244,350) (Cost -- $239,000)..............     239,000
-----------------------------------------------------------------------------------------------
                       TOTAL REPURCHASE AGREEMENTS (Cost -- $539,000)                   539,000
-----------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $2,071,285*)               $2,067,785
-----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 6 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT     RATING(a)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 77.7%
$  970,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                              11/15/05...............................................  $  663,519
 1,350,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                              2/15/06................................................     906,930
   450,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                              5/15/07................................................     277,745
   910,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, due
                              2/15/09................................................     496,368
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $2,388,564)           2,344,562
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 7.8%
-------------------------------------------------------------------------------------------------
FINANCE -- 2.0%
    80,000    A+         Grand Metro Investment, Notes, zero coupon note to yield
                              6.460% due 1/6/04......................................      60,000
-------------------------------------------------------------------------------------------------
FOODS -- 3.9%
    70,000    AA-        Archer-Daniels Midland Co., zero coupon bond to yield 6.380%
                              due 5/1/02.............................................      59,588
    80,000    A+         General Mills, zero coupon bond to yield 6.540% due
                              8/15/04................................................      58,200
-------------------------------------------------------------------------------------------------
                                                                                          117,788
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.9%
    80,000    AAA        American International Group, zero coupon bond to yield
                              6.360% due 8/15/04.....................................      58,100
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $240,099)               235,888
-------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 4.1%
-------------------------------------------------------------------------------------------------
BANKING -- 2.1%
    75,000    A          Chemical New York NV Corp., zero coupon bond to yield 6.620%
                              due 2/16/02............................................      64,195
-------------------------------------------------------------------------------------------------
FINANCE -- 2.0%
    80,000    AAA        Exxon Capital Corp., zero coupon note to yield 6.320% due
                              11/15/04...............................................      58,900
-------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS AND NOTES (Cost -- $123,861)                 123,095
-------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS -- 6.6%
   100,000               General Electric Capital Corp., 6.400% due 2/2/00...........      99,431
   100,000               Paccar Financial Corp., 6.400% due 1/20/00..................      99,662
-------------------------------------------------------------------------------------------------
                         TOTAL SHORT-TERM INSTRUMENTS (Cost -- $199,093)                  199,093
-------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $2,951,617)                     2,902,638
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%
   113,000               CS First Boston Bank, 2.650% due 1/3/00; Proceeds at
                           maturity -- $113,025; (Fully collateralized by U.S.
                           Treasury Bill, due 6/1/00;
                           Market value -- $115,333) (Cost -- $113,000)..............     113,000
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $3,064,617*)               $3,015,638
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 6 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1,
2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
          generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
          elements are likely to change, such changes as can be
          visualized are most unlikely to impair the fundamentally
          strong position of these bonds.
Aa   --   Bonds rated "Aa" are judged to be of high quality by all
          standards. Together with the Aaa group they comprise what
          are generally known as high grade bonds. They are rated
          lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
          protective elements may be of greater amplitude, or there
          may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
          Factors giving security to principal and interest are
          considered adequate, but elements may be present that
          suggest a susceptibility to impairment some time in the
          future.
Baa  --   Bonds rated "Baa" are considered to be medium grade
          obligations, i.e., they are neither highly protected nor
          poorly secured. Interest payment and principal security
          appear adequate for the present but certain protective
          elements may be lacking or may be characteristically
          unreliable over any great length of time. Such bonds lack
          outstanding investment characteristics and in fact have
          speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                              ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,532,285 and $2,951,617,
     respectively)..........................................  $1,528,785    $2,902,638
  Repurchase agreements, at value (Cost -- $539,000 and
     $113,000, respectively)................................     539,000       113,000
  Cash......................................................          64           568
  Dividends and interest receivable.........................       2,100             8
  Receivable from affiliate.................................       1,690         1,842
---------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   2,071,639     3,018,056
---------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................         366           609
  Accrued expenses..........................................      12,270        16,944
---------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      12,636        17,553
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $2,059,003    $3,000,503
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $1,956,013    $2,895,106
  Undistributed net investment income.......................     111,369       174,362
  Accumulated net realized loss from security
     transactions...........................................      (4,879)      (19,986)
  Net unrealized depreciation of investments................      (3,500)      (48,979)
---------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $2,059,003    $3,000,503
---------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................     194,221       281,688
---------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................      $10.60        $10.65
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        7

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                ZERO COUPON    ZERO COUPON
                                                                 BOND FUND      BOND FUND
                                                                 PORTFOLIO      PORTFOLIO
                                                                SERIES 2000    SERIES 2005
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................     $114,383       $ 179,014
------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................       26,000          26,000
  Shareholder and system servicing fees.....................       13,000          13,000
  Shareholder communications................................        6,300           9,600
  Trustees' fees............................................        4,000           4,000
  Investment advisory fees (Note 2).........................        1,979           3,062
  Custody...................................................        1,200             600
  Administration fees (Note 2)..............................        1,190           1,842
  Pricing service fees......................................          900             900
  Other.....................................................          800             800
------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................       55,369          59,804
  Less: Expense reimbursement (Note 2)......................      (52,355)        (55,152)
------------------------------------------------------------------------------------------
  NET EXPENSES..............................................        3,014           4,652
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      111,369         174,362
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding
     short-term securities):
     Proceeds from sales....................................           --         532,489
     Cost of securities sold................................           --         544,780
------------------------------------------------------------------------------------------
  NET REALIZED LOSS.........................................           --         (12,291)
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of year......................................       43,378         286,936
     End of year............................................       (3,500)        (48,979)
------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED DEPRECIATION...................      (46,878)       (335,915)
------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS.....................................      (46,878)       (348,206)
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........     $ 64,491       $(173,844)
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        8

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999

                                                              ZERO COUPON   ZERO COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  111,369    $  174,362
  Net realized loss.........................................          --       (12,291)
  Increase in net unrealized depreciation...................     (46,878)     (335,915)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      64,491      (173,844)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................          --            --
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          --            --
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares..........................      68,250       278,000
  Net asset value of shares issued for reinvestment of
     dividends..............................................          --            --
  Cost of shares reacquired.................................     (26,391)     (274,060)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......      41,859         3,940
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................     106,350      (169,904)

NET ASSETS:
  Beginning of year.........................................   1,952,653     3,170,407
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $2,059,003    $3,000,503
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........    $111,369      $174,362
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1998

                                                                 ZERO          ZERO
                                                                COUPON        COUPON
                                                               BOND FUND     BOND FUND
                                                               PORTFOLIO     PORTFOLIO
                                                              SERIES 2000   SERIES 2005
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  105,564    $  146,941
  Net realized gain.........................................         831         2,812
  Increase in net unrealized appreciation...................      28,647       157,294
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     135,042       307,047
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (106,950)     (150,107)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (106,950)     (150,107)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares.........................     154,905       713,026
  Net asset value of shares issued for reinvestment of
     dividends..............................................     106,950       150,107
  Cost of shares reacquired.................................     (93,882)     (207,036)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     167,973       656,097
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     196,065       813,037
NET ASSETS:
  Beginning of year.........................................   1,756,588     2,357,370
---------------------------------------------------------------------------------------
  END OF YEAR...............................................  $1,952,653    $3,170,407
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon Bond Fund Portfolio Series 2005 ("Series 2005"), (collectively, "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corp. ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., acts as investment manager and adviser to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Co. ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Effective October 1999, Smith Barney Private Trust ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the Trust's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, each fund, Series 2000 and Series 2005, paid transfer agent fees of $1,250, respectively to Private Trust.

     For the year ended December 31, 1999, Travelers Insurance has agreed to reimburse Series 2000 and Series 2005 for expenses in the amount of $52,355 and $55,152, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                               SERIES      SERIES
                                                                2000        2005
----------------------------------------------------------------------------------
Purchases...................................................        --    $653,121
Sales.......................................................  $242,000     532,489
----------------------------------------------------------------------------------

     At December 31, 1999, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              SERIES      SERIES
                                                               2000        2005
---------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 3,008    $ 12,901
Gross unrealized depreciation...............................   (6,508)    (61,880)
---------------------------------------------------------------------------------
Net unrealized depreciation.................................  $(3,500)   $(48,979)
---------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $4,400 and $200, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                                         2005
------------------------------------------------------------------------------
Series 2000.........................................................    $4,400
Series 2005.........................................................       200
------------------------------------------------------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1999    DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------
SERIES 2000
Shares sold.................................................         6,519               14,571
Shares issued on reinvestment...............................            --               10,423
Shares reacquired...........................................        (2,538)              (8,892)
----------------------------------------------------------------------------------------------------
Net Increase................................................         3,981               16,102
----------------------------------------------------------------------------------------------------
SERIES 2005
Shares sold.................................................        25,360               63,382
Shares issued on reinvestment...............................            --               13,336
Shares reacquired...........................................       (25,163)             (19,053)
----------------------------------------------------------------------------------------------------
Net Increase................................................           197               57,665
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000          1999        1998        1997        1996         1995(1)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $10.26      $10.09       $9.96      $10.31        $10.00
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)......................      0.57        0.59        0.59        0.50          0.13
  Net realized and unrealized gain (loss).......     (0.23)       0.17        0.13       (0.22)         0.18
---------------------------------------------------------------------------------------------------------------
Total Income From Operations....................      0.34        0.76        0.72        0.28          0.31
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        --       (0.59)      (0.59)      (0.63)           --
---------------------------------------------------------------------------------------------------------------
Total Distributions.............................        --       (0.59)      (0.59)      (0.63)           --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $10.60      $10.26      $10.09       $9.96        $10.31
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      3.31%       7.58%       7.20%       2.76%         3.10%++
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................    $2,059      $1,953      $1,757      $1,565        $1,029
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)................................      0.15%       0.15%       0.15%       0.15%         0.15%+
  Net investment income.........................      5.61        5.74        5.88        5.74          5.61+
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................         0%          0%         29%         33%           34%
---------------------------------------------------------------------------------------------------------------

(1) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(2) For the years ended December 31, 1999, 1998, 1997, 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $52,335, $35,705, $27,177, $31,032 and $14,257 in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                EXPENSE RATIOS
                 PER SHARE DECREASES            WITHOUT EXPENSE
               TO NET INVESTMENT INCOME          REIMBURSEMENT
               ------------------------         ---------------
  1999                  $0.27                         2.79%
  1998                   0.19                         2.09
  1997                   0.16                         1.80
  1996                   0.20                         2.49
  1995                   0.14                         6.51+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005    1999             1998            1997            1996          1995(1)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR........    $11.26           $10.53           $9.97          $10.48          $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)................      0.62             0.55            0.60            0.48            0.13
  Net realized and unrealized gain
     (loss)...............................     (1.23)            0.74            0.56           (0.38)           0.35
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......     (0.61)            1.29            1.16            0.10            0.48
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................     --               (0.56)          (0.60)          (0.61)             --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.......................     --               (0.56)          (0.60)          (0.61)             --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..............    $10.65           $11.26          $10.53           $9.97          $10.48
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................     (5.42)%          12.26%          11.63%           0.90%           4.80%++
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...........   $3,001            $3,170          $2,357          $2,054          $1,050
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)..........................      0.15%            0.15%           0.15%           0.15%           0.15%+
  Net investment income...................      5.68             5.63            6.11            6.14            5.89+
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................     18   %               3%              9%             17%             23%
----------------------------------------------------------------------------------------------------------------------

(1) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(2) For the years ended December 31, 1999, 1998, 1997, 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $55,152, $38,063, $28,361, $30,922 and $14,256 in expenses, respectively. If such expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  1999                  $0.20                          1.95%
  1998                   0.14                          1.61
  1997                   0.13                          1.52
  1996                   0.15                          2.17
  1995                   0.14                          6.48+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 and the period from October 11, 1995 (commencement of operations) to December 31, 1995 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                          /s/ KPMG LLP

New York, New York
February 11, 2000

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut



                              Independent Auditors

                                    KPMG LLP

                               New York, New York



                                   Custodian

                                 PNC BANK, N.A.



This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (2-00) Printed in U.S.A.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series
Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio for the year ended December 31, 1999. This letter briefly discusses general economic and market conditions.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of sales charges. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust(1) (12/31/98-12/31/99)
---------------------------------------------------------------------
Travelers Quality Bond Portfolio............................     1.09%
Lazard International Stock Portfolio........................    21.78
MFS Emerging Growth Portfolio...............................    76.76
Federated High Yield Stock Portfolio........................     3.10
Federated Stock Portfolio...................................     5.34
Disciplined Mid Cap Stock Portfolio.........................    13.47

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

By the end of the year, nevertheless, the small cap sector, as measured by the Russell 2000 Index(2), which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index(3) ("S&P 500") which returned 21.03%.

---------------

(1) Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The S&P 500 Index is market capitalization-weighted measure of 500 widely held common stocks.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year, about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.(4) In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

We predict that earnings should continue its double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

TRAVELERS QUALITY BOND PORTFOLIO

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return. For the year ended December 31, 1999, the Portfolio returned 1.09%. In comparison, the Lehman Government/Corporate Bond Index returned a negative 2.15% for the same time period. (Past performance is not indicative of future results. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.)

The bond market went down due to the Fed's three interest rate increases implemented in 1999. However, the Fed's change in monetary policy did not negatively impact the performance of stocks which in turn did not generate much investor interest in the lackluster performance of the bond market. This lack of interest, in the manager's view, indicates that interest rates may likely increase in the coming year. With this in mind, the Portfolio had a slightly short duration, remaining very close to neutral due to the negative sentiment that has been priced into the markets. (Duration measures a bond's sensitivity to interest rates.) The risk to an upward rate surprise is in the potential for the market to view the Fed as being behind the curve with respect to controlling inflation. Additionally, a weakening of the U.S. dollar may also contribute to the increase in interest rates.

Spreads have tightened in the last few months but remain at historic highs. Looking forward, the manager expects a slow rise in interest rates by the Fed to counter any inflationary pressures.

---------------

(4) On February 2, 2000, after this letter was written, the Federal Reserve Board raised interest rates 0.25% to 5.25%.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Stock Portfolio ("Portfolio") seeks capital appreciation through investing primarily in the stocks of non-U.S. companies (i.e., incorporated or organized outside the U.S.). For the year ended December 31, 1999, the Portfolio returned 21.78%. In comparison, the MSCI EAFE Index returned 26.96% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.)

The Portfolio's performance was due in large part to its holdings in the technology sectors. Telefonica and Portugal Telecom, two recently listed companies, were well-received by investors following their Initial Public Offerings ("IPOs") this past year. Another holding, Alcatel, a telecommunications company, made several acquisitions to further upgrade its data networking equipment capabilities in 1999 and its stock price rose. The Portfolio's investment in NTT Mobile Communications, a leading Japanese wireless communications company, performed remarkably well during the period largely due to the success of "i-mode," the first widely used Wireless Application Protocol
(WAP) mobile phone that provides access to the Internet.

The Portfolio also benefited from investments in companies not traditionally linked to technology. Philips Electronics and Siemens are transforming their enterprises into technology-focused businesses. In Japan, Sony is shedding unprofitable areas such as semiconductor production, and refocusing on its traditional electronics business to keep pace with the evolution of the Internet and other networked devices.

The Portfolio continued to invest in companies with strong global brands during the reporting period. Valuations of many branded companies are now at historic lows, yet the managers believe their financial productivity remains outstanding. And while no guarantees can be given, companies such as Cadbury-Schweppes, Heineken, Diageo, and Unilever, should perform well in the year ahead given their strong track records and their fair valuations.

MFS EMERGING GROWTH PORTFOLIO

The MFS Emerging Growth Portfolio ("Portfolio") seeks to provide long-term growth of capital. For the year ended December 31, 1999, the Portfolio returned 76.76%. In comparison the Russell 2000 Index returned 21.26% and the S&P 500 returned 21.03% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change.)

In 1999, the managers believed it was essential for the Portfolio to invest in high growth companies that they believed had solid potential to generate positive earnings surprises. The Portfolio's overweight in the telecommunications, technology and telecommunications sectors relative to the Index largely contributed to the Portfolio's solid performance during the period.

The Portfolio's telecommunications investments in the United States, Japan, and Europe have benefitted from a global shift toward wireless communication of both voice and data. Cellular companies the managers owned include:

     - NTT Mobile, the number one cellular carrier in Japan;

     - Bouygues, one of the largest French cellular operators;

     - Sonera, owner of the largest cellular business in Finland; and

     - VoiceStream Wireless Corp. (which recently acquired Omnipoint), one of the few remaining U.S. wireless entities not yet owned by a large telecommunications company.

Although the managers believe each of these companies can continue to do well on its own, they expect that some of them will eventually be taken over by larger companies trying to achieve global cellular coverage. Should that occur, the Portfolio will benefit from takeover-related runups in stock prices.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

In the area of technology (with a telecommunications focus), a holding that contributed strongly to performance this year was Qualcomm. This company owns the patents for the CDMA technology standard used for wireless communications in a large part of the world: North and South America, much of Asia, and potentially all of China. Qualcomm gets a royalty on the infrastructure chips and every handset sold in those markets. This is a company the managers have followed for several years, and the stock price had been flat, partly because Qualcomm had a long-standing lawsuit with Ericsson, an equipment manufacturer, over technology standards. The managers began to buy into Qualcomm early in the year, believing the lawsuit would be settled in its favor. When that happened and when global wireless growth turned out to be greater than expected, the stock price rose considerably.

Management's estimates put wireless penetration in the United States at about 30% of phone users, with the potential to rise to 50% - 60% as it is in Europe. Another driver of increased wireless business will be, they believe, the use of wireless devices to access data over the Internet. It appears to the managers that these factors point to strong demand for Qualcomm's products over the next several years. According to the managers, the positive thing about Qualcomm is that a large part of its revenue comes from licensing an intellectual property. That part of the business has few costs, high profits, and high barriers to entry for potential competition.

In the biotechnology area, a company that contributed strongly to the Portfolio' performance was MedImmune. This pharmaceutical company developed and sells Synagis and Respigam, two drugs that appear to be the gold standard of care for babies and premature infants who get pneumonia. According to the managers' research, these drugs should have no competition in the foreseeable future and the worldwide market is projected to be around $2.5 billion. MedImmune sales in 1999 were under $200 million, so the managers see the potential for strong earnings growth over the next couple of years. In addition, there appears to be the potential for MedImmune to apply these drugs to treating the lung-impaired elderly.

Another factor in the Portfolio's performance was the managers' belief, early in the year, that some of the sectors with steady but perhaps unspectacular earnings growth were moving out of favor -- particularly supermarkets, drugstores, and office supply superstores. This led the investment team to cut back or eliminate their positions in companies that turned out to be poor performers for the year, including drugstore chains CVS and Rite Aid, supermarkets Kroger and Safeway and office superstores Staples and Office Depot.

Although many of these companies still possess good fundamentals, the managers believe that the market perceived that they were vulnerable to competition from Internet vendors and mega-companies like Wal-Mart. In addition, Rite Aid developed problems with accounting irregularities. So overall, the investment team thinks their performance was helped by many of their selling decisions. These decisions enabled them to redeploy resources from areas of slowing earnings growth into what they believed would be high-earnings-growth companies in areas such as telecommunications, technology and biotechnology.

Looking ahead to 2000, the managers believe that the challenge will be to continue to pick winning stocks in a difficult environment of rising interest rates and high stock valuations. The team plans to invest in stocks of companies that can generate positive earnings surprises because in today's market it appears that stock prices can be dramatically impacted by even a small earnings shortfall.

FEDERATED HIGH YIELD PORTFOLIO

Federated High Yield Portfolio ("Portfolio") seeks high current income by investing primarily in lower-quality fixed-income securities. For the year ended December 31, 1999, the Portfolio returned 3.10%. In comparison, the Lehman Brothers High Yield Bond Index returned 2.39% and the Lehman Aggregate Bond Index returned a negative 0.82% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The Lehman Brothers High Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar denominated, nonconvertible and have an outstanding par value of at least $100 million. The Lehman Aggregate Bond Index is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

High-yield bonds generated attractive relative returns in 1999, although absolute returns were tempered by the general rise in interest rates and increasing default rates. In fact, strong economic growth and resilience of emerging market economies were the primary drivers in the roughly 175 basis point rise in the yield on 10-year Treasuries which hampered the performance of most fixed income securities. (A basis point is 0.01% or one-hundredth of a percent of yield.) Default rates, which reached their highest level since 1991, also negatively impacted returns for high yield securities. The rise in default rates, despite a strong economy, was the result of 1998's decline in energy prices which impacted many energy companies in early 1999 and the high level of issuance over the last few years.

The Portfolio's overweight in the B-rated sector positively contributed to performance outperforming the more interest rate-sensitive BB-rated sector and the more credit-impacted CCC-rated sector. The Portfolio's holdings in the telecommunications and cable television sectors also continued to deliver strong returns. In addition, the Portfolio's holdings in Triton PCS and Telesystems International also contributed to performance.

The Portfolio's holdings in the health care and textiles industries adversely affected performance during the reporting period. Also, investments in Jitney Jungle Stores (a food and drug retailer), Paging Network (a wireless messaging and information delivery services company), Genesis Health (a specialty medical service company) and Pillowtex (a home textile manufacturer) underperformed in 1999.

In the managers' view, strong economic growth worldwide coupled with competitive yield spreads should lead to good relative performance for high yield bonds. However, possible Fed rate increases to slow the U.S. economy may also moderate absolute returns. Default rates, which increased in 1999 to their highest level in eight years, should remain above average for the next few quarters. However, given the high percentage of securities currently trading at distressed levels, the performance impact of these defaults have, to some degree, already been felt.

Going forward, the managers continue to favor the telecommunications sector as strong operating gains and consolidation activity provide opportunities for strong relative returns. The managers also think that cable TV plant upgrades in both the U.S. and western Europe may lead to strong performance by fund holdings in companies such as UPC/United Pan European (a broadband communications company), NTL (a company specializing in Intranet and small business financial applications) and Charter Communications (a cable television operator).

FEDERATED STOCK PORTFOLIO

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are believed to be leaders in their industries and have sound management teams and the ability to finance future growth. For the year ended December 31, 1999, the Portfolio returned 5.34%. In comparison, the S&P 500 returned 21.03% for the same time period. (Past performance is not indicative of future results.)

The performance of the Portfolio was negatively impacted by an underweight in the technology sector in addition to disappointing performances from a number of holdings in the capital goods and financial sectors. In those sectors, the managers' investment style of emphasizing value stocks led to owning shares of value "second-tier" companies which did not perform as well as their larger-sized counterparts. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market.) However, the Portfolio's emphasis on value stocks has continued to provide solid returns over the long term and the managers are committed to identifying companies with inexpensive valuations and strong prospects for future growth.

The stock market outlook of the managers remains basically unchanged -- the market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. Money flows and bullish investor sentiment remain quite strong. Relative to interest rates, the stock markets appear to be extremely overvalued, especially in the technology and Internet sectors. Yet, the valuations of many companies outside the technology and Internet sectors appear to be reasonable and sustainable given the strong global economy in a period of low inflation.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio ("Portfolio") seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks. For the year ended December 31, 1999, the Portfolio returned 13.47%. In comparison, the Standard & Poor's Midcap 400 Index ("S&P Midcap 400") returned 14.72% for the same time period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The S&P Midcap 400 is an unmanaged index comprised of mid-and small-cap stocks.)

The Portfolio is managed to provide diversified exposure to the mid- and small-capitalization sectors of the market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, the Portfolio is managed to mirror the overall risk, sector weightings and growth and value style characteristics of the S&P Midcap 400.

During the third quarter of 1999, the Portfolio benefited from its holdings in the technology and consumer discretionary sectors. In the technology sector, the manager benefited from his picks in several different industry groups. Within the semiconductor industry, Comverse Technology, Vitesse Semiconductors, Cypress Semiconductor and QLogic performed well as the promise of the Internet and higher capital spending spurred investor interest. Growth stocks such as Legato Systems and Qualcomm moved sharply higher as their price-to-earnings ratios were restored following a sell-off in growth stocks in the second quarter of 1999. (A price-to-earnings ratio (P/E) is the price of a stock divided by its earnings per share.)

The manager's positions in software stocks such as Rational Software, Citrix Systems and Siebel Systems generated high returns as these companies offered customers Web-based business solutions. Electronic component companies such as Analog Devices and Sanmina outperformed their industry group while semiconductor equipment makers such as Teradyne posted strong gains. The manager also benefited from avoiding disappointing performers such as Comsat and Diebold.

In the utilities sector, the Portfolio's holdings in fast-growing telecommunications companies such as Qwest, WinStar Communications and Century Tel all performed well. Calpine Corp., a leader in the electric power generation industry, continued its robust growth through acquisitions while Scana and The Montana Power Co. increased their P/E multiples through leadership positions.

In the consumer discretionary sector, Premark International, was acquired for a 50% premium over its stock price by Illinois Tools. In addition, Hannaford Brothers was acquired by Food Lion in a stock swap that led Hannaford's stock to rise by 15%. These acquisitions contributed significantly to the Portfolio's holdings in this sector.

In the producer durables sector, American Power Conversion and Molex significantly contributed to the Portfolio's performance. American Power Conversion was chosen by Microsoft to leverage its uninterruptable power supply management into its Windows 2000 operating system. Molex, a manufacturer of diversified electronics components, benefited from the recovery of the global economy that has led to the increased demand for consumer electronics.

The Portfolio's performance was adversely affected by an earnings disappointment from Sterling Commerce and weakness in the stock price of Rational Software. The Portfolio's positions in Greenpoint Financial, a bank holding company, and Allmerica Financial, an insurance holding company, hurt performance in the financial services sector as interest rate concerns hit these stocks particularly hard. During September 1999, many Wall Street analysts trimmed fiscal year 2000 earnings estimates down for WinStar Communications. The stock price of the company declined sharply and negatively impacted performance in the Portfolio's utilities sector.

The disciplined approach to stock selection by screening a universe of more than 800 mid-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations should, in the view of the manager, continue to benefit the performance of the Portfolio.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Strong earnings growth in the third and fourth quarters suggests that the earnings recovery of 1999 is well underway. However, the constant presence of the Fed and investors' enthusiasm for technology stocks may prevent a broad-based market rally from materializing in the near future.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 20, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Year Ended 12/31/99                   1.09%
    8/30/96* through 12/31/99             6.06%
              CUMULATIVE TOTAL RETURN
              -----------------------
    8/30/96* through 12/31/99            21.68%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1999. The Lehman Government/ Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

[Travelers Quality Bond Portfolio Performance Graph]

                                                              TRAVELERS QUALITY BOND PORTFOLIO     LEHMAN GOVT/CORP. BOND INDEX
                                                              --------------------------------     ----------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      10356                              10489
12/97                                                                      11095                              11512
12/98                                                                      12036                              12603
12/31/99                                                                   12168                              12332

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Year Ended 12/31/99                  21.78%
    8/1/96* through 12/31/99             14.82%
              CUMULATIVE TOTAL RETURN
              -----------------------
    8/1/96* through 12/31/99             60.36%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through December 31, 1999. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product.

[Lazard International Stock Portfolio Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE-GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                    10000.00                           10000.00
12/96                                                                     10780.00                           10533.00
12/97                                                                     11696.00                           11180.00
12/98                                                                     13168.00                           14149.00
12/31/99                                                                  16036.00                           17965.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/99                    76.76%
    8/30/96* through 12/31/99              39.67%
               CUMULATIVE TOTAL RETURN
               -----------------------
    8/30/96* through 12/31/99             204.91%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ.

[MFS Emerging Growth Portfolio Performance Graph]

                                                   MFS EMERGING GROWTH        STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                   -------------------        ---------------------        ------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10600.00                    11441.00                    10931.00
12/97                                                   12843.00                    15258.00                    13376.00
12/98                                                   17250.00                    19642.00                    13036.00
12/31/99                                                30491.00                    23773.00                    15806.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/99                     3.10%
    8/30/96* through 12/31/99               9.12%
               CUMULATIVE TOTAL RETURN
               -----------------------
    8/30/96* through 12/31/99              33.80%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1999. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman High Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.

[Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH           LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        --------------------        --------------------
8/30/96                                                 10000.00                    10000.00                    10000.00
12/96                                                   10761.00                    10599.00                    10480.00
12/97                                                   12394.00                    11952.00                    11491.00
12/98                                                   12978.00                    12161.00                    12490.00
12/31/99                                                13380.00                    12452.00                    12388.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/99                    5.34%
    8/30/96* through 12/31/99             20.53%
               CUMULATIVE TOTAL RETURN
               -----------------------
    8/30/96* through 12/31/99             86.46%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1999. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market.

[Federated Stock Portfolio Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO         STANDARD & POOR'S 500 INDEX
                                                                 -------------------------         ---------------------------
8/30/96                                                                   10000.00                           10000.00
12/96                                                                     11261.00                           11441.00
12/97                                                                     15021.00                           15258.00
12/98                                                                     17700.00                           19642.00
12/31/99                                                                  18646.00                           23773.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/99 (UNAUDITED)
--------------------------------------------------------------------------------


            AVERAGE ANNUAL TOTAL RETURNS
            ----------------------------
    Year Ended 12/31/99                   13.47%
    4/1/97* through 12/31/99              23.39%
               CUMULATIVE TOTAL RETURN
               -----------------------
    4/1/97* through 12/31/99              78.26%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on April 1, 1997, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's Midcap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

[Disciplined MidCap Stock Portfolio Performance Graph]

                                                                 DISCIPLINED MID CAP STOCK         STANDARD & POOR'S MIDCAP 400
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
4/1/97                                                                    10000.00                           10489.00
12/97                                                                     13438.00                           11512.00
12/98                                                                     15710.00                           12603.00
12/31/99                                                                  17826.00                           14459.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999
--------------------------------------------------------------------------------

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING+                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 34.5%
                         U.S. Treasury Notes:
$2,300,000     AAA       6.125% due 12/31/01.........................................    $ 2,295,078
 2,400,000     AAA       5.750% due 4/30/03..........................................      2,357,184
 5,800,000     AAA       5.875% due 11/15/04.........................................      5,688,060
 2,600,000     AAA       6.875% due 5/15/06..........................................      2,645,812
 5,700,000     AAA       6.250% due 2/15/07..........................................      5,612,904
 1,600,000     AAA       6.000% due 8/15/09..........................................      1,551,072
----------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                           (Cost -- $20,536,594).....................................     20,150,110
----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 62.7%
----------------------------------------------------------------------------------------------------
BANKING -- 2.6%
 1,000,000     BBB+      BanPonce Financial, Medium Term Notes, 7.300% due 6/5/02....        998,750
   550,000     BBB+      MBNA America Bank, Notes, 6.000% due 12/26/00...............        545,188
----------------------------------------------------------------------------------------------------
                                                                                           1,543,938
----------------------------------------------------------------------------------------------------
ELECTRIC -- 6.1%
                         CMS Energy Corp., Sr. Notes:
   500,000     BB          6.750% due 1/15/04........................................        465,000
   650,000     BB          7.625% due 11/15/04.......................................        619,125
 2,572,000     BBB       Utilicorp United Corp., Sr. Notes, 6.875% due 10/1/04.......      2,465,906
----------------------------------------------------------------------------------------------------
                                                                                           3,550,031
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 21.6%
 2,650,000     A+        AT&T Capital Corp., Medium Term Notes, 6.250% due 5/15/01...      2,626,813
 2,500,000     BBB+      Comdisco Inc., Medium Term Notes, 7.250% due 9/20/01........      2,486,650
 1,500,000     A-        Finova Capital Corp., Notes, 6.250% due 11/1/02.............      1,456,875
 1,600,000     BBB+      Orix Credit Alliance, Notes, 6.780% due 5/15/01.............      1,574,000
 2,600,000     BBB       Osprey Trust, Secured Notes, 8.310% due 1/15/03 (a).........      2,574,000
 1,900,000     AAA       USAA Capital Corp., Notes, 7.050% due 11/8/06...............      1,857,250
----------------------------------------------------------------------------------------------------
                                                                                          12,575,588
----------------------------------------------------------------------------------------------------
FOOD -- 0.8%
   500,000     BBB       Nabisco Inc., Debentures, 6.700% due 6/15/02................        490,000
----------------------------------------------------------------------------------------------------
HEALTH CARE -- 2.3%
 1,400,000     Ba2       Columbia HCA Healthcare, Medium Term Notes, 6.630% due
                           7/15/45...................................................      1,319,500
----------------------------------------------------------------------------------------------------
HOTELS -- 8.3%
 2,500,000     BBB+      Marriott International, Notes, 7.875% due 9/15/09...........      2,471,875
 2,400,000     BBB-      Park Place Entertainment, Notes, 7.950% due 8/1/03..........      2,358,000
----------------------------------------------------------------------------------------------------
                                                                                           4,829,875
----------------------------------------------------------------------------------------------------
INTEGRATED OIL -- 4.5%
 2,600,000     BBB       Noram Energy Corp., Debentures, 7.500% due 8/1/00...........      2,606,500
----------------------------------------------------------------------------------------------------
RAILROADS -- 3.0%
 1,100,000     BBB+      Norfolk Southern, Debentures, 6.875% due 5/1/01.............      1,095,875
   650,000     BBB-      Union Pacific Corp., Medium Term Notes, 9.650% due 6/1/00...        657,312
----------------------------------------------------------------------------------------------------
                                                                                           1,753,187
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATING+                              SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 4.3%
$2,300,000     BBB       Carramerica Realty, Company Guaranteed, 6.625% due
                           10/1/00...................................................    $ 2,273,665
   250,000     BBB       Nationwide Health Properties Inc., Medium Term Notes, 6.900%
                           due 10/1/37...............................................        221,562
----------------------------------------------------------------------------------------------------
                                                                                           2,495,227
----------------------------------------------------------------------------------------------------
RETAIL -- 3.5%
   500,000     A-        Dayton Hudson Corp., Notes, 6.800% due 10/1/01..............        497,500
 1,700,000     BB+       Saks Inc., Company Guaranteed, 7.500% due 12/1/10...........      1,542,750
----------------------------------------------------------------------------------------------------
                                                                                           2,040,250
----------------------------------------------------------------------------------------------------
UTILITIES -- 2.3%
 1,300,000     BB+       Cilcorp Inc., Bonds, 9.375% due 10/15/29....................      1,351,311
----------------------------------------------------------------------------------------------------
YANKEE -- 3.4%
 2,050,000     AA-       Telecom New Zealand, Sub. Notes, 6.250% due 2/10/03.........      2,008,227
----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES (Cost -- $37,172,148).........     36,563,634
----------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $57,708,742).................     56,713,744
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
 1,623,000               Chase Securities Inc., 2.000% due 1/3/00; Proceeds at
                           maturity -- $1,623,271; (Fully collateralized by U.S.
                           Treasury Notes, 11.625% due 11/15/02;
                           Market value -- $1,656,331) (Cost -- $1,623,000)..........      1,623,000
----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $59,331,742**)...........    $58,336,744
----------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 46 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
STOCK -- 93.9%
------------------------------------------------------------------------------------------
AUSTRALIA -- 1.8%
   158,106    Broken Hill Proprietary Co. Ltd. ...........................    $  2,068,335
------------------------------------------------------------------------------------------
DENMARK -- 1.7%
    26,800    Tele Danmark A/S............................................       1,992,794
------------------------------------------------------------------------------------------
FINLAND -- 1.5%
    92,200    Merita PLC..................................................         543,412
         1    The Rauma Group Oyj (a).....................................              14
    31,300    UPM-Kymmene Oyj.............................................       1,261,385
------------------------------------------------------------------------------------------
                                                                                 1,804,811
------------------------------------------------------------------------------------------
FRANCE -- 14.1%
    13,060    Alcatel.....................................................       3,000,001
    29,650    Aventis SA..................................................       1,723,628
    25,731    Aventis SA (a)(b)...........................................       1,482,871
    11,030    Axa.........................................................       1,537,995
    20,100    Banque Nationale de Paris...................................       1,854,960
     6,580    Compagnie de Saint-Gobain...................................       1,237,695
    13,200    Compagnie Generale des Establissements Michelin, Class B             518,659
              Shares......................................................
     7,230    Suez Lyonnaise des Eaux SA..................................       1,158,915
    17,451    Total Fina SA, Class B Shares...............................       2,329,591
    18,754    Vivendi.....................................................       1,693,898
------------------------------------------------------------------------------------------
                                                                                16,538,213
------------------------------------------------------------------------------------------
GERMANY -- 9.9%
     4,684    Allianz AG..................................................       1,573,824
         1    Celanese AG (a).............................................              13
    16,928    DaimlerChrysler AG..........................................       1,328,576
    60,800    Deutsche Lufthansa AG.......................................       1,439,510
    12,706    Deutsche Telecom AG.........................................         894,166
    24,734    Metro AG (b)................................................       1,353,124
    20,800    Siemens AG..................................................       2,661,401
    35,650    Thyssen Krupp AG............................................       1,104,454
    24,800    Veba AG.....................................................       1,211,815
------------------------------------------------------------------------------------------
                                                                                11,566,883
------------------------------------------------------------------------------------------
HONG KONG -- 1.6%
   133,219    HSBC Holdings PLC...........................................       1,867,996
------------------------------------------------------------------------------------------
ITALY -- 2.4%
   231,200    ENI S.p.A...................................................       1,267,854
    66,800    San Paolo -- IMI S.p.A. ....................................         905,463
   107,000    Telecom Italia S.p.A. di Risp NC (c)........................         652,634
------------------------------------------------------------------------------------------
                                                                                 2,825,951
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
JAPAN -- 23.2%
   100,000    ASAHI BREWERIES, Ltd. ......................................    $  1,090,413
    62,000    Canon, Inc. ................................................       2,455,087
   112,000    The Fuji Bank, Ltd. (b).....................................       1,084,717
   117,000    The Industrial Bank of Japan, Ltd. .........................       1,124,012
       105    JAPAN TOBACCO Inc. .........................................         800,839
    55,000    Kao Corp. ..................................................       1,563,689
     5,500    Nintendo Co. Ltd. ..........................................         910,855
        91    Nippon Telegraph & Telephone Corp. .........................       1,553,204
   281,000    Nissan Motor Co., Ltd. (a)..................................       1,101,746
        90    NTT Mobile Communications Network, Inc. ....................       3,449,723
    13,000    ORIX CORP. .................................................       2,918,756
    12,700    Promise Co., Ltd. ..........................................         644,104
    39,000    Sankyo Co., Ltd. ...........................................         798,791
    14,100    SONY CORP. .................................................       4,166,878
   240,000    The Sumitomo Trust & Banking Co., Ltd. .....................       1,615,137
    14,000    TDK Corp. ..................................................       1,926,656
------------------------------------------------------------------------------------------
                                                                                27,204,607
------------------------------------------------------------------------------------------
NETHERLANDS -- 4.0%
    25,000    Heineken N.V. ..............................................       1,219,573
    30,000    ING Groep N.V. .............................................       1,811,679
    12,412    Koninklijke Philips Electronics N.V. .......................       1,688,180
------------------------------------------------------------------------------------------
                                                                                 4,719,432
------------------------------------------------------------------------------------------
PORTUGAL -- 1.0%
   106,500    Portugal Telecom SA.........................................       1,168,478
------------------------------------------------------------------------------------------
SINGAPORE -- 2.5%
   162,700    Overseas-Chinese Banking Corp. Ltd. ........................       1,494,183
   162,624    United Overseas Bank Ltd. ..................................       1,434,918
------------------------------------------------------------------------------------------
                                                                                 2,929,101
------------------------------------------------------------------------------------------
SPAIN -- 4.8%
    85,200    Endesa S.A. ................................................       1,691,880
   156,990    Telefonica S.A. ............................................       3,922,542
------------------------------------------------------------------------------------------
                                                                                 5,614,422
------------------------------------------------------------------------------------------
SWEDEN -- 2.9%
    64,000    Electrolux AB, Class B Shares...............................       1,613,344
    56,900    Nordbanken Holding AB (b)...................................         335,132
    80,100    Svenska Handelsbanken AB, Class A Shares....................       1,009,600
    17,400    Volvo AB, Class B Shares....................................         450,925
------------------------------------------------------------------------------------------
                                                                                 3,409,001
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
SWITZERLAND -- 3.6%
    13,875    ABB Ltd. ...................................................    $  1,696,056
       113    Roche Holding AG............................................       1,340,510
     1,970    Zurich Allied AG............................................       1,122,746
------------------------------------------------------------------------------------------
                                                                                 4,159,312
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 18.9%
    64,900    Allied Zurich PLC...........................................         769,002
    38,028    AstraZeneca Group PLC.......................................       1,576,460
   183,200    BP Amoco PLC................................................       1,843,949
   223,200    British Aerospace PLC.......................................       1,475,485
   134,400    British American Tobacco PLC................................         751,235
   114,033    British Energy PLC..........................................         655,803
   119,196    Cadbury Schweppes PLC.......................................         699,444
   127,674    Diageo PLC..................................................       1,025,374
    34,800    GKN PLC.....................................................         564,589
   166,800    Granada Group PLC...........................................       1,680,225
   130,000    Great Universal Stores PLC..................................         720,870
   118,500    Halifax PLC.................................................       1,313,245
   117,200    Imperial Chemical Industries PLC............................       1,241,133
   233,100    Invensys PLC................................................       1,260,590
    51,000    National Westminster Bank PLC...............................       1,097,456
    64,700    Prudential PLC..............................................       1,269,016
   145,700    Reed International PLC......................................       1,085,470
   143,600    Royal & Sun Alliance Insurance Group PLC....................       1,072,143
    62,500    SmithKline Beecham PLC......................................         794,038
   149,700    Tesco PLC...................................................         456,137
   115,011    Unilever PLC................................................         802,991
------------------------------------------------------------------------------------------
                                                                                22,154,655
------------------------------------------------------------------------------------------
              TOTAL STOCK (Cost -- $92,201,316)...........................     110,023,991
------------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                                 VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.1%
$7,100,000    CIBC Wood Gundy Securities Inc., 2.250% due 1/3/00; Proceeds
              at maturity -- $7,101,331;
                (Fully collateralized by U.S. Treasury Notes, 5.750% due
                11/15/00;
                Market value -- $7,242,224) (Cost -- $7,100,000)..........       7,100,000
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $99,301,316*)............    $117,123,991
------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 9).
(c) Risp NC -- Risparmio Non-Convertible (non-convertible saving shares).
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 85.0%
----------------------------------------------------------------------------------------
ADVERTISING -- 0.2%
        200   Lamar Advertising Co. ......................................  $     12,112
      9,600   Omnicom Group, Inc. ........................................       960,000
----------------------------------------------------------------------------------------
                                                                                 972,112
----------------------------------------------------------------------------------------
AIRLINES -- 0.0%
        300   Atlas Air, Inc. ............................................         8,231
----------------------------------------------------------------------------------------
BANKS & CREDIT COS. -- 0.0%
        300   First Tennessee National Corp...............................         8,550
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
      7,100   Biotech HOLDRs Trust (a)....................................     1,018,850
     15,700   Chiron Corp. (a)............................................       665,288
        900   Enzon, Inc. (a).............................................        39,037
     24,200   Genentech, Inc. (a).........................................     3,254,900
      2,700   Human Genome Sciences, Inc. (a).............................       412,088
        600   ImClone Systems Inc. (a)....................................        23,775
        400   Transkaryotic Therapies, Inc. (a)...........................        15,400
----------------------------------------------------------------------------------------
                                                                               5,429,338
----------------------------------------------------------------------------------------
BUSINESS MACHINES -- 1.8%
        300   Insight Enterprises, Inc. ..................................        12,187
     94,100   Sun Microsystems, Inc. .....................................     7,286,869
----------------------------------------------------------------------------------------
                                                                               7,299,056
----------------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.6%
        300   Affiliated Computer Services, Inc., Class A Shares..........        13,800
        350   Breakaway Solutions, Inc. (a)...............................        25,550
        500   CheckFree Holdings Corp. (a)................................        52,250
      6,000   Computer Sciences Corp. (a).................................       567,750
    121,500   Compuware Corp. ............................................     4,525,875
        600   Concord EFS, Inc. (a).......................................        15,450
      9,880   CSG Systems International, Inc. ............................       393,965
        150   eBenX Inc. (a)..............................................         6,787
      4,500   First Data Corp. ...........................................       221,906
      2,800   FutureLink Corp. (a)........................................        72,800
     18,450   Learning Tree International, Inc. ..........................       516,600
        300   Pegasus Systems, Inc. (a)...................................        18,094
        300   Professional Detailing, Inc. ...............................         8,981
        500   Quanta Services, Inc. (a)...................................        14,125
        210   SonicWall, Inc. (a).........................................         8,452
        500   USWeb Corp. (a).............................................        22,219
----------------------------------------------------------------------------------------
                                                                               6,484,604
----------------------------------------------------------------------------------------
CELLULAR PHONES -- 5.2%
        300   Centennial Cellular Corp. (a)...............................        24,862
        700   CommNet Cellular, Inc. (a)..................................        22,487
     42,800   Omnipoint Corp. (a).........................................     5,162,750
      7,300   Powertel, Inc. (a)..........................................       732,738

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
CELLULAR PHONES -- 5.2% (CONTINUED)
        700   Price Communications Corp. (a)..............................  $     19,469
     55,400   Sprint Corp. (PCS) (a)......................................     5,678,500
        440   Tritel, Inc. (a)............................................        13,942
        300   United States Cellular Corp. (a)............................        30,281
     49,200   VoiceStream Wireless Corp. (a)..............................     7,001,775
     41,000   Western Wireless Corp., Class A Shares (a)..................     2,736,750
----------------------------------------------------------------------------------------
                                                                              21,423,554
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 5.6%
     83,900   AT&T Corp. -- Liberty Media Corp. (a).......................     4,761,325
        650   Classic Communications, Inc., Class A Shares (a)............        23,766
     31,700   Comcast Corp. (a)...........................................     1,592,925
      1,747   Cox Communications, Inc. (a)................................        89,971
      3,300   Emmis Communications Corp. (a)..............................       411,314
     25,900   Grupo Televisa S.A. ADR (a).................................     1,767,675
      4,800   Infinity Broadcasting Corp. (a).............................       173,700
    152,896   MCI WorldCom, Inc. .........................................     8,113,071
      8,300   Metricom, Inc. (a)..........................................       652,588
     22,600   Metromedia Fiber Network, Inc., Class A Shares..............     1,083,388
      2,200   Microcell Telecommunications, Inc. (a)......................        72,325
     36,400   Qwest Communications International, Inc. ...................     1,565,200
      1,500   Radio One, Inc. (a).........................................       138,000
      5,800   Spanish Broadcasting System, Inc. (a).......................       233,450
     23,100   Telefonos de Mexico SA......................................     2,598,750
      1,300   TeleTech Holdings, Inc. (a).................................        43,814
        600   TV Guide, Inc., Class A Shares (a)..........................        25,800
      1,100   Unisys Corp. (a)............................................        35,131
        400   Westwood One, Inc. (a)......................................        30,400
----------------------------------------------------------------------------------------
                                                                              23,412,593
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.6%
      8,300   Adobe Systems, Inc. ........................................       558,175
      1,850   Agile Software Corp. (a)....................................       401,884
      3,100   Business Objects S.A. ADR (a)...............................       414,238
        150   GRIC Communications, Inc. (a)...............................         3,806
      1,100   Harbinger Corp. (a).........................................        34,994
     15,900   i2 Technologies, Inc. (a)...................................     3,100,500
         60   iManage, Inc. (a)...........................................         1,927
      2,500   IMRglobal Corp. (a).........................................        31,406
        950   Internap Network Services Corp. (a).........................       164,350
      5,400   J.D. Edwards & Co. (a)......................................       161,325
        700   Keane, Inc. (a).............................................        22,225
      1,700   Mercury Interactive Corp. (a)...............................       183,494
        290   Metasolv Software, Inc. (a).................................        23,707
        325   NetIQ Corp. (a).............................................        16,920
     13,900   Open Market, Inc. (a).......................................       627,238
      1,485   PeopleSoft, Inc. (a)........................................        31,649
        410   Quintus Corp. (a)...........................................        18,809

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.6% (CONTINUED)
      1,900   SAP AG ADR..................................................  $     98,919
      8,200   Symantec Corp. (a)..........................................       480,725
      1,600   Tecnomatix Technologies Ltd. (a)............................        46,000
        320   VA Linux Systems, Inc. (a)..................................        66,120
----------------------------------------------------------------------------------------
                                                                               6,488,411
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE - PERSONAL COMPUTER -- 4.4%
        190   Immersion Corp. (a).........................................         7,291
      8,400   Macromedia, Inc. ...........................................       614,250
    149,600   Microsoft Corp. ............................................    17,465,800
      2,600   Network Associates, Inc. ...................................        69,388
        125   SmartDisk Corp. (a).........................................         4,094
----------------------------------------------------------------------------------------
                                                                              18,160,823
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE - SYSTEMS -- 15.5%
        225   Alteon Websystems, Inc. (a).................................        19,744
      3,975   Ancor Communications, Inc. (a)..............................       269,803
        200   Aspen Technology, Inc. .....................................         5,287
    146,902   BMC Software, Inc. .........................................    11,742,979
      1,400   Brio Technology, Inc. (a)...................................        58,800
     54,910   Cadence Design System, Inc. ................................     1,317,840
        450   Clarify, Inc. ..............................................        56,700
     90,702   Computer Associates International, Inc. ....................     6,343,471
      3,800   EMC Corp. of Massachusetts..................................       415,150
      2,800   Internet Commerce Corp., Class A Shares (a).................        87,150
        300   Keynote Systems, Inc. (a)...................................        22,125
      3,500   Manugistics Group, Inc. (a).................................       113,094
      1,100   MicroStrategy, Inc. (a).....................................       231,000
         80   OnDisplay, Inc. (a).........................................         7,270
    326,150   Oracle Corp. ...............................................    36,549,184
         75   Predictive Systems, Inc. (a)................................         4,912
      2,200   RealNetworks, Inc. (a)......................................       264,688
     15,500   Siebel Systems, Inc. .......................................     1,302,000
        400   Synopsys, Inc. .............................................        26,700
     38,900   Veritas Software Corp. (a)..................................     5,567,563
----------------------------------------------------------------------------------------
                                                                              64,405,460
----------------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES -- 2.3%
      8,400   Carson, Inc. ...............................................        27,300
     63,230   Cendant Corp. (a)...........................................     1,679,547
    203,862   Tyco International, Ltd. ...................................     7,925,135
        700   United Stationers, Inc. (a).................................        19,994
----------------------------------------------------------------------------------------
                                                                               9,651,976
----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.3%
     29,440   ARM Holdings PLC ADR (a)....................................     5,637,760
        240   Caliper Technologies Corp. (a)..............................        16,020
     39,000   Calpine Corp. (a)...........................................     2,496,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.3% (CONTINUED)
     27,200   CIENA Corp. (a).............................................  $  1,564,000
        210   Cobalt Networks, Inc. (a)...................................        22,759
     34,120   Conexant Systems, Inc. (a)..................................     2,264,715
        400   Credence Systems Corp. (a)..................................        34,600
      2,300   E-Tek Dynamics, Inc. (a)....................................       309,638
        300   Electro Scientific Industries, Inc. (a).....................        21,900
        280   Jabil Circuits, Inc. .......................................        20,440
      7,800   Lam Research Corp. (a)......................................       870,188
      1,200   LTX Corp. (a)...............................................        26,850
        800   Maxtor Corp. (a)............................................         5,800
        400   Micrel, Inc. ...............................................        22,775
      7,400   National Semiconductor Corp. (a)............................       316,813
        220   Optical Coating Laboratory, Inc. ...........................        65,120
      2,400   Tekelec (a).................................................        54,000
----------------------------------------------------------------------------------------
                                                                              13,749,378
----------------------------------------------------------------------------------------
ELECTRONICS -- 18.6%
    100,800   Altera Corp. ...............................................     4,995,900
     21,100   Analog Devices, Inc. .......................................     1,962,300
     28,200   Applied Materials, Inc. (a).................................     3,572,588
        600   Applied Micro Circuits Corp. ...............................        76,350
     11,600   ASM Lithography Holding N.V. (a)............................     1,319,500
      7,400   Atmel Corp. ................................................       218,763
        400   ATMI, Inc. (a)..............................................        13,225
        600   Burr-Brown Corp. ...........................................        21,675
        480   Flextronics International Ltd. .............................        22,080
     80,050   JDS Uniphase Corp. (a)......................................    12,913,066
        420   Maxim Integrated Products, Inc. ............................        19,819
        300   Microchip Technology, Inc. .................................        20,531
      3,600   Novellus Systems, Inc. (a)..................................       441,113
        470   Phototronics, Inc. .........................................        13,454
        200   Qlogic Corp. (a)............................................        31,975
    221,600   QUALCOMM Inc. (a)...........................................    39,057,000
        130   Sage, Inc. (a)..............................................         2,519
        200   Sanmina Corp. ..............................................        19,975
      5,300   SDL, Inc. (a)...............................................     1,155,400
        500   Seagate Technology, Inc. (a)................................        23,281
      2,600   SIPEX Corp. ................................................        63,862
      1,400   Solectron Corp. (a).........................................       133,175
     18,600   Sony Corp. ADR..............................................     5,296,350
      4,900   STMicroelectronics N.V. ....................................       742,044
        425   Sycamore Networks, Inc. (a).................................       130,900
     18,800   Teradyne, Inc. .............................................     1,240,800
     11,600   Texas Instruments, Inc. (a).................................     1,123,750
        220   Virata Corp. (a)............................................         6,572
     53,400   Xilinx, Inc. ...............................................     2,428,031
----------------------------------------------------------------------------------------
                                                                              77,065,998
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.2%
     52,200   CBS Corp. (a)...............................................  $  3,337,538
     47,341   Clear Channel Communications (a)............................     4,225,184
     11,700   Cox Radio, Inc., Class A Shares.............................     1,167,075
        300   Hearst-Argyle TV, Inc. .....................................         7,987
        716   International Speedway Corp., Class A Shares................        36,068
      6,600   Time Warner, Inc. ..........................................       478,088
        400   Univision Communications, Inc., Class A Shares..............        40,875
----------------------------------------------------------------------------------------
                                                                               9,292,815
----------------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 1.0%
      9,800   American Express Co. .......................................     1,629,250
      9,300   Lehman Brothers Holdings, Inc. .............................       787,594
     12,700   Morgan Stanley Dean Witter & Co. ...........................     1,812,925
        400   Waddell & Reed Financial, Inc., Class A Shares..............        10,850
----------------------------------------------------------------------------------------
                                                                               4,240,619
----------------------------------------------------------------------------------------
HOTELS -- 0.0%
        300   Four Seasons Hotels Inc. ...................................        15,975
        600   Harrah's Entertainment, Inc. (a)............................        15,862
        742   Hilton Hotels Corp. ........................................         7,142
        400   Starwood Hotels & Resorts Worldwide, Inc. ..................         9,400
----------------------------------------------------------------------------------------
                                                                                  48,379
----------------------------------------------------------------------------------------
INTERNET -- 1.6%
     12,000   America Online, Inc. (a)....................................       905,250
      1,200   BEA Systems, Inc. (a).......................................        83,925
        420   CacheFlow, Inc. (a).........................................        54,889
        200   China.com Corp. (a).........................................        15,725
      1,800   CMGI, Inc. (a)..............................................       498,376
        260   Deltathree.com, Inc. (a)....................................         6,695
        350   Digital Impact, Inc. (a)....................................        17,544
        450   Digital Insight Corp. (a)...................................        16,369
        210   DoubleClick Inc. (a)........................................        53,143
        700   eSpeed, Inc. (a)............................................        24,894
        370   Expedia, Inc., Class A Shares (a)...........................        12,950
        250   Fogdog, Inc. (a)............................................         2,375
        325   Foundry Networks, Inc. (a)..................................        98,048
        120   FreeMarkets, Inc. (a).......................................        40,957
        250   Harris Interactive, Inc. (a)................................         3,266
        230   Lifeminders.com, Inc. (a)...................................        13,282
      3,600   Lycos, Inc. (a).............................................       286,426
        670   McAfee.com Corp. (a)........................................        30,150
        290   Mediaplex, Inc. (a).........................................        18,197
        440   MedicaLogic, Inc. (a).......................................         9,240

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INTERNET -- 1.6% (CONTINUED)
        700   Tickets.com, Inc. (a).......................................  $     10,019
     23,700   VeriSign, Inc. (a)..........................................     4,525,219
         30   Webvan Group Inc. (a).......................................           495
----------------------------------------------------------------------------------------
                                                                               6,727,434
----------------------------------------------------------------------------------------
MACHINERY -- 0.0%
      4,650   SI Handling Systems, Inc. ..................................        44,320
----------------------------------------------------------------------------------------
MEDICAL & HEALTH PRODUCTS -- 2.3%
        200   Andrx Corp. ................................................         8,462
      3,800   IDEC Pharmaceuticals Corp. .................................       373,350
     16,200   Immunex Corp. ..............................................     1,773,900
      1,405   Johnson & Johnson...........................................       130,841
      1,350   King Pharmaceuticals, Inc. .................................        75,684
     32,100   MedImmune, Inc. (a).........................................     5,324,588
     10,700   Sepracor, Inc. .............................................     1,061,306
      8,800   Teva Pharmaceutical Industries Ltd. ADR.....................       630,850
----------------------------------------------------------------------------------------
                                                                               9,378,981
----------------------------------------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 0.1%
        700   Allscripts Inc. (a).........................................        30,800
        100   Cyberonics, Inc. ...........................................         1,594
      6,700   United HealthCare Corp. ....................................       355,938
----------------------------------------------------------------------------------------
                                                                                 388,332
----------------------------------------------------------------------------------------
OIL SERVICES -- 0.1%
        400   Atwood Oceanics, Inc. (a)...................................        15,450
     12,200   Noble Drilling Corp. (a)....................................       399,550
----------------------------------------------------------------------------------------
                                                                                 415,000
----------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.0%
        300   Electronics for Imaging, Inc. ..............................        17,437
----------------------------------------------------------------------------------------
RESTAURANTS & LODGING -- 0.0%
        400   Brinker International, Inc. ................................         9,600
        450   CEC Entertainment, Inc. ....................................        12,769
        200   Papa John's International, Inc. ............................         5,212
----------------------------------------------------------------------------------------
                                                                                  27,581
----------------------------------------------------------------------------------------
SHIPBUILDING -- 0.0%
        100   Newport News Shipbuilding, Inc. ............................         2,750
----------------------------------------------------------------------------------------
SPECIAL PRODUCTS & SERVICES -- 0.3%
      1,000   Callaway Golf Co. ..........................................        17,687
      9,100   Corning, Inc. (a)...........................................     1,173,331
      1,500   Digimarc Corp. (a)..........................................        75,000
        120   Phelps Dodge Corp. .........................................         8,055
        600   Smurfit-Stone Container Corp. (a)...........................        14,700
----------------------------------------------------------------------------------------
                                                                               1,288,773
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
STORES -- 1.7%
      1,400   AutoNation, Inc. (a)........................................  $     12,950
        450   Cost Plus, Inc. (a).........................................        16,031
     38,550   Home Depot, Inc. ...........................................     2,643,084
     26,050   Office Depot, Inc. .........................................       284,922
     57,000   Wal-Mart Stores, Inc. (a)...................................     3,940,125
----------------------------------------------------------------------------------------
                                                                               6,897,112
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 12.4%
        800   Adelphia Business Solutions, Inc. (a).......................        38,400
      1,331   Amdocs Ltd. ................................................        45,919
        300   Aware, Inc. (a).............................................        10,912
      6,600   BCE, Inc. ..................................................       595,238
    209,854   Cisco Systems, Inc. ........................................    22,480,610
      2,200   CommScope, Inc. (a).........................................        88,688
     14,500   Echostar Communications Corp., Class A Shares...............     1,413,750
     17,200   Global Crossing Ltd. .......................................       860,000
      9,200   Global TeleSystems Group, Inc. (a)..........................       318,550
        130   iBasis, Inc. (a)............................................         3,737
        700   ITC DeltaCom, Inc. (a)......................................        19,337
      4,370   Jazztel PLC ADR (a).........................................       284,596
      1,980   Korea Thrunet Co., Ltd. (a).................................       134,392
        300   L-3 Communications Holding, Inc. ...........................        12,487
      9,400   Level 3 Communications, Inc. (a)............................       769,625
      2,200   Lucent Technologies, Inc. ..................................       164,588
        300   MIPS Technologies, Inc. ....................................        15,600
      1,710   Next Level Communications, Inc. (a).........................       128,036
     45,600   Nextel Communications Inc. (a)..............................     4,702,500
     38,500   Nokia Corp. ADR, Class A Shares.............................     7,315,000
    103,000   Nortel Networks Corp. ......................................    10,403,000
      5,400   NTL, Inc. (a)...............................................       673,650
      7,500   PairGain Technologies, Inc. (a).............................       106,406
      8,100   Talk.com, Inc. (a)..........................................       143,775
      5,400   Telephone and Data Systems, Inc. (a)........................       680,400
        700   Time Warner Telecom, Inc., Class A Shares (a)...............        34,956
        600   USA Networks, Inc. .........................................        33,150
----------------------------------------------------------------------------------------
                                                                              51,477,302
----------------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.9%
        600   American Tower Corp. .......................................        18,337
     54,700   Ericsson ADR................................................     3,593,106
     29,100   Motorola, Inc. .............................................     4,284,975
        500   Powerwave Technologies, Inc. (a)............................        29,187
        230   Wireless Facilities, Inc. (a)...............................        10,034
----------------------------------------------------------------------------------------
                                                                               7,935,639
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $183,486,029)...................   352,742,558
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 12.1%
----------------------------------------------------------------------------------------
FINLAND -- 1.8%
        200   F-Secure Oyj (a)............................................  $      5,843
    110,700   Sonera Oyj..................................................     7,589,601
----------------------------------------------------------------------------------------
                                                                               7,595,444
----------------------------------------------------------------------------------------
FRANCE -- 1.2%
      7,565   Bouygues SA.................................................     4,809,296
      1,400   Thomson Multimedia (a)......................................        75,461
----------------------------------------------------------------------------------------
                                                                               4,884,757
----------------------------------------------------------------------------------------
GERMANY -- 1.2%
     19,100   Mannesmann AG...............................................     4,626,057
      4,100   MobilCom AG (a).............................................       351,112
----------------------------------------------------------------------------------------
                                                                               4,977,169
----------------------------------------------------------------------------------------
HONG KONG -- 0.6%
    290,000   China Telecom (Hong Kong) Ltd. (a)..........................     1,813,082
     55,000   Hutchison Whampoa Ltd. .....................................       799,511
----------------------------------------------------------------------------------------
                                                                               2,612,593
----------------------------------------------------------------------------------------
ITALY -- 0.6%
    404,100   Olivetti S.p.A. (a).........................................     1,175,382
     84,500   Telecom Italia Mobile.......................................       941,661
     39,000   Telecom Italia S.p.A. ......................................       548,129
----------------------------------------------------------------------------------------
                                                                               2,665,172
----------------------------------------------------------------------------------------
JAPAN -- 5.6%
     43,000   Canon, Inc. ................................................     1,702,722
        285   DDI Corp. ..................................................     3,891,544
      2,200   Fast Retailing Co. Ltd. ....................................       892,617
        700   Hikari Tsushin, Inc. .......................................     1,399,591
     22,100   Kyocera Corp. ..............................................     5,711,987
      2,000   Murata Manufacturing Co., Ltd. .............................       468,156
         54   Nippon Telegraph & Telephone Corp. (NTT)....................       921,682
        109   NTT Mobile Communications Network, Inc. (NTT DoCoMo)........     4,177,997
      1,200   Rohm Co., Ltd. .............................................       491,564
      1,100   Softbank Corp. .............................................     1,049,254
      3,800   Sony Corp. .................................................     1,122,989
     26,000   Toyota Motor Corp. .........................................     1,255,242
----------------------------------------------------------------------------------------
                                                                              23,085,345
----------------------------------------------------------------------------------------
NETHERLANDS -- 0.6%
     24,500   Koninklijke KPN NV..........................................     2,391,845
----------------------------------------------------------------------------------------
PORTUGAL -- 0.0%
        970   PT Multimedia -- Servicos de Telecomunicacoes e Multimedia
              SGPS SA (a).................................................        55,186
----------------------------------------------------------------------------------------
SPAIN -- 0.1%
      1,500   Telefonica Publicidad e Informacion, SA (a).................        72,917
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.4%
      5,400   ARM Holdings PLC (a)........................................  $    360,894
     26,100   Colt Telecom Group PLC (a)..................................     1,346,165
     16,510   Thus PLC (a)................................................       103,410
----------------------------------------------------------------------------------------
                                                                               1,810,469
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $33,781,627)...................    50,150,897
----------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
 $4,100,000   Federal Home Loan Mortgage Discount Note, 1.500% due
              1/3/00......................................................     4,099,658
  8,000,000   Federal Home Loan Mortgage Discount Note, 5.600% due
              1/11/00.....................................................     7,987,556
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $12,087,214)..........    12,087,214
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $229,354,870*)...........  $414,980,669
----------------------------------------------------------------------------------------

 (a) Non-income producing security.
  *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 92.8%
---------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.3%
$  175,000   B-         Anteon Corp., Sr. Sub. Notes, 12.000% due 5/15/09 (a).......    $   164,938
---------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.3%
   125,000   B-         Accuride Corp., Sr. Sub. Notes, 9.250% due 2/1/08...........        115,625
   200,000   B-         Aftermarket Tech., Sr. Sub. Notes, 12.000% due 8/1/04.......        200,000
   225,000   B          American Axle & Manufacturing Inc., Company Guaranteed
                          Notes, 9.750% due 3/1/09..................................        227,250
   200,000   B          Collins Aikman Products Co., Guaranteed Sr. Sub. Notes,
                          11.500% due 4/15/06.......................................        198,000
   150,000   B-         HDA Parts System Inc., Sr. Sub. Notes, 12.000% due 8/1/05
                          (a).......................................................        139,125
   200,000   B-         J.L. French Auto Casting, Sr. Sub. Notes, 11.500% due 6/1/09
                          (a).......................................................        202,000
                        Lear Corp., Sub. Notes:
   100,000   BB-          9.500% due 7/15/06........................................        102,000
   250,000   BB+          8.110% due 5/15/09 (a)....................................        237,188
   200,000   B          Transport Manufacturing Industry International Inc., Company
                          Guaranteed Notes, 11.250% due 5/1/09......................        205,000
---------------------------------------------------------------------------------------------------
                                                                                          1,626,188
---------------------------------------------------------------------------------------------------
BANKING -- 0.6%
   350,000   BB+        GS Escrow Corp., Sr. Sub. Notes, 7.125% due 8/1/05..........        318,063
---------------------------------------------------------------------------------------------------
BEVERAGE & TOBACCO -- 0.3%
    75,000   BB+        Dimon Inc., Sr. Notes, 8.875% due 6/1/06....................         67,125
   100,000   B          National Wine & Spirits, Sr. Notes, 10.125% due 1/15/09
                          (a).......................................................        101,000
---------------------------------------------------------------------------------------------------
                                                                                            168,125
---------------------------------------------------------------------------------------------------
BROADCASTING - RADIO, CABLE & TV -- 6.3%
   250,000   B-         ACME Television LLC Financial Corp., Sr. Discount Notes,
                          step bond to yield 11.028% due 9/30/04....................        225,625
    31,700   B          AMFM Operating Inc., 12.625% due 10/31/06...................         36,455
   225,000   NR         Big City Radio Inc., Company Guaranteed Notes, step bond to
                          yield 10.890% due 3/15/05.................................        149,791
   100,000   B          Capstar Broadcasting, Radio, Cable & TV Partners, Sr. Sub.
                          Notes,
                          9.250% due 7/1/07.........................................        101,375
                        Chancellor Media Corp.:
    50,000   B          Company Guaranteed Notes, 10.500% due 1/15/07...............         54,313
                        Sr. Sub. Notes:
   100,000   B          9.375% due 10/1/04..........................................        103,375
   650,000   B          8.125% due 12/15/07.........................................        651,625
   425,000   B          9.000% due 10/1/08..........................................        443,063
   100,000   B-         Cumulus Media Inc., Company Guaranteed Notes, 10.375% due
                          7/1/08....................................................        104,000
   500,000   BBB-       Fox/Liberty Networks LLC Inc., Sr. Discount Notes, step bond
                          to yield 9.750% due 8/15/07...............................        401,250
   125,000   B          Lamar Advertising Co., Company Guaranteed Notes, 8.625% due
                          9/15/07...................................................        124,063
   225,000   B+         Orion Networks, Sr. Notes, 11.250% due 1/15/07..............        169,311

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
BROADCASTING - RADIO, CABLE & TV -- 6.3% (CONTINUED)
                        Sinclair Broadcast Group, Sr. Sub. Notes:
$  100,000   B          10.000% due 9/30/05.........................................    $   100,000
   425,000   B          8.750% due 12/15/07.........................................        399,500
---------------------------------------------------------------------------------------------------
                                                                                          3,063,746
---------------------------------------------------------------------------------------------------
BUILDING & DEVELOPMENT -- 1.3%
   100,000   B          American Builders & Contractors, Sr. Sub. Notes, 10.625% due
                          5/15/07...................................................         90,000
   100,000   BB         Building Materials Corp., Sr. Notes, 8.000% due 10/15/07....         93,000
   200,000   BBB-       Falcon Building, Company Guaranteed Notes, step bond to
                          yield
                          12.615% due 6/15/07.......................................        150,000
   150,000   B-         Formica Corp., Sr. Sub. Notes, 10.875% due 3/1/09 (a).......        137,250
    50,000   B-         Juno Lighting Inc., Sr. Sub. Notes, 11.875% due 7/1/09
                          (a).......................................................         46,125
   125,000   B          NCI Building Systems Inc., 9.250% due 5/1/09................        118,750
---------------------------------------------------------------------------------------------------
                                                                                            635,125
---------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES -- 2.4%
   150,000   BB-        Avis Rent a Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09
                          (a).......................................................        158,625
   175,000   B          Buhrmann US Inc., Sr. Sub. Notes, 12.250% due 11/1/09 (a)...        182,000
   175,000   B-         Dialog Corp. PLC, Sr. Sub. Notes, 11.000% due 11/15/07......         91,438
   525,000   B-         Fisher Scientific International Inc., Sr. Sub. Notes,
                          9.000% due 2/1/08.........................................        505,313
    33,000   B          United Stationer Supply, Sr. Sub. Notes, 12.750% due
                          5/1/05....................................................         35,558
   400,000   CCC+       US Office Products Co., Company Guaranteed Notes, 9.750% due
                          6/15/08...................................................        214,000
---------------------------------------------------------------------------------------------------
                                                                                          1,186,934
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 11.6%
   350,000   B+         Charter Communications Holdings LLC, Sr. Discount Notes,
                          zero coupon due 4/1/11 (a)................................        206,500
                        CSC Holdings Inc., Sr. Sub. Notes:
   300,000   BB-          9.250% due 11/1/05........................................        309,750
   250,000   BB-          9.875% due 2/15/13........................................        262,500
   125,000   B-         Diamond Cable Communications PLC, Sr. Discount Notes, step bond to yield
                          9.900% due 2/15/07........................................        101,250
   150,000   B-         Diamond Holdings PLC, Company Guaranteed Notes, 9.125% due
                          2/1/08....................................................        149,250
   100,000   NR         Diva Systems Corp., Sr. Discount Notes, step bond to yield
                          12.085% due 3/1/08 (b)....................................         29,500
   500,000   B          Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09 (a)........        502,500
   100,000   BB-        Lenfest Communications, Sr. Sub. Notes, 8.250% due
                          2/15/08...................................................        101,125
                        NTL Inc., Sr. Notes, step bond to yield:
   375,000   B-           10.564% due 2/1/06........................................        339,375
   850,000   B-           10.885% due 4/1/08........................................        592,875
   475,000   B-           11.703% due 10/1/08.......................................        336,063
   425,000   CCC+       Pegasus Communications, Sr. Notes, 9.625% due 10/15/05......        431,375
   350,000   B-         RCN Corp., Sr. Discount Notes, step bond to yield 12.152%
                          due 10/15/07..............................................        251,125
   350,000   BB+        Rogers Cable Systems Inc., Sr. Notes, 10.000% due 3/15/05...        379,750
                        Telewest Communications PLC, Sr. Notes:
   675,000   B+         11.250% due 11/1/08 (a).....................................        631,125
    50,000   B+         Step bond to yield 10.758% due 10/1/07......................         54,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 11.6% (CONTINUED)
$  275,000   B          UIH Australia Inc., Sr. Discount Notes, step bond to yield
                          14.353% due 5/15/06.......................................    $   232,375
   575,000   B-         United International Holdings, Sr. Discount Notes, step bond to yield
                          11.736% due 2/15/08.......................................        368,000
                        United Pan-Europe Communications Co., Sr. Discount Notes,
                          step bond to yield:
   275,000   B            12.500% due 8/1/09 (a)....................................        158,125
   400,000   B            13.375% due 11/1/09 (a)...................................        230,000
---------------------------------------------------------------------------------------------------
                                                                                          5,667,313
---------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 4.8%
                        Buckeye Cellulose Corp., Sr. Sub. Notes:
    75,000   BB-          8.500% due 12/15/05.......................................         73,500
   100,000   BB-          9.250% due 9/15/08........................................        102,125
   100,000   B+         General Chemical Industry Products, Sr. Sub. Notes, 10.625%
                          due 5/1/09................................................         99,000
   100,000   BB-        Georgia Gulf Corp., Sr. Sub. Notes, 10.375% due 11/1/07
                          (a).......................................................        104,750
   250,000   NR         Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07 (a).......        238,750
   175,000   B+         Huntsman ICI Chemicals, Sr. Sub. Notes, 10.125% due 7/1/09
                          (a).......................................................        181,125
   225,000   BB-        ISP Holdings Inc., Sr. Notes, 9.000% due 10/15/03...........        221,625
   500,000   B+         Lyondell Chemical Co., Sub. Notes, 10.875% due 5/1/09 (a)...        520,000
                        Polymer Group, Company Guaranteed Notes:
   225,000   B            9.000% due 7/1/07.........................................        220,500
   300,000   B            8.750% due 3/1/08.........................................        291,000
                        Sterling Chemicals Inc., Sr. Sub. Notes:
   200,000   B            11.750% due 8/15/06.......................................        150,000
    50,000   B            Step bond to yield 12.485% due 8/15/08....................         13,750
   150,000   B          Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due
                          7/1/06....................................................        130,500
---------------------------------------------------------------------------------------------------
                                                                                          2,346,625
---------------------------------------------------------------------------------------------------
CLOTHING & TEXTILES -- 0.8%
   150,000   B-         Collins Aikman Floorcovering Inc., Sr. Sub. Notes, 10.000%
                          due 1/15/07...............................................        147,375
   150,000   B-         Gear For Sports Inc., Sr. Sub. Notes, 9.625% due 3/1/07.....         90,750
    50,000   CCC+       Glenoit Corp., Company Guaranteed Notes, 11.000% due
                          4/15/07...................................................         13,000
                        Pillowtex Corp., Company Guaranteed Notes:
   150,000   CC           10.000% due 11/15/06......................................         64,875
   175,000   CC           9.000% due 12/15/07.......................................         75,250
---------------------------------------------------------------------------------------------------
                                                                                            391,250
---------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.5%
   250,000   B-         Eagle Picher Industry Inc., Sr. Sub. Notes, 9.375% due
                          3/1/08....................................................        222,500
---------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 3.8%
   200,000   B-         Albecca Inc., Company Guaranteed Notes, 10.750% due
                          8/15/08...................................................        138,000
   175,000   B-         Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07...        147,875
   150,000   B-         Boyds Collection Ltd., Sr. Sub. Notes, 9.000% due 5/15/08...        142,500
   275,000   B-         Chattem Inc., Company Guaranteed Notes, 8.875% due 4/1/08...        259,188
    50,000   CCC+       Diamond Brands Operating, Company Guaranteed Notes, 10.125%
                          due 4/15/08...............................................         39,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 3.8% (CONTINUED)
$  100,000   B+         NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07...............    $    92,250
   250,000   B          Playtex Family Products Corp., Sr. Sub. Notes, 9.000% due
                          12/15/03..................................................        247,500
   600,000   CCC+       Revlon Consumer Products, Sr. Sub. Notes, 8.625% due
                          2/1/08....................................................        306,000
   125,000   B-         Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07.....        123,750
   150,000   B-         True Temper Sports Inc., Sr. Sub. Notes, 10.875% due
                          12/1/08...................................................        142,688
   100,000   B-         United Industries Corp., Sr. Sub. Notes, 9.875% due 4/1/09
                          (a).......................................................         91,500
   150,000   B-         Volume Service America, Sr. Sub. Notes, 11.250% due 3/1/09
                          (a).......................................................        148,500
---------------------------------------------------------------------------------------------------
                                                                                          1,879,251
---------------------------------------------------------------------------------------------------
CONTAINER & GLASS PRODUCTS -- 0.5%
   100,000   B-         Russell-Stanley Holdings Inc., Sr. Sub. Notes, 10.875% due
                          2/15/09 (a)...............................................         89,000
   150,000   B-         Tekni-Plex Inc., Sr. Sub. Notes, 9.250% due 3/1/08..........        152,250
---------------------------------------------------------------------------------------------------
                                                                                            241,250
---------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 2.2%
                        Allied Waste North America:
   700,000   BB-          Company Guaranteed Notes, 7.625% due 1/1/06...............        637,000
   500,000   B+           Sr. Sub. Notes, 10.000% due 8/1/09........................        447,500
---------------------------------------------------------------------------------------------------
                                                                                          1,084,500
---------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.3%
   150,000   B          SCG Holdings & Semiconductor Co., Sr. Sub. Notes, 12.000%
                          due 8/1/09................................................        159,375
   475,000   B-         Telecomm Techniques Co., Company Guaranteed Notes, 9.750%
                          due 5/15/08...............................................        437,000
   100,000   B-         Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07..........         55,000
---------------------------------------------------------------------------------------------------
                                                                                            651,375
---------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS -- 0.0%
   150,000   D          Jitney-Jungle Stores, Company Guaranteed Notes, 10.375% due
                          9/15/07...................................................          3,000
---------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 2.4%
   250,000   B-         Agrilink Foods Inc., Sr. Sub. Notes, 11.875% due 11/1/08
                          (a).......................................................        247,500
   100,000   B+         Aurora Foods Inc., Sr. Sub. Notes, 9.875% due 2/15/07.......        102,000
   300,000   CCC+       Eagle Family Foods, Company Guaranteed, 8.750% due
                          1/15/08...................................................        229,500
   350,000   B-         International Home Foods, Company Guaranteed Notes, 10.375%
                          due 11/1/06...............................................        362,250
   225,000   B-         Triarc Consumers, Sr. Notes, 10.250% due 2/15/09 (a)........        215,438
---------------------------------------------------------------------------------------------------
                                                                                          1,156,688
---------------------------------------------------------------------------------------------------
FOOD SERVICES -- 1.1%
   150,000   B          Advantica Restaurant Group, Sr. Notes, 11.250% due
                          1/15/08...................................................        114,000
   375,000   CCC+       Ameriserve Food Distribution Inc., Company Guaranteed,
                          10.125% due 7/15/07.......................................        135,000
   100,000   B-         Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08...........         92,000
   200,000   B-         Dominos Inc., Sr. Sub. Notes, 10.375% due 1/15/09...........        193,500
   100,000   CCC+       Nebco Evans Holding Co., Sr. Discount Notes, step bond to
                          yield 10.820% due 7/15/07.................................         13,000
---------------------------------------------------------------------------------------------------
                                                                                            547,500
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.7%
$  175,000   B          Packaging Corp. of America, Sr. Sub. Notes, 9.625% due
                          4/1/09....................................................    $   180,469
   175,000   B-         Stone Container Corp., Sr. Sub. Debentures, 12.250% due
                          4/1/02 (b)................................................        175,875
---------------------------------------------------------------------------------------------------
                                                                                            356,344
---------------------------------------------------------------------------------------------------
HEALTH CARE -- 4.0%
   250,000   BB+        Columbia/HCA Healthcare, Discount Notes, 6.910% due
                          6/15/05...................................................        226,563
   250,000   B-         Dade International Inc., Sr. Sub. Notes, 11.125% due
                          5/1/06....................................................        245,000
   100,000   B-         Everest Healthcare Services, Company Guaranteed, 9.750% due
                          5/1/08....................................................         93,125
                        Genesis Health Ventures, Sr. Sub. Notes:
   100,000   CCC+         9.250% due 10/1/06........................................         41,000
   125,000   CCC+         9.875% due 1/15/09........................................         51,250
   125,000   B-         Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                          6/15/09...................................................        129,375
   275,000   CCC+       Kinetic Concepts, Company Guaranteed, 9.625% due 11/1/07....        207,625
                        Tenet Healthcare Corp., Sr. Notes:
   300,000   BB+          8.000% due 1/15/05........................................        289,500
   100,000   BB+          7.625% due 6/1/08.........................................         90,250
   550,000   BB-          8.125% due 12/1/08........................................        513,563
    50,000   B-         Unilab Financial Corp., Sr. Sub. Notes, 12.750% due 10/1/09
                          (a).......................................................         52,250
---------------------------------------------------------------------------------------------------
                                                                                          1,939,501
---------------------------------------------------------------------------------------------------
HOTELS, MOTELS, INNS & CASINOS -- 1.9%
   325,000   B-         Florida Panthers Holdings, Company Guaranteed Notes, 9.875%
                          due 4/15/09...............................................        316,063
                        HMH Properties Inc.:
   300,000   BB           Sr. Notes, 8.450% due 12/1/08.............................        279,000
   350,000   BB           Sr. Sub. Notes, 7.875% due 8/1/08.........................        313,250
---------------------------------------------------------------------------------------------------
                                                                                            908,313
---------------------------------------------------------------------------------------------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 3.3%
   225,000   B-         Amphenol Corp., Sr. Sub. Notes, Callable 5/15/02, 9.875% due
                          5/15/07...................................................        230,625
   125,000   B-         Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09 (a).........        131,875
   150,000   B-         Continental Global Group, Sr. Notes, 11.000% due 4/1/07.....         79,500
   150,000   B          Euramax International PLC, Sr. Sub. Notes, 11.250% due
                          10/1/06...................................................        151,875
   100,000   B+         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09 (a)........         84,000
   100,000   B-         International Utility Structures, Sr. Sub. Notes, 10.750%
                          due 2/1/08................................................         83,500
   175,000   B-         ISG Resources Inc., Sr. Sub. Notes, 10.000% due 4/15/08.....        148,750
                        Johnstown America Industries, Company Guaranteed:
    75,000   B            11.750% due 8/15/05.......................................         76,313
    50,000   B            Series C, 11.750% due 8/15/05.............................         50,875
   150,000   B-         MMI Products Inc., Sr. Sub. Notes, 11.250% due 4/15/07......        155,625
   100,000   B-         Neenah Corp., Sr. Sub. Notes, 11.125% due 5/1/07............         93,000
   325,000   B          Wesco Distribution Inc., Company Guaranteed Notes, 9.125%
                          due 6/1/08................................................        305,500
---------------------------------------------------------------------------------------------------
                                                                                          1,591,438
---------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 2.3%
   308,000   CCC+       AMF Bowling Worldwide Inc., Sr. Sub. Discount Notes, step
                          bond to yield 13.034% due 3/15/06.........................        107,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 2.3% (CONTINUED)
                        Premier Parks Inc.:
$  150,000   B-           Sr. Discount Notes, 9.750% due 6/15/07....................    $   150,000
   825,000   B-           Sr. Notes, step bond to yield 10.089% due 4/1/08..........        561,000
   425,000   B-         Regal Cinemas Inc., Sr. Sub. Notes, 9.500% due 6/1/08.......        330,438
---------------------------------------------------------------------------------------------------
                                                                                          1,149,238
---------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.5%
    35,000   B-         Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03.....         36,225
   150,000   CCC        Clark Material Handling, Company Guaranteed Notes, 10.750%
                          due 11/15/06..............................................         48,000
   175,000   B-         Fairchild Corp., Company Guaranteed Notes, 10.750% due
                          4/15/09...................................................        149,844
   200,000   B          National Equipment Services Inc., Sr. Sub. Notes,
                        10.000% due 11/30/04........................................        201,000
   200,000   B          Nationsrent Inc., Company Guaranteed, 10.375% due
                          12/15/08..................................................        197,500
                        United Rentals Inc., Sr. Sub. Notes:
   250,000   BB-          9.250% due 1/15/09........................................        241,250
   250,000   BB-          9.000% due 4/1/09.........................................        236,250
   125,000   B          Woods Equipment Co., Company Guaranteed Notes, 12.000% due
                          7/15/09...................................................        115,000
---------------------------------------------------------------------------------------------------
                                                                                          1,225,069
---------------------------------------------------------------------------------------------------
METALS & MINING -- 0.8%
   250,000   CCC-       AEI Holdings Company Inc., Company Guaranteed Notes,
                          10.500% due 12/15/05 (a)..................................        177,500
   150,000   CC         AEI Resources Inc., Sr. Sub. Notes, 11.500% due 12/15/06
                          (a).......................................................        101,250
   125,000   BB-        Murrin Murrin Holding Property, Sr. Notes, 9.375% due
                          8/31/07...................................................        113,125
---------------------------------------------------------------------------------------------------
                                                                                            391,875
---------------------------------------------------------------------------------------------------
OIL & GAS -- 2.2%
   100,000   B          Comstock Resources Inc., Sr. Notes, 11.250% due 5/1/07
                          (a).......................................................        102,500
   200,000   CCC        Continental Resources, Notes, 10.250% due 8/1/08............        175,000
   125,000   BB-        Pogo Producing Co., Sr. Sub. Notes, 10.375% due 2/15/09.....        129,375
   275,000   BB         Pride International Inc., Sr. Notes, 9.375% due 5/1/07......        275,688
   200,000   B+         R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06............        221,500
   100,000   BB-        RBF Finance Co., Company Guaranteed Notes, 11.375% due
                          3/15/09...................................................        108,250
   125,000   B          Universal Compress. Inc., Sr. Discount Notes, 9.875% due
                          2/15/08...................................................         79,219
---------------------------------------------------------------------------------------------------
                                                                                          1,091,532
---------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.9%
   300,000   B+         Garden State Newspapers, Sr. Sub. Notes, 8.750% due
                          10/1/09...................................................        279,375
   175,000   BB-        Hollinger International Publishing Inc., Company Guaranteed
                          Notes, 9.250% due 3/15/07.................................        173,688
---------------------------------------------------------------------------------------------------
                                                                                            453,063
---------------------------------------------------------------------------------------------------
SERVICES -- 1.9%
   100,000   B          Coinmach Corp., Sr. Notes, 11.750% due 11/15/05.............        103,250
                        Crown Castle International Corp., Sr Discount Notes, step
                          bond to yield:
   425,000   B            10.396% due 5/15/11.......................................        266,688
   375,000   B            11.181% due 8/1/11........................................        236,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
SERVICES -- 1.9% (CONTINUED)
$  175,000   B          Sitel Corp., Company Guaranteed Notes, 9.250% due 3/15/06...    $   161,219
   150,000   B+         URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09...............        157,875
---------------------------------------------------------------------------------------------------
                                                                                            925,282
---------------------------------------------------------------------------------------------------
STEEL -- 0.9%
   250,000   B          Metals USA Inc., Company Guaranteed Notes, 8.625% due
                          2/15/08...................................................        233,125
   150,000   B          Republic Technology Inc., 13.750% due 7/15/09 (b)...........        105,000
   100,000   BBB        Ryerson Tull Inc., Notes, 8.500% due 7/15/01................        100,500
---------------------------------------------------------------------------------------------------
                                                                                            438,625
---------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 2.4%
   250,000   B+         Allied Holdings Inc., Company Guaranteed Notes, 8.625% due
                          10/1/07...................................................        222,500
   200,000   B+         Gearbulk Holding Ltd., Sr. Notes, 11.250% due 12/1/04.......        204,500
   100,000   B+         Holt Group, Sr. Notes, 9.750% due 1/15/06 (a)...............         67,500
   150,000   B          Railworks Corp., Sr. Sub. Notes, 11.500% due 4/15/09........        152,250
                        Stena AB, Sr. Notes:
   275,000   BB           10.500% due 12/15/05......................................        253,688
   250,000   BB           8.750% due 6/15/07........................................        208,125
   100,000   B          Stena Line AB, Sr. Notes, 10.625% due 6/1/08................         60,000
---------------------------------------------------------------------------------------------------
                                                                                          1,168,563
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 23.6%
   200,000   CCC+       American Cellular Corp., Sr. Notes, Callable 5/15/06,
                          10.500% due 5/15/08 (a)...................................        220,000
                        Call Net Enterprises Inc., Sr. Discount Notes, step bond to yield:
   175,000   B+           10.800% due 8/15/03.......................................         85,750
   375,000   B+           11.735% due 5/15/04.......................................        221,250
   375,000   B+           8.820% due 8/15/07..........................................        180,000
   200,000   B-         Centennial Cellular, Sr. Notes, 10.750% due 12/15/08........        215,500
   300,000   CCC+       Dolphin Telecom, PLC, Sr. Discount Notes, step bond to yield
                          14.000% due 5/15/09 (a)...................................        141,000
   100,000   NR         E. Spire Communications, Sr. Discount Notes, 10.789% due
                          4/1/06....................................................         50,000
   925,000   BB         Global Crossing Holdings Ltd., Sr. Notes, 9.500% due
                          11/15/09 (a)..............................................        920,375
   500,000   B          Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07....        516,250
                        Intermedia Communications, Sr. Discount Notes:
   175,000   B            8.600% due 6/1/08.........................................        161,875
   250,000   B            Step bond to yield 12.234% due 9/15/05....................        151,250
   225,000   CCC+         Step bond to yield 10.183% due 5/15/06....................        200,250
   450,000   B            Step bond to yield 10.425% due 3/1/09.....................        337,500
                        Level 3 Communications, Sr. Notes:
   525,000   B            10.500% due 12/1/08.......................................        317,625
   925,000   B            Step bond to yield 11.085% due 12/1/08....................        874,125
   725,000   B+         McLeodUSA Inc., Sr. Discount Notes, step bond to yield
                          9.608% due 3/1/07.........................................        589,063
   425,000   B-         Millicom International Cellular SA, Sr. Sub. Discount Notes,
                          step bond to yield 12.277% due 6/1/06.....................        349,563

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 23.6% (CONTINUED)
                        Nextel Communications:
$  500,000   B-           Sr. Discount Notes, 10.748% due 9/15/07...................    $   376,250
   375,000   B            Sr. Notes, 9.798% due 11/15/09 (a)........................        265,306
   600,000   B            Sr. Sub. Notes, step bond to yield 11.008% due 2/15/08....        591,000
    75,000   B          Nextel International Inc., Sr. Discount Notes, step bond to
                          yield 12.125% due 4/15/08.................................         42,750
   125,000   CCC+       Nextel Partners Inc., Sr. Discount Notes, step bond to yield
                          14.000% due 2/1/09 (a)....................................         82,500
                        Nextlink Communications, Sr. Notes:
 1,050,000   B            10.750% due 6/1/09........................................        656,250
   100,000   B            12.250% due 6/1/09........................................        103,500
   175,000   CC         Paging Network, Sr. Sub. Notes, 10.000% due 10/15/08........         55,125
                        PSInet Inc., Sr. Notes:
   350,000   B-           10.000% due 2/15/05.......................................        348,250
   100,000   B-           11.500% due 11/1/08.......................................        105,000
   125,000   B-           11.000% due 11/1/09.......................................        129,375
   700,000   BB+        Qwest Communications International Inc., Sr. Discount Notes,
                          step bond to yield 8.378% due 10/15/07....................        568,750
   275,000   BB-        Rogers Cantel Inc., Sr. Sub. Notes, 8.800% due 10/1/07......        280,500
   425,000   CCC+       Telesystem International Wireless, Sr. Discount Notes, step
                          bond to yield 12.970% due 6/30/07.........................        259,250
                        Teligent Inc.:
   175,000   CCC          Sr. Discount Notes, 11.750% due 3/1/08....................        102,813
   350,000   CCC          Sr. Notes, 11.500% due 12/1/07............................        341,250
   425,000   CCC+       Triton PCS Inc., Company Guaranteed Notes, step bond to
                          yield 13.043% due 5/1/08..................................        301,750
   200,000   CCC+       U.S. Unwired Inc., Sr. Discount Notes, step bond to yield
                          13.375% due 11/1/09 (a)...................................        119,000
   150,000   B-         US Xchange LLC, Sr. Notes, 15.000% due 7/1/08...............        127,500
   100,000   B-         Verio Inc., Sr. Notes, 11.250% due 12/1/08..................        105,500
                        Viatel Inc.:
   350,000   B-           Sr. Discount Notes, 13.236% due 4/15/08...................        220,500
   100,000   B-           Sr. Notes, 11.250% due 4/15/08 (a)........................        100,000
   100,000   B-           Sr. Notes, 11.500% due 3/15/09............................        100,250
   650,000   B-         Voicestream Wire Co., Sr. Discount Notes, step bond to yield
                          11.758% due 11/15/09 (a)..................................        393,250
   250,000   CCC        Winstar Communications Co., Sr. Sub. Notes, step bond to
                          yield 11.000% due 3/15/08.................................        255,000
---------------------------------------------------------------------------------------------------
                                                                                         11,561,995
---------------------------------------------------------------------------------------------------
UTILITIES -- 1.9%
   250,000   BB         Caithness Coso Fund Corp., Secured Notes, 9.050% due
                          12/15/09..................................................        248,125
   100,000   B          CMS Energy Corp., Sr. Notes, 7.500% due 1/15/09.............         90,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING+                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
UTILITIES -- 1.9% (CONTINUED)
$  250,000   BBB-       El Paso Electric Company, First Mortgage, 9.400% due
                          5/1/11....................................................    $   267,500
   450,000   BBB-       Niagara Mohawk Power Corp., Sr. Discount Notes, step bond to
                          yield 8.075% due 7/1/10...................................        344,250
---------------------------------------------------------------------------------------------------
                                                                                            950,250
---------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS & NOTES (Cost -- $49,349,519).........     45,505,459
---------------------------------------------------------------------------------------------------
SHARES                                            SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.5%
---------------------------------------------------------------------------------------------------
BROADCASTING - RADIO, CABLE & TV -- 0.7%
     1,000   CCC+       Benedek Communications, Payment-in-Kind, 11.500%............         87,000
       631   B-         Capstar Broadcasting, Radio, Cable & TV Partners, Sr.
                          Preferred, 12.000%........................................         72,565
       817   CCC+       Cumulus Media Inc., Fixed, 13.750%..........................         90,091
     1,000   B-         Sinclair Capital, 11.625%...................................        105,750
---------------------------------------------------------------------------------------------------
                                                                                            355,406
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.1%
        67   CCC        Pegasus Communications, Payment-in-Kind, 12.750% due
                          1/1/02....................................................         68,756
---------------------------------------------------------------------------------------------------
FOOD SERVICES -- 0.0%
     1,209   CCC        Nebco Evans Holding Co., Payment-in-Kind, 11.250% due
                          6/1/03....................................................         13,299
---------------------------------------------------------------------------------------------------
OIL & GAS -- 0.6%
     2,590   B-         R&B Falcon Corp., Payment-in-Kind, 13.875% due 5/1/04.......        273,278
---------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 0.9%
     1,500   B          Primedia Inc., 8.625%.......................................        138,000
     2,850   CCC+       Primedia Inc., 9.200%.......................................        274,313
---------------------------------------------------------------------------------------------------
                                                                                            412,313
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 0.2%
       890   CCC+       Nextel Communications, Payment-in-Kind, 10.650% due
                          9/15/07...................................................         89,223
---------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $1,310,143)..................      1,212,275
---------------------------------------------------------------------------------------------------
WARRANTS (c) -- 0.1%
---------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.0%
       300              Diva Systems, Corp., Expire 3/1/08..........................          2,400
       100              UIH Australia Pacific Inc., Expire 5/15/06..................          3,000
---------------------------------------------------------------------------------------------------
                                                                                              5,400
---------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 0.0%
       100              Sterling Chemicals Holdings Inc., Expire 8/15/06............          1,600
---------------------------------------------------------------------------------------------------
OIL & GAS -- 0.1%
       750              R&B Falcon Corp., Expire 5/1/09.............................         18,750
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                          SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- 0.0%
        50              Metronet Communications Corp., Class B Shares, Expire
                          8/15/07...................................................    $       419
---------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $20,792)............................         26,169
---------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $50,680,454).................     46,743,903
---------------------------------------------------------------------------------------------------
FACE
AMOUNT                                            SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.6%
$2,251,000              Chase Securities Inc., 2.000% due 1/3/00; Proceeds at
                          maturity -- $2,251,375; (Fully collateralized by U.S.
                          Treasury Notes, 11.625% due 11/15/02;
                          Market value -- $2,302,773) (Cost -- $2,251,000)..........      2,251,000
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%(Cost -- $52,931,454**)............    $48,994,903
---------------------------------------------------------------------------------------------------

  + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Security has been issued with attached warrants.
 (c) Non-income producing securities.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

     See page 46 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 98.8%
-------------------------------------------------------------------------------------
AEROSPACE -- 0.9%
     8,500   Northrop Grumman Corp. .....................................  $  459,531
-------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 1.2%
    28,300   Cooper Tire & Rubber Co. ...................................     440,419
    10,512   Delphi Automotive Systems Corp. ............................     165,564
-------------------------------------------------------------------------------------
                                                                              605,983
-------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.1%
     9,700   Ford Motor Co. .............................................     518,344
     7,300   General Motors Corp. .......................................     530,619
-------------------------------------------------------------------------------------
                                                                            1,048,963
-------------------------------------------------------------------------------------
CHEMICALS -- 1.0%
     8,000   PPG Industries, Inc. .......................................     500,500
-------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.7%
     6,700   Eastman Kodak Co. ..........................................     443,875
    19,750   Hasbro, Inc. ...............................................     376,484
-------------------------------------------------------------------------------------
                                                                              820,359
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.0%
    15,200   Kimberly-Clark Corp. .......................................     991,800
-------------------------------------------------------------------------------------
CONTAINERS -- 0.5%
    21,300   Pactiv Corp. (a)............................................     226,313
-------------------------------------------------------------------------------------
ELECTRIC - UTILITIES -- 4.6%
    21,100   Entergy Corp. ..............................................     543,325
     9,800   FPL Group, Inc. ............................................     419,563
    16,100   PG&E Corp. .................................................     330,050
    13,000   Public Service Enterprise Group, Inc. ......................     452,563
    22,800   Reliant Energy, Inc. .......................................     521,550
-------------------------------------------------------------------------------------
                                                                            2,267,051
-------------------------------------------------------------------------------------
ELECTRONICS -- 1.8%
     6,440   Koninklijke Philips Electric NV.............................     869,400
-------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.4%
    10,900   Bank of America Corp. ......................................     547,044
    13,980   The Bear Stearns Cos. Inc. .................................     597,645
    32,200   The CIT Group, Inc. ........................................     680,225
    12,500   First Union Corp. ..........................................     410,156
    10,600   H&R Block, Inc. ............................................     463,750
     9,200   MBIA, Inc. .................................................     485,866
     6,200   Morgan Stanley Dean Witter & Co. ...........................     885,050
    21,700   Washington Mutual, Inc. ....................................     564,200
-------------------------------------------------------------------------------------
                                                                            4,633,936
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
FOOD -- 3.2%
    21,982   Archer-Daniels-Midland Co. .................................  $  267,906
    14,900   General Mills, Inc. ........................................     532,675
    13,200   Nabisco Group Holdings Corp. ...............................     140,250
    28,400   Sara Lee Corp. .............................................     626,575
-------------------------------------------------------------------------------------
                                                                            1,567,406
-------------------------------------------------------------------------------------
HEALTH CARE -- 8.7%
    13,800   Abbott Laboratories.........................................     501,113
     9,300   Baxter International Inc. ..................................     584,156
    44,200   Beverly Enterprises, Inc. (a)...............................     193,375
    14,600   Bristol-Myers Squibb & Co. .................................     937,138
    49,500   HEALTHSOUTH Corp. (a).......................................     266,063
     6,800   Merck & Co., Inc. ..........................................     456,025
    16,200   Pharmacia & Upjohn, Inc. ...................................     729,000
    11,600   United Healthcare Corp. ....................................     616,250
-------------------------------------------------------------------------------------
                                                                            4,283,120
-------------------------------------------------------------------------------------
INSURANCE -- 8.4%
     8,100   Allmerica Financial Corp. ..................................     450,563
    20,500   Allstate Corp. .............................................     492,000
     5,900   CIGNA Corp. ................................................     475,319
    44,500   Conseco, Inc. ..............................................     795,438
     8,000   Hartford Financial Services Group, Inc. ....................     379,000
    11,600   Lincoln National Corp. .....................................     464,000
     8,200   Loews Corp. ................................................     497,638
     5,900   Marsh & McLennan Cos., Inc. ................................     564,556
-------------------------------------------------------------------------------------
                                                                            4,118,514
-------------------------------------------------------------------------------------
MACHINERY - GENERAL INDUSTRY -- 2.1%
    10,900   Deere & Co. ................................................     472,788
     9,700   Ingersoll-Rand Co. .........................................     534,106
-------------------------------------------------------------------------------------
                                                                            1,006,894
-------------------------------------------------------------------------------------
MANUFACTURING -- 6.1%
    10,400   Honeywell International, Inc. ..............................     599,950
     9,600   Johnson Controls, Inc. .....................................     546,000
    13,500   Parker-Hannifin Corp. ......................................     692,719
     7,300   Textron, Inc. ..............................................     559,819
    15,934   Tyco International Ltd. ....................................     619,434
-------------------------------------------------------------------------------------
                                                                            3,017,922
-------------------------------------------------------------------------------------
MULTIMEDIA -- 4.4%
    10,935   CBS Corp. (a)...............................................     699,157
    19,600   The News Corp. Ltd. ADR.....................................     655,375
    13,600   Viacom Inc., Class A Shares (a).............................     821,950
-------------------------------------------------------------------------------------
                                                                            2,176,482
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
OIL & GAS -- 8.3%
    15,700   Ashland Inc. ...............................................  $  517,119
     4,200   Atlantic Richfield Co. .....................................     363,300
     5,000   Chevron Corp. ..............................................     433,125
    19,900   ENSCO International Inc. ...................................     455,213
     6,800   Exxon Mobil Corp. ..........................................     547,825
    10,300   Royal Dutch Petroleum Co. ..................................     622,506
    16,200   Sunoco, Inc. ...............................................     380,700
     6,300   Texaco Inc. ................................................     342,169
    16,600   USX-Marathon Group..........................................     409,813
-------------------------------------------------------------------------------------
                                                                            4,071,770
-------------------------------------------------------------------------------------
PUBLISHING -- 0.9%
     7,600   Knight-Ridder, Inc. ........................................     452,200
-------------------------------------------------------------------------------------
RESTAURANTS -- 0.8%
    10,300   Tricon Global Restaurants, Inc. (a).........................     397,838
-------------------------------------------------------------------------------------
RETAIL -- 2.6%
     7,700   Federated Department Stores, Inc. (a).......................     389,331
    32,600   KMart Corp. (a).............................................     328,038
     8,300   Wal-Mart Stores, Inc. ......................................     573,738
-------------------------------------------------------------------------------------
                                                                            1,291,107
-------------------------------------------------------------------------------------
SERVICES -- 7.3%
     9,300   Computer Sciences Corp. (a).................................     880,013
    12,800   Electronic Data Systems Corp. ..............................     856,800
    18,100   First Data Corp. ...........................................     892,556
    16,700   Galileo International, Inc. ................................     499,956
    14,100   Unisys Corp. (a) ...........................................     450,319
-------------------------------------------------------------------------------------
                                                                            3,579,644
-------------------------------------------------------------------------------------
STEEL & IRON -- 0.4%
    49,600   LTV Corp. ..................................................     204,600
-------------------------------------------------------------------------------------
TECHNOLOGY -- 10.4%
     7,900   International Business Machines Corp. ......................     853,200
     9,000   Lexmark International Group, Inc., Class A Shares (a).......     814,500
    21,700   Novell, Inc. (a)............................................     866,644
    12,100   Seagate Technology, Inc. (a)................................     563,406
    23,600   Storage Technology Corp. (a)................................     435,125
    20,500   Sun Microsystems, Inc. (a)..................................   1,587,469
-------------------------------------------------------------------------------------
                                                                            5,120,344
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           FEDERATED STOCK PORTFOLIO

  SHARES                               SECURITY                              VALUE
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.0%
    15,300   AT&T Corp. .................................................  $  776,475
     8,100   Bell Atlantic Corp. ........................................     498,656
    13,200   BellSouth Corp. ............................................     617,925
     9,500   GTE Corp. ..................................................     670,344
    11,900   U.S. West, Inc. ............................................     856,800
-------------------------------------------------------------------------------------
                                                                            3,420,200
-------------------------------------------------------------------------------------
TOBACCO -- 1.6%
    14,900   Philip Morris Cos., Inc. ...................................     345,494
    17,800   UST Inc. ...................................................     448,338
-------------------------------------------------------------------------------------
                                                                              793,832
-------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
    11,200   Union Pacific Corp. ........................................     488,600
-------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 0.4%
    11,890   Waste Management, Inc. .....................................     204,359
-------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $45,372,910)....................  48,618,668
-------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
  $588,000   Chase Manhattan Bank, 2.000% due 1/3/00; Proceeds at
               maturity -- $588,098;   (Fully collateralized by U.S.
               Treasury Notes, 11.625% due 11/15/02;
               Market value -- $601,781) (Cost -- $588,000)..............      588,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $45,960,910*)............  $49,206,668
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
 ------------------------------------------------------------------------------------
COMMON STOCK -- 99.9%
-------------------------------------------------------------------------------------
AUTOS & TRANSPORTATION -- 3.3%
 8,123    Airborne Freight Corp. .....................................    $   178,706
 2,704    Alaska Air Group Inc. (a)...................................         94,978
 3,378    Arvin Industries, Inc. .....................................         95,851
 2,434    Borg-Warner Automotive, Inc. ...............................         98,577
 5,913    Clayton Homes Inc. .........................................         54,325
 3,989    CNF Transportation, Inc. ...................................        137,620
 3,298    Federal-Mogul Corp. ........................................         66,372
 4,838    GATX Corp. .................................................        163,282
 1,100    International Speedway Corp., Class A Shares................         55,413
 5,425    Lear Corp. (a)..............................................        173,600
 4,400    Mark IV Industries Inc. ....................................         77,825
 6,750    Meritor Automotive Inc. ....................................        130,780
 4,319    Trinity Industries, Inc. ...................................        122,821
-------------------------------------------------------------------------------------
                                                                            1,450,150
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.8%
 6,494    Abercrombie & Fitch Co., Class A Shares (a).................        173,308
 5,020    ACNielsen Corp. (a).........................................        123,617
 2,600    American Eagle Outfitters, Inc. (a).........................        117,000
 3,439    Apollo Group, Inc., Class A Shares (a)......................         68,994
 2,839    Barnes & Noble Inc. (a).....................................         58,554
 2,413    Bed Bath & Beyond Inc. (a)..................................         83,851
 5,925    BJ's Wholesale Club, Inc. (a)...............................        216,262
 6,314    Brinker International Inc. (a)..............................        151,536
10,430    Callaway Golf Co. ..........................................        184,480
   288    Central Newspapers, Inc., Class A Shares....................         11,340
 4,840    Cintas Corp. ...............................................        257,125
 4,396    Dial Corp. .................................................        106,877
 2,314    Dollar Tree Stores Inc. (a).................................        112,084
13,608    Family Dollar Stores, Inc. .................................        221,980
 4,710    Furniture Brands International, Inc. (a)....................        103,620
 6,705    Harley Davidson Inc. .......................................        429,539
 1,283    Hillenbrand Industries, Inc. ...............................         40,655
 3,865    Houghton Mifflin Co.........................................        163,054
 6,490    Jones Apparel Group, Inc. (a)...............................        176,041
 3,733    Leggett & Platt, Inc. ......................................         80,026
 9,200    Mandalay Resort Group (a)...................................        185,150
 2,700    Media General Inc., Class A Shares..........................        140,400
 9,920    Modis Professional Services Inc. (a)........................        141,360
 9,095    OfficeMax Inc. (a)..........................................         50,022
 5,400    Outback Steakhouse, Inc. (a)................................        140,062
12,085    Park Place Entertainment Corp. (a)..........................        151,062
 1,400    Pixar Inc. (a)..............................................         49,525
 4,260    Readers Digest Association Inc., Class A Shares.............        124,605
 7,561    Reynolds & Reynolds Co., Class A Shares.....................        170,122
 6,985    Robert Half International, Inc. (a).........................        199,509
 8,651    Ross Stores, Inc............................................        155,177

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.8% (CONTINUED)
10,721    Saks, Inc. (a)..............................................    $   166,845
 6,232    Shaw Industries Inc.........................................         96,206
 4,505    Snyder Communications, Inc. (a).............................         86,721
 4,290    Sotheby's Holdings Inc., Class A Shares.....................        128,700
 6,926    Starbucks Corp. (a).........................................        167,955
 4,541    Tiffany & Co. ..............................................        405,284
 8,633    U.S. Foodservice (a)........................................        144,602
 4,975    Univision Communications, Inc., Class A Shares (a)..........        508,382
   530    Washington Post Co., Class B Shares.........................        294,613
 4,505    Westpoint Stevens Inc.......................................         78,838
 2,700    Williams-Sonoma, Inc. (a)...................................        124,200
-------------------------------------------------------------------------------------
                                                                            6,589,283
-------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.0%
 2,830    Dean Foods Co...............................................        112,492
 4,234    Flowers Industries Inc......................................         67,479
 2,663    Hannaford Brothers Co.......................................        184,579
 4,890    Hormel Foods Corp...........................................        198,656
 7,439    IBP, Inc. ..................................................        133,902
 4,355    McCormick & Co., Non-voting Shares..........................        129,561
 4,770    R.J. Reynolds Tobacco Holdings, Inc.........................         84,071
 4,360    Suiza Foods Corp. (a).......................................        172,765
12,832    Tyson Foods Inc., Class A Shares............................        208,520
 1,357    Universal Corp..............................................         30,956
-------------------------------------------------------------------------------------
                                                                            1,322,981
-------------------------------------------------------------------------------------
FINANCE -- 10.9%
 5,277    A.G. Edwards, Inc...........................................        169,193
 4,375    Allmerica Financial Corp....................................        243,359
 3,926    Ambac Financial Group, Inc..................................        204,888
 4,336    American Financial Group, Inc...............................        114,362
 3,551    AmSouth Bancorp.............................................         68,578
 4,488    Associated Banc-Corp........................................        153,714
 8,816    Charter One Financial, Inc. ................................        168,606
 2,900    Checkfree Holdings Corp. (a)................................        303,050
 2,220    City National Corp..........................................         73,121
 5,030    Compass Bancshares Inc......................................        112,231
 1,721    Countrywide Credit Industries, Inc..........................         43,455
 4,428    Dime Bancorp, Inc...........................................         66,973
 3,440    The FINOVA Group Inc. ......................................        122,120
10,498    First Security Corp.........................................        268,027
 5,501    First Tennessee National Corp...............................        156,778
 1,878    First Virginia Banks, Inc...................................         80,754
 5,283    Greenpoint Financial Corp...................................        125,801
 1,422    Hartford Life, Inc., Class A Shares.........................         62,568
 7,277    Hibernia Corp., Class A Shares..............................         77,318
 5,548    Marshall & Ilsley Corp......................................        348,483
 6,020    Mercantile Bankshares Corp..................................        192,263

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
FINANCE -- 10.9% (CONTINUED)
10,222    North Fork Bancorporation, Inc. ............................    $   178,885
 2,254    Old Kent Financial Corp. ...................................         79,735
 5,531    Old Republic International Corp. ...........................         75,359
 8,055    Pacific Century Financial Corp. ............................        150,527
 4,396    The PMI Group Inc. .........................................        214,579
 4,290    Protective Life Corp. ......................................        136,475
 5,050    Provident Financial Group, Inc. ............................        181,168
 4,422    Reliastar Financial Corp. ..................................        173,287
 9,627    Sovereign Bancorp., Inc. ...................................         71,751
 4,342    T. Rowe Price Associates, Inc. .............................        160,382
 1,213    Wilmington Trust Corp. .....................................         58,527
 3,595    Zions Bancorporation........................................        212,779
-------------------------------------------------------------------------------------
                                                                            4,849,096
-------------------------------------------------------------------------------------
HEALTH CARE -- 11.0%
 4,100    Beckman Coulter Inc. .......................................        208,587
11,600    Bergen Brunswig Corp., Class A Shares.......................         96,425
 7,789    Biogen, Inc. (a)............................................        658,170
 8,852    Chiron Corp. (a)............................................        375,103
 2,000    Express Scripts Inc., Class A Shares (a)....................        128,000
 4,710    Forest Laboratories Inc., Class A Shares (a)................        289,370
 4,442    Genzyme Corp. -- General Division (a).......................        199,890
 1,990    Gilead Sciences Inc. (a)....................................        107,708
10,430    Health Management Associates, Inc. (a) .....................        139,501
 3,700    ICN Pharmaceuticals Inc. ...................................         93,656
 7,090    Ivax Corp. (a)..............................................        182,568
 5,469    Lincare Holdings, Inc. (a)..................................        189,705
 3,475    MedImmune, Inc. (a).........................................        576,415
 1,470    Millennium Pharmaceuticals Inc. (a).........................        179,340
 1,350    MiniMed Inc. (a)............................................         98,888
 4,784    Mylan Laboratories Inc. ....................................        120,497
 3,735    Oxford Health Plans, Inc. (a)...............................         47,387
 2,094    Pacificare Health System Inc. (a)...........................        110,982
 1,283    Sepracor Inc. (a)...........................................        127,257
 4,221    Stryker Corp. ..............................................        293,887
 4,900    Sybron International Corp. (a)..............................        120,969
 4,710    Trigon Healthcare, Inc. (a).................................        138,945
 1,380    Ventiv Health Inc. (a)......................................         12,678
 4,605    VISX, Inc. (a)..............................................        238,308
 2,810    Waters Corp. (a)............................................        148,930
-------------------------------------------------------------------------------------
                                                                            4,883,166
-------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 5.4%
 8,063    Albemarle Corp. ............................................        154,708
 2,220    Bowater Inc. ...............................................        120,573
 1,600    Briggs & Stratton Corp. ....................................         85,800
 7,840    CK Witco Corp. .............................................        104,860
 6,844    Consolidated Papers, Inc. ..................................        217,724

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 5.4% (CONTINUED)
 1,400    Georgia Gulf Corp. .........................................    $    42,613
 6,815    Georgia-Pacific Corp. ......................................        167,819
 6,435    IMC Global Inc. ............................................        105,373
 5,280    Lubrizol Corp. .............................................        163,020
 5,637    Lyondell Chemical Co........................................         71,871
 1,645    Minerals Technologies Inc. .................................         65,902
 4,800    Nova Corp. (a)..............................................        151,500
 2,505    Novellus Systems Inc. (a)...................................        306,940
 3,700    Pall Corp. .................................................         79,781
 7,482    Ryerson Tull, Inc. .........................................        145,431
11,291    Solutia, Inc. ..............................................        174,304
 3,852    Sonoco Products Co..........................................         87,633
 3,460    Southdown, Inc. ............................................        178,622
-------------------------------------------------------------------------------------
                                                                            2,424,474
-------------------------------------------------------------------------------------
OTHER ENERGY -- 4.9%
 3,265    BJ Services Co. (a).........................................        136,517
 3,200    Cabot Corp. ................................................         65,200
 4,985    Calpine Corp. (a) ..........................................        319,040
 3,515    Devon Energy Corp. .........................................        115,556
 6,741    Ensco International, Inc. ..................................        154,200
 7,922    Global Marine, Inc. (a).....................................        131,703
 3,920    Ipalco Enterprises Inc. ....................................         66,885
 2,035    Murphy Oil Corp. ...........................................        116,758
 2,700    Noble Affiliates Inc. ......................................         57,881
 6,112    Noble Drilling Corp. (a)....................................        200,168
 7,630    Ocean Energy Inc. (a).......................................         59,133
 7,347    OGE Energy Corp. ...........................................        139,593
 5,225    Pioneer Natural Resources Co. (a)...........................         46,698
 2,582    Tidewater, Inc. ............................................         92,952
 2,902    Tosco Corp. ................................................         78,898
 2,100    UCAR International Inc. (a) ................................         37,406
 6,293    Ultramar Diamond Shamrock Corp. ............................        142,772
 3,653    Varco International, Inc. (a)...............................         37,214
 4,835    Weatherford International, Inc. (a).........................        193,097
-------------------------------------------------------------------------------------
                                                                            2,191,671
-------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.1%
12,309    American Power Conversion Corp. (a).........................        324,649
 5,270    American Standard Co. (a)...................................        241,761
 4,070    Cordant Technologies, Inc. .................................        134,310
 4,920    Herman Miller Inc. .........................................        113,160
 3,570    Litton Industries, Inc. (a).................................        178,053
 5,500    Manpower Inc. ..............................................        206,937
 2,830    Martin Marietta Materials, Inc. ............................        116,030
 1,605    Molex Inc. .................................................         90,983
 2,400    Olin Corp...................................................         47,550
 3,700    P.H. Glatfelter Co..........................................         53,881

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.1% (CONTINUED)
 3,378    Pentair, Inc. ..............................................    $   130,053
 1,415    SPX Corp. (a)...............................................        114,349
 1,800    Symantec Corp. (a)..........................................        105,525
 2,996    Tecumseh Products Co., Class A Shares.......................        141,373
 3,378    Teleflex Inc. ..............................................        105,773
 2,190    USG Corp....................................................        103,203
 2,450    York International Corp.....................................         67,221
-------------------------------------------------------------------------------------
                                                                            2,274,811
-------------------------------------------------------------------------------------
TECHNOLOGY -- 29.4%
 2,800    Adtran Inc. (a).............................................        144,025
 8,460    Altera Corp. (a)............................................        419,298
 1,114    Analog Devices, Inc. (a)....................................        103,602
 6,085    Arrow Electronics, Inc. (a).................................        154,406
12,410    Atmel Corp. (a).............................................        366,870
 2,000    Avnet Inc. .................................................        121,000
 9,366    Cadence Design Systems, Inc. (a)............................        224,784
 1,200    CDW Computer Centers, Inc. (a)..............................         94,350
 1,035    Circle.com (a)..............................................         12,743
 8,600    Cirrus Logic Inc. (a).......................................        114,487
 6,507    Comdisco, Inc. .............................................        242,385
 2,450    Compuware Corp. (a).........................................         91,262
   941    Comverse Technology, Inc. (a)...............................        136,209
 7,883    Concord EFS, Inc. (a).......................................        202,987
 7,205    Convergys Corp. (a).........................................        221,553
 8,080    Cypress Semiconductors Corp. (a)............................        261,590
 4,160    DST Systems Inc. (a)........................................        317,460
 9,416    E*TRADE Group, Inc. (a).....................................        245,993
 3,555    Electronics Arts Inc. (a)...................................        298,620
 3,445    Fiserv, Inc. (a)............................................        131,986
21,300    Informix Corp. (a)..........................................        242,288
10,552    Intuit, Inc. (a)............................................        632,460
 3,620    Jabil Circuit Inc. (a)......................................        264,260
 2,000    JD Edwards Co. .............................................         59,750
 4,338    Legato Systems, Inc. (a)....................................        298,509
   728    Lexmark International Group, Inc., Class A Shares (a).......         65,884
 5,944    Linear Technology Corp......................................        425,367
12,896    Maxim Integrated Products, Inc. (a).........................        608,530
 2,330    Microchip Technology Inc. (a)...............................        159,459
 5,748    NCR Corp. (a)...............................................        217,705
 4,375    Networks Associates Inc. (a)................................        116,757
 2,290    Qlogic Corp. (a)............................................        366,118
   676    QUALCOMM, Inc. (a) .........................................        119,145
 8,567    Quantum Corp. (a)...........................................        129,575
 5,766    Rational Software Corp. (a).................................        283,254
   555    Safeguard Scientifics, Inc. (a).............................         89,944
 3,595    Sanmina Corp. (a)...........................................        359,050
 4,180    SCI Systems Inc. (a)........................................        343,543

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------
TECHNOLOGY -- 29.4% (CONTINUED)
10,275    Siebel Systems Inc. (a).....................................    $   863,100
 2,600    Sterling Commerce, Inc. (a).................................         88,562
 4,375    Storage Technology Corp. (a)................................         80,664
 5,161    SunGard Data Systems Inc. (a)...............................        122,573
 5,049    Symbol Technologies, Inc....................................        320,927
 2,453    Synopsys, Inc. (a)..........................................        163,737
 2,285    Tech Data Corp. (a).........................................         61,980
12,670    Veritas Software Corp. (a)..................................      1,813,474
 5,410    Viad Corp...................................................        150,803
 7,235    Vishay Intertechnology Inc. (a).............................        228,806
 8,025    Vitesse Semiconductors Corp. (a)............................        420,810
 1,818    Xilinx Inc. (a).............................................         82,662
-------------------------------------------------------------------------------------
                                                                           13,085,306
-------------------------------------------------------------------------------------
TELECOMMUNICATION -- 4.8%
 7,510    Belo Corp. -- Series A......................................        143,159
11,260    Broadwig Inc................................................        415,212
 2,574    CenturyTel, Inc.............................................        121,943
 1,600    Chris Craft Industries Inc. (a).............................        115,400
 1,773    Cox Communications Inc., Class A Shares (a).................         91,309
 2,285    Hispanic Broadcasting Corp. (a).............................        210,720
 4,215    Imation Corp. (a)...........................................        141,465
 7,580    Integrated Device Technology Inc. (a).......................        219,820
 4,465    Navigant Consulting Co. (a).................................         48,557
 2,316    Qwest Communications International Inc. (a).................         99,588
 2,785    Telephone and Data Systems Inc..............................        350,910
 2,395    Westwood One Inc. (a).......................................        182,020
-------------------------------------------------------------------------------------
                                                                            2,140,103
-------------------------------------------------------------------------------------
UTILITIES -- 7.3%
 3,515    Allegheny Energy Inc........................................         94,685
 5,300    Alliant Energy Co...........................................        145,750
 2,926    Constellation Energy Group..................................         84,854
 9,135    DPL Inc.....................................................        158,149
 8,025    Energy East Corp............................................        167,020
 1,400    Hanover Compressor Co. (a)..................................         52,850
 8,809    Keyspan Energy Corp.........................................        204,258
 2,926    MCN Energy Group, Inc.......................................         69,492
 4,039    MidAmerican Energy Holdings Co..............................        136,063
 7,920    Minnesota Power Inc.........................................        134,145
 7,136    The Montana Power Co........................................        257,342
 6,635    Nabor Industries Inc. (a)...................................        205,270
 4,051    National Fuel Gas Co........................................        188,371
 1,884    New England Electric System.................................         97,497
 5,642    Nisource, Inc...............................................        100,850
 4,994    Northeast Utilities.........................................        102,689
 2,631    Pinnacle West Capital Corp..................................         80,409
 3,985    Potomac Electric Power Co...................................         91,406

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      DISCIPLINED MID CAP STOCK PORTFOLIO

SHARES                              SECURITY                                 VALUE
 ------------------------------------------------------------------------------------
UTILITIES -- 7.3% (CONTINUED)
 8,110    Public Service Co. of New Mexico............................    $   131,787
 8,600    Santa Fe Snyder Corp. (a)...................................         68,800
 7,089    SCANA Corp..................................................        190,517
 2,285    Smith International Inc. (a)................................        113,535
10,244    TECO Energy, Inc............................................        190,154
 1,035    WinStar Communications, Inc. (a)............................         77,495
 6,357    Wisconsin Energy Corp.......................................        122,372
-------------------------------------------------------------------------------------
                                                                            3,265,760
-------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $39,943,107)....................     44,476,801
-------------------------------------------------------------------------------------

 FACE
AMOUNT                               SECURITY                               VALUE
 -----------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.1%
$50,000    U.S. Treasury Bill, 5.200% due 3/16/00 (Cost -- $49,452)....       49,452
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $39,992,559*)............  $44,526,253
------------------------------------------------------------------------------------

 (a) Non-income producing security.
  *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by
                    Standard & Poor's. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than bonds in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than in higher
                    rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While
                    such bonds will likely have some quality and protective
                    characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D              --   Bonds rated "D" are in default, and payment of interest
                    and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                    and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of such issues.
Aa             --   Bonds rated "Aa" are judged to be of high quality by all
                    standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                    protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                    appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate but elements may be present which
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered as medium grade
                    obligations, i.e., they are neither highly protected nor
                    poorly secured. Interest payments and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. Such bonds lack
                    outstanding investment characteristics and in fact have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate, and therefore not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                             TRAVELERS        LAZARD           MFS         FEDERATED                  DISCIPLINED
                                              QUALITY      INTERNATIONAL     EMERGING        HIGH        FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH         YIELD         STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost....................  $57,708,742    $ 92,201,316    $229,354,870   $50,680,454   $45,372,910   $39,992,559
  Repurchase agreements, at cost..........    1,623,000       7,100,000              --     2,251,000       588,000            --
  Foreign currency, at cost...............           --         278,746              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...................  $56,713,744    $110,023,991    $414,980,669   $46,743,903   $48,618,668   $44,526,253
  Repurchase agreements, at value.........    1,623,000       7,100,000              --     2,251,000       588,000            --
  Cash....................................       22,877         114,061          44,290           897           740            --
  Foreign currency, at value..............           --         278,812              --            --            --            --
  Collateral for securities on loan
    (Note 9)..............................           --       3,113,253              --            --            --            --
  Dividends and interest receivable.......      968,651         113,394          40,560       859,853        65,659        22,736
  Receivable for Fund shares sold.........       57,060       1,058,760         564,533        16,217            --       257,257
  Receivable for securities sold..........           --              --         122,938            --       446,435       393,800
  Receivable from affiliate...............           --              --              --            --            --        15,257
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS............................   59,385,332     121,802,271     415,752,990    49,871,870    49,719,502    45,215,303
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable........       16,272          79,987         219,780        27,485        25,564        25,196
  Administration fees payable.............        3,267           5,817          21,961         2,536         2,454         2,168
  Payable for Fund shares purchased.......        2,348              --              --            --        56,762            --
  Payable for securities purchased........           --              --       2,517,825            --            --        86,161
  Payable to bank.........................           --              --              --            --            --        20,242
  Payable for securities on loan
    (Note 9)..............................           --       3,113,253              --            --            --            --
  Payable for open forward foreign
    currency contracts (Note 7)...........           --              --           1,310            --            --            --
  Accrued expenses........................       25,062          46,386          38,538        26,284        22,529        13,779
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................       46,949       3,245,443       2,799,414        56,305       107,309       147,546
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $59,338,383    $118,556,828    $412,953,576   $49,815,565   $49,612,193   $45,067,757
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.........................  $58,618,583    $ 95,724,291    $203,585,534   $49,670,961   $44,043,090   $37,721,630
  Undistributed net investment income.....    2,975,583       1,092,663           1,310     4,325,509       499,270        86,307
  Accumulated net realized gain (loss) on
    security transactions, futures
    contracts and foreign currencies......   (1,260,682)      3,920,492      23,740,219      (244,354)    1,824,075     2,726,126
  Net unrealized appreciation
    (depreciation) of investments and
    foreign currencies....................     (995,101)     17,819,382     185,626,513    (3,936,551)    3,245,758     4,533,694
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $59,338,383    $118,556,828    $412,953,576   $49,815,565   $49,612,193   $45,067,757
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................    5,484,185       7,577,577      13,847,808     4,355,250     3,036,173     2,886,883
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE................       $10.82          $15.65          $29.82        $11.44        $16.34        $15.61
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                               TRAVELERS       LAZARD           MFS         FEDERATED                 DISCIPLINED
                                                QUALITY     INTERNATIONAL     EMERGING        HIGH       FEDERATED      MID CAP
                                                 BOND           STOCK          GROWTH         YIELD        STOCK         STOCK
                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................  $ 3,250,813    $   279,854    $  1,031,264   $ 4,624,081   $   79,385   $   75,543
  Dividends.................................        2,244      1,802,000         333,025       118,607      783,294      299,926
  Less: Foreign withholding tax.............         (336)      (205,148)         (8,117)           --      (10,579)          --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................    3,252,721      1,876,706       1,356,172     4,742,688      852,100      375,469
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........      163,879        668,699       1,737,243       308,514      272,014      212,394
  Administration fees (Note 2)..............       30,414         48,633         138,979        28,478       26,113       18,204
  Audit and legal...........................       26,000         25,415          29,500        26,000       25,277       26,000
  Pricing service fees......................       22,000          8,127             400         2,700           --          250
  Shareholder and system servicing fees.....       13,000         13,000          13,000        13,000       12,754       13,000
  Shareholder communications................       10,000         13,237          38,000         9,000        8,836        4,000
  Custody...................................        5,200         78,040          59,000         5,200        4,860       22,994
  Trustees' fees............................        4,000          3,934           4,000         4,000        3,934        4,000
  Registration fees.........................          700          1,301           2,070           240          367          640
  Other.....................................        1,100          2,613           4,910         1,100        1,034        1,100
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................      276,293        862,999       2,027,102       398,232      355,189      302,582
  Less: Expense reimbursement (Note 2)......           --             --              --            --           --      (13,500)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................      276,293        862,999       2,027,102       398,232      355,189      289,082
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................    2,976,428      1,013,707        (670,930)    4,344,456      496,911       86,387
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
     short-term securities).................   (1,260,682)     4,776,298      26,455,677      (262,944)   1,828,158    2,531,836
    Foreign currency transactions...........         (845)      (390,643)            106            --           --           --
    Futures contracts.......................           --             --              --            --           --      320,970
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................   (1,261,527)     4,385,655      26,455,783      (262,944)   1,828,158    2,852,806
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments
  and Foreign Currencies:
    Beginning of year.......................      123,381      3,756,578      43,126,733    (1,119,433)   3,742,899    1,987,289
    End of year.............................     (995,101)    17,819,382     185,626,513    (3,936,551)   3,245,758    4,533,694
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)..........................   (1,118,482)    14,062,804     142,499,780    (2,817,118)    (497,141)   2,546,405
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES..........   (2,380,009)    18,448,459     168,955,563    (3,080,062)   1,331,017    5,399,211
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......  $   596,419    $19,462,166    $168,284,633   $ 1,264,394   $1,827,928   $5,485,598
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                         TRAVELERS        LAZARD            MFS          FEDERATED                    DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED       MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK          STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........  $ 2,976,428    $  1,013,707     $   (670,930)   $ 4,344,456    $   496,911    $    86,387
  Net realized gain (loss)............   (1,261,527)      4,385,655       26,455,783       (262,944)     1,828,158      2,852,806
  Change in net unrealized
     appreciation (depreciation)......   (1,118,482)     14,062,804      142,499,780     (2,817,118)      (497,141)     2,546,405
----------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS.......................      596,419      19,462,166      168,284,633      1,264,394      1,827,928      5,485,598
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............         (854)       (165,144)              --           (196)            --        (51,234)
  Net realized gains..................     (264,169)         (9,665)              --        (59,218)      (422,750)    (1,191,452)
----------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS....     (265,023)       (174,809)              --        (59,414)      (422,750)    (1,242,686)
----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares....   29,891,910     197,628,753       79,979,145     14,870,243     14,331,819     21,999,045
  Net asset value of shares issued for
     reinvestment of dividends........      265,023         174,809               --         59,414        422,750      1,242,686
  Cost of shares reacquired...........   (6,657,341)   (151,542,392)      (5,369,326)    (7,307,816)    (1,967,681)    (1,876,706)
----------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS...............   23,499,592      46,261,170       74,609,819      7,621,841     12,786,888     21,365,025
----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS................   23,830,988      65,548,527      242,894,452      8,826,821     14,192,066     25,607,937
NET ASSETS:
  Beginning of year...................   35,507,395      53,008,301      170,059,124     40,988,744     35,420,127     19,459,820
----------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*........................  $59,338,383    $118,556,828     $412,953,576    $49,815,565    $49,612,193    $45,067,757
----------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
  investment income of:                  $2,975,583      $1,092,663           $1,310     $4,325,509       $499,270        $86,307
----------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------

                                             TRAVELERS        LAZARD           MFS                                    DISCIPLINED
                                              QUALITY      INTERNATIONAL     EMERGING      FEDERATED     FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH      HIGH YIELD       STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)............  $ 1,170,333    $    234,373    $   (529,699)  $ 2,463,131   $   284,606   $    51,517
  Net realized gain (loss)................      505,011         188,777      (1,225,490)      196,895     1,324,694     1,087,428
  Change in net unrealized appreciation
     (depreciation).......................       60,551       3,143,385      37,341,898    (1,637,517)    2,382,644     1,433,700
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS...........................    1,735,895       3,566,535      35,586,709     1,022,509     3,991,944     2,572,645
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................   (1,166,254)       (172,299)             --    (2,424,991)     (283,680)           --
  Net realized gains......................     (301,730)       (430,710)             --      (203,459)   (1,053,266)     (169,722)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS........   (1,467,984)       (603,009)             --    (2,628,450)   (1,336,946)     (169,722)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares........   25,413,325      56,682,700      74,091,479    29,338,305    23,019,020    11,121,611
  Net asset value of shares issued for
     reinvestment of dividends............    1,467,984         603,009              --     2,628,450     1,336,946       169,722
  Cost of shares reacquired...............   (1,109,975)    (21,469,988)     (9,966,117)   (3,421,555)   (3,690,826)     (403,490)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.........................   25,771,334      35,815,721      64,125,362    28,545,200    20,665,140    10,887,843
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS....................   26,039,245      38,779,247      99,712,071    26,939,259    23,320,138    13,290,766
NET ASSETS:
  Beginning of year.......................    9,468,150      14,229,054      70,347,053    14,049,485    12,099,989     6,169,054
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*............................  $35,507,395    $ 53,008,301    $170,059,124   $40,988,744   $35,420,127   $19,459,820
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
     income of:                                    $854            $475              --            --        $2,365       $51,154
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Trust's transfer agent and PFPC Global Fund Services ("PFPC") became the Trust's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, each fund, TQB, LIS, MEG, FHY, FSP and DMCS, paid transfer agent fees of $1,250 to Private Trust.

     For the year ended December 31, 1999, Travelers Insurance reimbursed expenses in the amount of $13,500 for DMCS.

     One Trustee and all officers of the Trust are employees of Citigroup, or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1999, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $186,913,919   $158,262,909
Lazard International Stock Portfolio........................    66,492,278     26,813,715
MFS Emerging Growth Portfolio...............................   429,620,053    367,672,089
Federated High Yield Portfolio..............................    21,938,828     10,408,786
Federated Stock Portfolio...................................    22,227,914      9,484,580
Disciplined Mid Cap Stock Portfolio.........................    43,159,934     20,618,067
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $    66,179    $(1,061,177)    $  (994,998)
Lazard International Stock Portfolio........................   22,753,917     (4,931,242)     17,822,675
MFS Emerging Growth Portfolio...............................  187,034,064     (1,408,265)    185,625,799
Federated High Yield Portfolio..............................      512,315     (4,448,866)     (3,936,551)
Federated Stock Portfolio...................................    8,648,289     (5,402,531)      3,245,758
Disciplined Mid Cap Stock Portfolio.........................    8,342,911     (3,809,217)      4,533,694
----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The LIS, MEG and DMCS Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and DMCS Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Portfolios had no open purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     When Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1999, the Portfolios did not write any call or put options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS may enter into forward foreign currency contracts.

     At December 31, 1999, MFS had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                     LOCAL          MARKET     SETTLEMENT    UNREALIZED
                FOREIGN CURRENCY                    CURRENCY        VALUE         DATE          LOSS
-------------------------------------------------------------------------------------------------------
TO BUY:
Japanese Yen.....................................  61,342,050      $598,800      1/5/00       $ (1,152)
Japanese Yen.....................................  25,955,067       253,408      1/6/00           (158)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward Foreign Currency
  Contracts......................................                                             $ (1,310)
-------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     At December 31, 1999, LIS loaned common stocks having a value of approximately $2,853,990 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Australia New Zealand Bank, 8.500% due 1/4/00.............  $  153,351
  Bank of Ireland, 9.000% due 1/4/00........................     153,351
  Banque Bruxelle Lambert, 7.500% due 1/4/00................     153,351
  Banque Paribas, 7.000% due 1/4/00.........................      95,844
  Barclays Nassau, 5.000% due 1/3/00........................     140,571
  Credit Suisse, G.C., 5.000% due 1/3/00....................     140,571
  Fortis Bank, 9.000% due 1/4/00............................     153,350
  Halifax PLC, 8.500% due 1/4/00............................     143,766
  Natwest Bank, N.A., Nassau, 4.500% due 1/3/00.............     140,571
  Sun Trust Bank, Atlanta, 4.500% due 1/3/00................     140,571
REPURCHASE AGREEMENTS:
  Bear Stearns, 4.530% due 1/3/00...........................     575,064
  CS First Boston, 3.750% due 1/3/00........................     547,828
  Merrill Lynch Securities/MLPFS, 4.630% due 1/3/00.........     575,064
------------------------------------------------------------------------
Total.......................................................  $3,113,253
------------------------------------------------------------------------

     Income earned by LIS from securities loaned for the year ended December 31, 1999 was $17,972.

   10.  CAPITAL LOSS CARRYFORWARDS

   At December 31, 1999, Travelers Quality Bond Portfolio and Federated High Yield Portfolio had, for Federal income tax purposes, approximately $1,103,000 and $182,000, respectively, of capital loss carryforward, expiring in December 31, 2007, available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed.

   11.  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                YEAR ENDED             YEAR ENDED
                                                             DECEMBER 31, 1999      DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold..............................................         2,774,520             2,353,028
Shares issued on reinvestment............................            24,905               136,485
Shares reacquired........................................          (616,330)             (102,056)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................         2,183,095             2,387,457
-----------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold..............................................        13,982,539             4,545,655
Shares issued on reinvestment............................            12,930                46,711
Shares reacquired........................................       (10,531,940)           (1,708,356)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................         3,463,529             2,884,010
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                YEAR ENDED             YEAR ENDED
                                                             DECEMBER 31, 1999      DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold..............................................         4,058,111             5,189,246
Shares issued on reinvestment............................                --                    --
Shares reacquired........................................          (291,389)             (709,159)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................         3,766,722             4,480,087
-----------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold..............................................         1,297,954             2,511,163
Shares issued on reinvestment............................             5,180               236,428
Shares reacquired........................................          (637,578)             (296,346)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................           665,556             2,451,245
-----------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold..............................................           870,702             1,542,339
Shares issued on reinvestment............................            24,737                85,478
Shares reacquired........................................          (121,595)             (240,375)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................           773,844             1,387,442
-----------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold..............................................         1,570,920               883,471
Shares issued on reinvestment............................            89,337                12,780
Shares reacquired........................................          (130,320)              (34,061)
-----------------------------------------------------------------------------------------------------
Net Increase.............................................         1,529,937               862,190
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

           TRAVELERS QUALITY BOND PORTFOLIO             1999(1)       1998         1997        1996(2)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................   $10.76       $10.36      $10.10       $10.00
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)............................     0.64         0.37        0.43         0.19
  Net realized and unrealized gain (loss).............    (0.51)        0.51        0.29         0.16
------------------------------------------------------------------------------------------------------
Total Income From Operations..........................     0.13         0.88        0.72         0.35
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............................    (0.00)*      (0.37)      (0.43)       (0.19)
  Net realized gains..................................    (0.07)       (0.11)      (0.03)       (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions...................................    (0.07)       (0.48)      (0.46)       (0.25)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................   $10.82       $10.76      $10.36       $10.10
------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................     1.09%        8.49%       7.14%        3.56%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................  $59,338      $35,507      $9,468       $5,273
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)......................................     0.54%        0.63%       0.75%        0.75%+
  Net investment income...............................     5.86         5.51        5.80         5.62+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................      357%         364%        295%          35%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.13%
1996                          0.03                                1.76+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

           LAZARD INTERNATIONAL STOCK PORTFOLIO              1999(1)     1998(1)     1997      1996(2)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.........................    $12.88     $11.57     $10.78    $10.00
------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3).................................      0.17       0.10       0.05      0.02
  Net realized and unrealized gain.........................      2.63       1.37       0.87      0.76
------------------------------------------------------------------------------------------------------
Total Income From Operations...............................      2.80       1.47       0.92      0.78
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................................     (0.03)     (0.04)     (0.09)       --
  Net realized gains.......................................     (0.00)*    (0.12)     (0.04)       --
------------------------------------------------------------------------------------------------------
Total Distributions........................................     (0.03)     (0.16)     (0.13)       --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...............................    $15.65     $12.88     $11.57    $10.78
------------------------------------------------------------------------------------------------------
TOTAL RETURN...............................................     21.78%     12.59%      8.50%     7.80%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)............................  $118,557    $53,008    $14,229    $4,322
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)...........................................      1.06%      1.25%      1.25%     1.25%+
  Net investment income....................................      1.25       0.78       0.66      0.42+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE....................................        35%        44%        22%        9%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.76%
1996                          0.07                                2.87+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

              MFS EMERGING GROWTH PORTFOLIO                1999(1)     1998(1)      1997      1996(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......................    $16.87      $12.56     $10.55     $10.00
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(3)........................     (0.06)      (0.07)     (0.03)      0.03
  Net realized and unrealized gain.......................     13.01        4.38       2.26       0.57
-----------------------------------------------------------------------------------------------------
Total Income From Operations.............................     12.95        4.31       2.23       0.60
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................        --          --         --      (0.03)
  Net realized gains.....................................        --          --      (0.21)     (0.01)
  Capital................................................        --          --      (0.01)     (0.01)
-----------------------------------------------------------------------------------------------------
Total Distributions......................................        --          --      (0.22)     (0.05)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................    $29.82      $16.87     $12.56     $10.55
-----------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................     76.76%      34.32%     21.15%      6.00%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................  $412,954    $170,059    $70,347    $12,924
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4).........................................      0.87%       0.89%      0.95%      0.95%+
  Net investment income (loss)...........................     (0.29)      (0.47)     (0.40)      0.55+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................       168%         77%        94%        49%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.05%
1996                          0.06                                2.09+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

           FEDERATED HIGH YIELD PORTFOLIO                1999          1998         1997        1996(1)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................    $11.11         $11.34       $10.42      $10.00
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)..........................      1.01           0.71         0.60        0.31
  Net realized and unrealized gain (loss)...........     (0.67)         (0.18)        1.01        0.46
-------------------------------------------------------------------------------------------------------
Total Income From Operations........................      0.34           0.53         1.61        0.77
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................     (0.00)*        (0.71)       (0.60)      (0.31)
  Net realized gains................................     (0.01)         (0.05)       (0.09)      (0.04)
-------------------------------------------------------------------------------------------------------
Total Distributions.................................     (0.01)         (0.76)       (0.69)      (0.35)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................    $11.44         $11.11       $11.34      $10.42
-------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................      3.10%          4.71%       15.45%       7.61%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................   $49,816        $40,989      $14,049      $5,381
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)....................................      0.84%          0.90%        0.95%       0.95%+
  Net investment income.............................      9.15           8.60         8.82        8.78+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        23%            31%          43%         23%
-------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.14%
1996                          0.04                                2.19+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

              FEDERATED STOCK PORTFOLIO                 1999         1998         1997        1996(1)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................   $15.66       $13.83       $11.10      $10.00
-----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)...........................     0.16         0.13         0.10        0.06
  Net realized and unrealized gain...................     0.68         2.33         3.60        1.20
-----------------------------------------------------------------------------------------------------
Total Income From Operations.........................     0.84         2.46         3.70        1.26
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................       --        (0.13)       (0.10)      (0.06)
  Net realized gains.................................    (0.16)       (0.50)       (0.87)      (0.09)
  Capital............................................       --           --           --       (0.01)
-----------------------------------------------------------------------------------------------------
Total Distributions..................................    (0.16)       (0.63)       (0.97)      (0.16)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................   $16.34       $15.66       $13.83      $11.10
-----------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................     5.34%       17.84%       33.41%      12.61%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................  $49,612      $35,420      $12,100      $3,380
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).....................................     0.82%        0.91%        0.95%       0.95%+
  Net investment income..............................     1.14         1.14         1.11        1.55+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................       23%          31%          74%         11%
-----------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.02                                1.16%
1996                          0.08                                3.03+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

            DISCIPLINED MID CAP STOCK PORTFOLIO                1999(1)         1998        1997(2)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $14.34         $12.47      $10.00
--------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................      0.02           0.04        0.06
  Net realized and unrealized gain..........................      1.84           2.05        3.37
--------------------------------------------------------------------------------------------------
Total Income From Operations................................      1.86           2.09        3.43
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.02)            --       (0.06)
  Net realized gains........................................     (0.57)         (0.22)      (0.90)
--------------------------------------------------------------------------------------------------
Total Distributions.........................................     (0.59)         (0.22)      (0.96)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $15.61         $14.34      $12.47
--------------------------------------------------------------------------------------------------
TOTAL RETURN................................................     13.47%         16.91%      34.38%++
--------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................   $45,068        $19,460      $6,169
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      0.95%          0.95%       0.95%+
  Net investment income.....................................      0.28           0.48        0.85+
--------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        71%           109%         74%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio's expenses for the year ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1999                         $0.01                                0.99%
1998                          0.02                                1.22
1997                          0.08                                1.82+

(4) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolios") of the Travelers Series Trust ("Trust") as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the two-year period then ended and for the period from April 1, 1997 (commencement of operations) to December 31, 1997 with respect to the Disciplined Mid Cap Stock Portfolio, for the three-year period ended December 31, 1999 and for the period from August 30, 1996 (commencement of operations) to December 31, 1996 with respect to the Travelers Quality Bond, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios, and for the three-year period ended December 31, 1999 and for the period from August 1, 1996 (commencement of operations) to December 31, 1996 with respect to the Lazard International Stock Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 1999, the result of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                     /s/ KPMG LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1999:

          - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

       Federated High Yield Portfolio..............................      2.74%
       Federated Stock Portfolio...................................     46.31
       Disciplined Mid Cap Stock Portfolio.........................     15.41

          - Total long-term capital gain distributions paid:

       Travelers Quality Bond Portfolio............................  $  5,313
       Lazard International Stock Portfolio........................     9,665
       Federated High Yield Portfolio..............................    59,218
       Federated Stock Portfolio...................................   224,143
       Disciplined Mid Cap Stock Portfolio.........................   587,564

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

       Travelers Quality Bond Portfolio............................      0.06%
       Disciplined Mid Cap Stock Portfolio.........................      0.11

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-00) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1999


                The Travelers Series Trust:

                NWQ Large Cap Portfolio
                Jurika & Voyles Core Equity Portfolio






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series
Trust -- NWQ Large Cap Portfolio and the Jurika & Voyles Core Equity Portfolio ("Portfolios") for the year ended December 31, 1999. A detailed summary of performance and current holdings for each Portfolio can be found in the pages that follow. We hope you find this report useful and informative.

  The Performance of the Travelers Series Trust (12/31/98-12/31/99)*
----------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................     4.97%
Jurika & Voyles Core Equity Portfolio.......................    10.32

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the Real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

By the end of the year, nevertheless, the small cap sector, as measured by the Russell 2000 Index,** which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index*** ("S&P 500") which returned 21.03%.

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year, about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.+ In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

---------------

  * Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

*** The S&P 500 Index is market capitalization-weighted measure of 500 widely held common stocks.

  + On February 2, 2000, after this letter was written, the Federal Reserve
    Board raised interest rates 0.25% to 5.25%.

We predict that earnings should continue its double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

NWQ LARGE CAP PORTFOLIO

For the year ended December 31, 1999, the NWQ Large Cap Portfolio ("Portfolio") had a total return of 4.97%. For the same time period, the S&P 500 returned 21.03%.

The Portfolio performed strongly during the first half of the reporting period. However, the Portfolio's performance declined in the second half of the year due to the underperformance of value stocks. The Portfolio's holdings in Waste Management, Lockheed Martin, Bank One and its exposure to the tobacco industry negatively impacted performance. As a result, the Portfolio's positions in those companies were eliminated and the Portfolio's exposure to the tobacco industry was sharply reduced.

Additionally, the Portfolio's holdings in the financial services sector was reduced due to concerns regarding the future direction of interest rates. Staples Inc., Pitney Bowes Inc. and CVS Corp. were added to the Portfolio due to their inexpensive valuations and superior prospects for future growth. The Portfolio also significantly added to its holdings in the energy and technology sectors.

The Portfolio's managers acknowledge that 1999 was a disappointing year for value investing. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market.) However, while the overall stock market remains richly valued and no guarantees can be given, the managers believe that value stocks should enjoy a gradually improving climate in the year ahead.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

For the year ended December 31, 1999, the Jurika & Voyles Core Equity Portfolio ("Portfolio") returned 10.32% compared to the 21.03% return of the S&P 500 for the same period.

The performance of the Portfolio was strong during the reporting period. The Portfolio's emphasis on medium- and large-capitalization companies put the Portfolio in a good position to benefit from the fact that more stocks are performing well. Moreover, the Portfolio's low valuation emphasis also benefited its performance during the period.

Although the managers are pleased with the market's recent greater emphasis on smaller-sized company and lower valued stocks, they also believe that the market's orientation to lower quality, highly leveraged companies is not sustainable. Given the high current level of valuations, the high level of profit margins and the maturity of the current economic cycle, the managers believe that the risks of stock investing have increased and underscores the importance of focusing on owning quality value stocks.

The Portfolio's holdings in the financial services sector were reduced during the period in order to allocate capital to those sectors that the Portfolio's managers believed would most benefit from the ongoing global economic recovery and continued growth of the U.S. economy. The Portfolio's technology exposure increased and those companies in the sector such as i2 Technologies, Motorola Inc., Corning Inc. and STMicroelectronics NV positively contributed to performance. The Portfolio's holdings in the energy sector also provided excellent returns for the year in addition to its holdings in industrial stocks such as Parker-Hannifin Corp., Deere & Co. and Cognex Corp.

The Portfolio's holdings in Mattel Inc., Fremont General Corp., Lockheed Corp., Case Corp. and McKesson Corp. negatively impacted performance and were eliminated during the reporting period.

The managers' outlook for the future is positive. And while no assurances can be made, strong global recovery and the continued strength of the U.S. economy should provide ample opportunity for many select companies to perform well.

Our sincere thanks for investing in the Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 18, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- NWQ LARGE CAP PORTFOLIO AS OF 12/31/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Year Ended 12/31/99                   4.97%
    7/20/98* through 12/31/99            (0.15)%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/99            (0.21)%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                 [LINE GRAPH]

                                                                 NWQ LARGE CAP PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                 -----------------------        ---------------------------------
7/20/98                                                                  10000.00                           10000.00
12/98                                                                     9506.00                           10454.00
6/99                                                                     10923.00                           11748.00
12/31/99                                                                  9979.00                           12653.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- JURIKA & VOYLES CORE EQUITY PORTFOLIO AS OF 12/31/99 (UNAUDITED)

                                 [LINE GRAPH]


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    Year Ended 12/31/99                  10.32%
    7/20/98* through 12/31/99             9.28%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/99            13.72%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 1999. The Standard & Poor's 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                               JURIKA & VOYLES CORE EQUITY
                                                                        PORTFOLIO               STANDARD & POOR'S 500 STOCK INDEX
                                                               ---------------------------      ---------------------------------
7/20/98                                                                  10000.00                           10000.00
12/98                                                                    10308.00                           10454.00
6/99                                                                     11031.00                           11748.00
12/31/99                                                                 11372.00                           12653.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 14.3%
     8,100    Federated Department Stores, Inc. (a) ......................    $   409,556
     6,000    Ford Motor Co. .............................................        320,625
    10,600    Fortune Brands, Inc. .......................................        350,463
    17,200    J.C. Penny Co., Inc. .......................................        342,925
     8,700    MediaOne Group, Inc. (a) ...................................        668,269
    18,500    Staples, Inc. (a) ..........................................        383,875
     5,300    Time Warner, Inc. ..........................................        383,919
-----------------------------------------------------------------------------------------
                                                                                2,859,632
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 6.4%
     8,700    CVS Corp. ..................................................        347,456
    28,300    Philip Morris Cos., Inc. ...................................        656,206
     5,100    Unilever NV.................................................        277,631
-----------------------------------------------------------------------------------------
                                                                                1,281,293
-----------------------------------------------------------------------------------------
ENERGY -- 9.1%
     8,100    Coastal Corp. ..............................................        287,044
    10,054    Conoco, Inc., Class B Shares................................        250,093
    11,500    Halliburton Co. ............................................        462,875
     7,000    Noble Drilling Corp. (a) ...................................        229,250
     6,000    Transocean Sedco Forex, Inc. ...............................        202,125
    15,600    Union Pacific Resources Group, Inc. ........................        198,900
     4,400    Weatherford International, Inc. (a) ........................        175,725
-----------------------------------------------------------------------------------------
                                                                                1,806,012
-----------------------------------------------------------------------------------------
FINANCE -- 22.8%
    12,000    Allstate Corp. .............................................        288,000
     3,875    American International Group, Inc. .........................        418,984
    11,600    Bank of America Corp. ......................................        582,175
     8,100    Bank of New York Co., Inc. .................................        324,000
     9,817    Bear Stearns Cos., Inc. ....................................        419,677
     6,600    Chase Manhattan Corp. ......................................        512,738
     8,400    Fannie Mae..................................................        524,475
     8,700    First Union Corp. ..........................................        285,469
     6,500    Hartford Financial Services Group, Inc. ....................        307,938
    12,800    UnumProvident Corp. ........................................        410,400
    11,900    Wells Fargo & Co. ..........................................        481,206
-----------------------------------------------------------------------------------------
                                                                                4,555,062
-----------------------------------------------------------------------------------------
HEALTH -- 5.4%
     4,400    Aetna, Inc. ................................................        245,575
     5,300    CIGNA Corp. ................................................        426,981
    13,600    Columbia HCA Healthcare Corp. ..............................        398,650
-----------------------------------------------------------------------------------------
                                                                                1,071,206
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 5.8%
    13,800    Air Products and Chemicals, Inc. ...........................    $   463,162
     4,500    Georgia-Pacific Group.......................................        228,375
     3,000    International Paper Co. ....................................        169,313
     6,000    Praxair, Inc. ..............................................        301,875
-----------------------------------------------------------------------------------------
                                                                                1,162,725
-----------------------------------------------------------------------------------------
PRODUCER DURABLES -- 9.6%
     2,000    Deere & Co. ................................................         86,750
     6,600    Honeywell International, Inc. ..............................        380,738
     9,900    Ingersoll-Rand Co. .........................................        545,118
     6,700    Textron, Inc. ..............................................        513,806
     5,900    United Technologies Corp. ..................................        383,500
-----------------------------------------------------------------------------------------
                                                                                1,909,912
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 13.2%
     7,000    Agilent Technologies, Inc. (a) .............................        541,188
     6,700    Hewlett-Packard Co. ........................................        763,381
    10,100    Pitney Bowes, Inc. .........................................        487,956
     5,900    Texas Instruments, Inc. ....................................        571,562
     5,500    Thomas & Betts Corp. .......................................        175,313
     3,800    Xerox Corp. ................................................         86,213
-----------------------------------------------------------------------------------------
                                                                                2,625,613
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 3.9%
    17,500    Delphi Automotive Systems Corp. ............................        275,625
    10,100    Delta Air Lines, Inc. ......................................        503,106
-----------------------------------------------------------------------------------------
                                                                                  778,731
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.3%
     8,100    Bell Atlantic Corp. ........................................        498,656
     7,600    BellSouth Corp. ............................................        355,775
-----------------------------------------------------------------------------------------
                                                                                  854,431
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $18,552,580)....................     18,904,617
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.2%
$1,042,000    Chase Securities Inc., 2.00% due 1/3/00; Proceeds at
              maturity -- $1,042,174; (Fully collateralized by U.S.
              Treasury Notes, 11.625% due 11/15/02: Market
              value -- $1,066,013) (Cost -- $1,042,000)...................      1,042,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $19,594,580*)............    $19,946,617
-----------------------------------------------------------------------------------------

(a) Non-income producing security
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 91.0%
--------------------------------------------------------------------------------------
AIRLINES -- 2.4%
  13,275    Southwest Airlines Co. .....................................    $  214,889
--------------------------------------------------------------------------------------
BANKS - REGIONAL -- 1.1%
   3,100    First Union Corp. ..........................................       101,719
--------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 1.5%
   2,350    Vastar Resources, Inc. .....................................       138,650
--------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.1%
   4,500    Valassis Communications, Inc. (a) ..........................       190,125
--------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 1.3%
   3,500    OM Group, Inc. .............................................       120,531
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.1%
   1,000    i2 Technologies, Inc. (a)...................................       195,000
--------------------------------------------------------------------------------------
COMPUTERS -- 1.3%
   3,100    Cognex Corp. (a)............................................       120,900
--------------------------------------------------------------------------------------
COMPUTERS - EQUIPMENT -- 3.6%
   6,600    Quantum Corp. (a)...........................................        99,825
   4,800    Seagate Technology, Inc. (a)................................       223,500
--------------------------------------------------------------------------------------
                                                                               323,325
--------------------------------------------------------------------------------------
COMPUTERS SERVICES -- 4.7%
   7,650    First Data Corp. ...........................................       377,241
   1,800    Galileo International, Inc. ................................        53,887
--------------------------------------------------------------------------------------
                                                                               431,128
--------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 4.1%
   3,100    Kimberly Clark Corp. .......................................       202,275
   6,000    Newell Rubbermaid Inc. .....................................       174,000
--------------------------------------------------------------------------------------
                                                                               376,275
--------------------------------------------------------------------------------------
DRUG STORES -- 1.4%
   3,843    Albertson's, Inc. ..........................................       123,937
--------------------------------------------------------------------------------------
EDUCATION -- 1.4%
   2,100    McGraw-Hill Cos., Inc. .....................................       129,412
--------------------------------------------------------------------------------------
ELECTRONICS -- 9.4%
   2,300    Circuit City Stores -- Circuit City Group...................       103,644
   2,700    Eaton Corp. ................................................       196,088
   1,700    KLA-Tencor Corp. (a)........................................       189,338
   1,600    Motorola, Inc. .............................................       235,600
   4,800    Transaction Systems Architects Inc., Class A Shares (a).....       134,400
--------------------------------------------------------------------------------------
                                                                               859,070
--------------------------------------------------------------------------------------
ENERGY -- 2.3%
   5,100    Suncor Energy, Inc. ........................................       212,925
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.2%
   5,350    CIT Group Inc. .............................................    $  113,019
--------------------------------------------------------------------------------------
FOOD WHOLESALERS -- 1.0%
   2,200    Hormel Foods Corp. .........................................        89,375
--------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED -- 1.0%
   2,847    UnumProvident Corp. ........................................        91,282
--------------------------------------------------------------------------------------
HOSPITAL -- 0.6%
   1,600    Avalonbay Communities, Inc. ................................        54,900
--------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS AND APPLIANCES -- 2.6%
   1,800    Corning, Inc. ..............................................       232,088
--------------------------------------------------------------------------------------
INSURANCE -- 2.8%
   2,100    Everest Reinsurance Holdings, Inc. .........................        46,856
     959    Radian Group, Inc. .........................................        45,792
   4,100    Reliastar Financial Corp. ..................................       160,669
--------------------------------------------------------------------------------------
                                                                               253,317
--------------------------------------------------------------------------------------
MACHINERY -- 1.7%
   3,500    Deere & Co. ................................................       151,812
--------------------------------------------------------------------------------------
MANUFACTURING -- 3.6%
   6,400    Parker-Hannifin Corp. ......................................       328,400
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 4.8%
   5,000    Baxter International, Inc. .................................       314,063
   4,900    Mylan Laboratories..........................................       123,419
--------------------------------------------------------------------------------------
                                                                               437,482
--------------------------------------------------------------------------------------
OIL - EXPLORATION AND PRODUCTION -- 1.4%
   3,500    Apache Corp. ...............................................       129,281
--------------------------------------------------------------------------------------
OIL AND GAS -- 3.7%
   7,500    EOG Resources, Inc. ........................................       131,719
   6,500    Nabors Industries, Inc. (a).................................       201,094
--------------------------------------------------------------------------------------
                                                                               332,813
--------------------------------------------------------------------------------------
OIL AND GAS - DRILLING -- 1.3%
   4,400    Santa Fe International Corp. ...............................       113,850
--------------------------------------------------------------------------------------
PAPER PRODUCTS -- 1.4%
   2,300    International Paper Co. ....................................       129,806
--------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.8%
   5,900    ProLogis Trust..............................................       113,575
   1,500    Spieker Properties, Inc. ...................................        54,656
--------------------------------------------------------------------------------------
                                                                               168,231
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
RETAIL -- 2.6%
   5,300    Blockbuster, Inc., Class A Shares...........................    $   70,887
   6,800    Brinker International, Inc. (a).............................       163,200
--------------------------------------------------------------------------------------
                                                                               234,087
--------------------------------------------------------------------------------------
TECHNOLOGY RELATED -- 1.3%
   5,100    Xerox Corp. ................................................       115,706
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
     900    STMicroelectronics, NV......................................       136,294
--------------------------------------------------------------------------------------
TELEPHONE -- 2.7%
   1,600    Equity Residentional Properties Trust.......................        68,300
   3,600    SBC Communications, Inc. ...................................       175,500
--------------------------------------------------------------------------------------
                                                                               243,800
--------------------------------------------------------------------------------------
TRANSPORT - AIR AND FREIGHT -- 2.5%
   2,300    FDX Corp. (a)...............................................        94,156
   1,900    United Parcel Service Inc., Class B Shares..................       131,100
--------------------------------------------------------------------------------------
                                                                               225,256
--------------------------------------------------------------------------------------
UTILITIES -- 6.8%
   5,300    AES Corp. (a)...............................................       396,175
   2,600    Duke Energy Corp. ..........................................       130,325
   2,300    Ecolab, Inc.................................................        89,987
--------------------------------------------------------------------------------------
                                                                               616,487
--------------------------------------------------------------------------------------
UTILITIES - GAS -- 3.2%
   6,600    Enron Corp. ................................................       292,875
--------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 2.8%
  17,400    Republic Services, Inc. (a).................................       250,125
--------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $7,692,466).....................     8,278,172
--------------------------------------------------------------------------------------

  FACE
 AMOUNT                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.0%
$820,000    Chase Securities Inc., 2.00% due 1/3/00; Proceeds at
            maturity -- $820,137; (Fully collateralized by U.S. Treasury
            Note, 11.625% due 11/15/02; Market value -- $836,763)
            (Cost -- $820,000)..........................................       820,000
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $8,512,466*).............    $9,098,172
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.......................................  $19,594,580    $8,512,466
----------------------------------------------------------------------------------------
  Investments, at value.....................................  $19,946,617    $9,098,172
  Cash......................................................          646           318
  Dividends and interest receivable.........................       32,937         9,423
  Receivable for securities sold............................           --       323,942
  Receivable from affiliate.................................        9,930         4,326
----------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   19,990,130     9,436,181
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................       49,924         1,354
  Investment advisory fees payable..........................       11,911         5,555
  Administration fees payable...............................          953           444
  Payable for securities purchased..........................           --       201,825
  Accrued expenses..........................................       19,787        20,973
----------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       82,575       230,151
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $19,907,555    $9,206,030
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $19,682,884    $8,211,764
  Undistributed net investment income.......................      179,046        46,031
  Accumulated net realized gain (loss) from security
     transactions...........................................     (306,412)      362,529
  Net unrealized appreciation of investments................      352,037       585,706
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $19,907,555    $9,206,030
----------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    2,005,424       812,776
----------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.93        $11.33
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                            JURIKA &
                                                                 NWQ         VOYLES
                                                              LARGE CAP    CORE EQUITY
                                                              PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $  96,329     $ 32,982
  Dividends.................................................    225,185       88,115
  Less: Foreign withholding tax.............................     (2,420)         (88)
--------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................    319,094      121,009
--------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................    106,505       56,038
  Audit and legal...........................................     17,000       17,000
  Shareholder and system servicing fees.....................     13,000       13,000
  Shareholder communications................................     11,000        6,000
  Administration fees (Note 2)..............................      8,520        4,482
  Trustees' fees............................................      4,000        4,000
  Custody...................................................      3,107        3,400
  Other.....................................................      1,003          801
--------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................    164,135      104,721
  Less: Expense reimbursements (Note 2).....................    (24,087)     (29,926)
--------------------------------------------------------------------------------------
  NET EXPENSES..............................................    140,048       74,795
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................    179,046       46,214
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions (excluding short-term securities):
     Proceeds from sales....................................  5,042,021    4,583,648
     Cost of securities sold................................  5,339,858    4,152,989
--------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................   (297,837)     430,659
--------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of year......................................   (114,750)     268,395
     End of year............................................    352,037      585,706
--------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................    466,787      317,311
--------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................    168,950      747,970
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 347,996     $794,184
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   179,046    $   46,214
  Net realized gain (loss)..................................     (297,837)      430,659
  Increase in net unrealized appreciation...................      466,787       317,311
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      347,996       794,184
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................   11,555,100     2,645,856
  Net asset value of shares issued for reinvestment of
     dividends..............................................           --            --
  Cost of shares reacquired.................................     (458,397)     (403,013)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   11,096,703     2,242,843
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   11,444,699     3,037,027
NET ASSETS:
  Beginning of year.........................................    8,462,856     6,169,003
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $19,907,555    $9,206,030
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $179,046       $46,031
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE PERIOD ENDED DECEMBER 31, 1998(a)

                                                                             JURIKA &
                                                                 NWQ          VOYLES
                                                              LARGE CAP     CORE EQUITY
                                                              PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   39,888    $   22,433
  Net realized loss.........................................      (8,575)      (68,818)
  Increase in net unrealized appreciation (depreciation)....    (114,750)      268,395
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (83,437)      222,010
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (39,888)      (21,928)
  Capital...................................................      (1,153)       (1,047)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (41,041)      (22,975)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................   8,565,903     5,954,492
  Net asset value of shares issued for reinvestment of
     dividends..............................................      41,041        22,975
  Cost of shares reacquired.................................     (19,610)       (7,499)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   8,587,334     5,969,968
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   8,462,856     6,169,003
NET ASSETS:
  Beginning of period.......................................          --            --
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $8,462,856    $6,169,003
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    --          $420
---------------------------------------------------------------------------------------

(a) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The NWQ Large Cap and Jurika & Voyles Core Equity Portfolios, ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eighteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Jurika & Voyles Core Equity Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for the Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the NWQ Large Cap and Jurika & Voyles Core Equity Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the NWQ Large Cap ("NWQ") and Jurika & Voyles Core Equity ("JV") Portfolios. NWQ and JV each pay TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with NWQ Investment Management Co. ("NWQIM") and Jurika & Voyles L.P. ("JVLP"). Pursuant to each sub-advisory agreement, NWQIM and JVLP are responsible for the day-to-day

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio operations and investment decisions for NWQ and JV, respectively. As a result, the following fees are calculated at an annual rate:

          - TAMIC pays NWQIM 0.375% of NWQ's average daily net assets.

          - TAMIC pays JVLP 0.375% of JV's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC, ("SSBC") formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, NWQ and JV each paid transfer agent fees of $1,250 to Private Trust.

     For the year ended December 31, 1999, Travelers Insurance reimbursed expenses in the amounts of $24,087 and $29,926 for NWQ and JV, respectively.

     For the year ended December 31, 1999, NWQ and JV paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $318 and $250, respectively. SSB acts as the primary broker for its portfolio agency transactions.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 1999 were as follows:

                         PORTFOLIO                             PURCHASES      SALES
--------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................  $17,030,679   $5,042,021
Jurika & Voyles Core Equity Portfolio.......................    6,651,352    4,583,648
--------------------------------------------------------------------------------------

     At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    APPRECIATION
-----------------------------------------------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................   $1,995,040    $(1,643,003)      $352,037
Jurika & Voyles Core Equity Portfolio.......................    1,296,177       (710,471)       585,706
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  FUTURES CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1999, the Portfolios did not write any options.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 1999, the Portfolios had no securities on loan.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                 YEAR ENDED            PERIOD ENDED
                                                              DECEMBER 31, 1999    DECEMBER 31, 1998(a)
-------------------------------------------------------------------------------------------------------
NWQ LARGE CAP PORTFOLIO:
Shares sold...............................................        1,155,790              892,819
Shares issued on reinvestment.............................               --                4,338
Shares reacquired.........................................          (45,158)              (2,365)
-------------------------------------------------------------------------------------------------------
Net Increase..............................................        1,110,632              894,792
-------------------------------------------------------------------------------------------------------
JURIKA & VOYLES CORE EQUITY PORTFOLIO:
Shares sold...............................................          251,624              599,062
Shares issued on reinvestment.............................               --                2,237
Shares reacquired.........................................          (39,371)                (776)
-------------------------------------------------------------------------------------------------------
Net Increase..............................................          212,253              600,523
-------------------------------------------------------------------------------------------------------

(a) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                  NWQ LARGE CAP PORTFOLIO                     1999(1)   1998(2)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $9.46   $10.00
-------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.13     0.05
  Net realized and unrealized gain (loss)...................     0.34    (0.54)
-------------------------------------------------------------------------------
Total Gain (Loss) From Operations...........................     0.47    (0.49)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................       --    (0.05)
  Capital...................................................       --    (0.00)*
-------------------------------------------------------------------------------
Total Distributions.........................................       --    (0.05)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $9.93    $9.46
-------------------------------------------------------------------------------
TOTAL RETURN................................................     4.97%   (4.94)%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $19,908   $8,463
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.99%    0.99%+
  Net investment income.....................................     1.26     1.47+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       41%       2%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $24,087 and $17,700 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

   PER SHARE DECREASE     EXPENSE RATIO WITHOUT
IN NET INVESTMENT INCOME  EXPENSE REIMBURSEMENT
------------------------  ----------------------
 1999              1998    1999            1998
------            ------  ------          ------
$0.02             $0.02   1.15%           1.64%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

JURIKA & VOYLES CORE EQUITY PORTFOLIO                         1999(1)   1998(2)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................  $10.27    $10.00
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................    0.06      0.04
  Net realized and unrealized gain..........................    1.00      0.27
-------------------------------------------------------------------------------
Total Income From Operations................................    1.06      0.31
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................      --     (0.04)
  Capital...................................................      --     (0.00)*
-------------------------------------------------------------------------------
Total Distributions.........................................      --     (0.04)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................  $11.33    $10.27
-------------------------------------------------------------------------------
TOTAL RETURN................................................   10.32%     3.08%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $9,206    $6,169
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................    1.00%     0.99%+
  Net investment income.....................................    0.62      1.01+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      68%       26%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $29,926 and $20,200 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

   PER SHARE DECREASE     EXPENSE RATIO WITHOUT
IN NET INVESTMENT INCOME  EXPENSE REIMBURSEMENT
------------------------  ----------------------
 1999              1998    1999            1998
------            ------  ------          ------
$0.04             $0.03   1.40%           1.89%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended December 31, 1999 and for the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the year ended December 31, 1999 and for the period from July 20, 1998 to December 31, 1998, in conformity with generally accepted accounting principles.

                                                     /s/ KPMG LLP

New York, New York
February 11, 2000

                      (This page intentionally left blank)

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut




                              Independent Auditors

                                    KPMG LLP

                               New York, New York




                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.


This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.


















Series Trust (Annual) (2-00) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1999

                             [TRAVELERS GRAPHIC]

                     THE TRAVELERS SERIES TRUST:

                     CONVERTIBLE BOND PORTFOLIO
                     STRATEGIC STOCK PORTFOLIO
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO
                     MFS MID CAP GROWTH PORTFOLIO
                     MFS RESEARCH PORTFOLIO


[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series
Trust -- Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio for the year ended December 31, 1999. This letter briefly discusses general economic and market conditions.

In addition, a detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. All total return figures given in this report, both cumulative and average annualized, exclude the effect of sales charges. Past performance is not indicative of future results. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (1) (12/31/98-12/31/99)
---------------------------------------------------------------------
Convertible Bond Portfolio..................................    18.70%
Strategic Stock Portfolio...................................     4.97
Disciplined Small Cap Stock Portfolio.......................    20.41
MFS Mid Cap Growth Portfolio................................    64.17
MFS Research Portfolio......................................    23.67

MARKET AND ECONOMIC OVERVIEW

The year began on a volatile note for global financial markets as a potential new threat emerged in Latin America. The devaluation of Brazil's currency, the real, affected many U.S. corporations and investors with exposure to the Latin American markets and negatively impacted the performance of the U.S. stock market.

Concerns regarding the future direction of interest rates were prevalent throughout 1999. Despite low inflation, the Federal Reserve Board ("Fed") opted to raise interest rates three times during the year, effectively "taking back" the interest-rate cuts imposed following the global economic crisis in 1998. The Fed's change in monetary policy did not significantly deter the remarkable growth of the U.S. economy. In fact, throughout the year, the U.S. Gross Domestic Product ("GDP"), which represents the total output of goods and services, continued to exceed expectations.

Despite the rise in interest rates, the U.S. stock market continued its stellar performance. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery and at the same time, triggered concerns regarding future rate hikes. These factors led to a rally in small cap and value stocks. (Value stocks are securities of companies that are believed to be undervalued in the market.) However, the trend of investing in small cap and value stocks soon changed, as many investors took the view that a proactive monetary policy by the Fed would preempt inflationary pressures.

By the end of the year, nevertheless, the small cap sector, as measured by the Russell 2000 Index,(2) which returned 21.26% for the year, outperformed the large cap sector, as measured by the Standard & Poor's 500 Index(3) ("S&P 500") which returned 21.03%.

As a result of investors' focus on the direction of interest rates, the stock and bond markets were characterized by higher levels of volatility. Investors became increasingly concerned, especially toward the end of the year, about not only the direction of interest rates but also about future earnings growth and the high market valuations of many stocks. In addition, the strength of the overseas markets attracted U.S. capital, which had a somewhat negative impact on the performance of the U.S. stock market through the third quarter of 1999.

---------------

(1) Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The S&P 500 is market capitalization-weighted measure of 500 widely held common stocks.
                                        1
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

By the end of the year however, the U.S. stock market rose sharply largely due to the incredible performance of the technology sector. Y2K concerns decreased, with the market's assessment of the risks associated with potential Year 2000 glitches proving to be correct.

The bond markets did not react positively to the actions of the Fed in 1999 and experienced their worst year since 1994. The overall bond market recorded losses in 1999 in response to the Fed's interest rate increases and concerns regarding inflation. Bond market losses increased with the length of maturities. The yield on the bellwether 30-year government bond increased 1.39 percentage points in 1999 to 6.48%. At the end of 1998, the 30-year bond yielded 5.09%.

In our view, the strength of the U.S. economy should continue, prompting the Fed to raise interest rates in 2000.(4) In addition, overseas economies, many of which are in the early stages of recovery, should continue to expand. This global economic recovery should benefit the manufacturing sector of the U.S. market in 2000.

We predict that earnings should continue its double-digit growth through the first quarter of 2000. It is our belief that the recent performance of technology and telecommunications stocks is not sustainable. However, we are confident that most stocks are appropriately valued. Over the longer term, we think that the fundamentals for both stocks and bonds remains favorable.

CONVERTIBLE BOND PORTFOLIO

For the year ended December 31, 1999, the Convertible Bond Portfolio ("Portfolio") posted a total return of 18.70%. In comparison, the Merrill Lynch Investment Grade Convertible Bond Index returned 11.62% for the same time period. (Past performance is not indicative of future results. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features.)

The Portfolio's investment objective is to provide investors with current income and capital appreciation by investing in convertible securities and in combinations of non-convertible bonds and warrants or call options that together resemble convertible securities. (Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.)

The overall performance of the convertible bond market in 1999 was the result of a select few issues, especially those in the technology sector. By the end of 1999, the technology sector comprised approximately 53.2% of the total convertible market as measured by the Merrill Lynch Investment Grade Convertible Bond Index.

During the year, the Portfolio was managed to have the characteristics of a traditional convertible bond, where price sensitivity averages to 50%-70% of the underlying stock's movement in price. The managers typically will begin to eliminate issues from the Portfolio when the securities reach a price 50% above their initial offering price.

The managers have identified many values in the non-technology value sector of the convertible bond market and, while no guarantees can be made, are confident the Portfolio should benefit from these holdings. Although the Portfolio remains underweight in the technology sector in comparison to its benchmark, the Portfolio consists of a number of technology and telecommunications issues. The managers choose these issues because they fit the Portfolio's investment criteria.

STRATEGIC STOCK PORTFOLIO

For the year ended December 31, 1999, the Strategic Stock Portfolio ("Portfolio") returned 4.97% compared with the 27.29% return for the Dow Jones Industrial Average. (Past performance is not indicative of future results. The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks.)

The Portfolio invests in stocks with relatively high yield potential. The ten highest dividend yielding stocks from the Dow Jones Industrial Average are identified each month. To supplement the original ten Dow Jones stocks, another 15 stocks are selected from the S&P 500 Industrials Index based on dividend yield and subject to a high standard of quality ranking by

---------------
(4) On February 2, 2000, after this letter was written, the Fed raised interest rates 0.25%, to 5.25%.
                                        2
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Standard & Poor's. The list of 25 stocks is recreated each month for the investment of new deposits. In order to improve the diversification benefits of the Portfolio, the number of holdings was increased from 20 to 25 during the period.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

For the year ended December 31, 1999, the Disciplined Small Cap Stock Portfolio ("Portfolio") produced a total return of 20.41% compared with the Russell 2000 Index return of 21.26%. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change.)

The Portfolio is managed to provide diversified exposure to the small-capitalization sector of the U.S. stock market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer what the managers believe are attractive values.

The technology sector continues to remain the dominant factor of both the U.S. economy and within the large- and small-capitalization segments of the U.S. stock market. As a result, the Portfolio's holdings in the technology sector significantly contributed to performance. Investments in Lam Research, Mercury Interactive and Dendrite International performed well in 1999. In addition, investments in health care stocks such as IDEC Pharmaceuticals and U.S. Bioscience also positively contributed to performance.

The stock selection of the managers and their risk control methods have positively affected the performance of the Portfolio in the midst of increased market volatility. However, the managers believe that the performance of the small cap sector in the coming months lies in the future direction of the economy.

MFS MID CAP GROWTH PORTFOLIO

For the year ended December 31, 1999, the Mid Cap Growth Portfolio ("Portfolio") provided a total return of 64.17%. In comparison, the Russell 2000 Index returned 21.26% and the Russell Midcap returned 18.23% for the same period. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index.)

The managers, in line with the Portfolio's investment objectives, look for growing businesses that have made the transition from small cap to mid cap. Often that means the Portfolio is investing in industries in which the competitive field has narrowed down to just a few companies. The investment team's goal is to use their research to pick the company or companies that will wind up dominating the field, and to invest in those companies early, before the market recognizes their true worth.

Following this theme, two main areas that contributed to the Portfolio's outperformance over the past six months, relative to its benchmarks, were semiconductor capital equipment and Internet infrastructure.

Semiconductor capital equipment is the machinery that semiconductor manufacturers use to make, test, and package chips. One Portfolio holding in this field is MKS Instruments, which the managers believe makes the best equipment for measuring the pressure of the gas plasma used in making chips. MKS, like many of their investments in this area, dominates a critical niche in a very technical manufacturing process.

Semiconductor capital equipment stocks tend to be cyclical; they had a good run early in 1999 and around mid-year many thought their potential had ended. But in the managers' research visits to these companies, they were hearing that business was getting stronger, and semiconductor capital equipment businesses were projecting two to three more years of strong sales. With this in mind, the managers bought into semiconductor capital equipment companies when many of their stock prices were stagnating, and indeed they rose strongly late in the year. In addition to MKS Instruments, the Portfolio's holdings in this area include Teradyne, which makes perhaps the world's best equipment for testing a chip to ensure it runs properly; KLA-Tencor, whose products allow chip makers to increase the efficiency of their manufacturing processes; and

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

thereby decrease the cost per chip; and Applied Science and Technology, which makes systems that produce the gas plasma that gets deposited on wafers to make semiconductors.

Another area that performed very strongly for the Portfolio was Internet infrastructure companies. As distinguished from e-commerce or Internet portal sites, infrastructure companies provide the products and services that make the Internet work. The managers' biggest success in this area was Network Solutions, Inc. the company that rents the site names for the Internet. They own the exclusive rights to assign all the .com, .net, .edu, and .org names, so they are virtually the worldwide building permit issuer for the Internet. Most anyone doing business on the Internet has to pay Network Solutions $35/year to register their domain, or site, names.

In the early 1990s, renting site names for the Internet was a Federal government operation that was losing money and was consequently sold to a private company. At that time, the government believed there would never be more than a million domain names; today Network Solutions is adding roughly a million new names every 75 days.

But in the middle of 1999 there was a controversy about whether the government might take away Network Solutions' monopoly, and the company's stock price dropped by two-thirds. The Portfolio's managers did extensive research, analyzing legal precedents, and concluded that the government had no legal standing to go back on the deal they had made when they sold the business. So, the investment team bought the stock on the dip in price, and subsequently Network Solutions negotiated a very favorable contract with the government; they became in essence a government-sanctioned monopoly. Since then, the stock has taken off to the point where the managers have had to sell some of their position to keep it from becoming too large a part of the Portfolio. Network Solutions exemplifies one of the things the Portfolio's managers look for in the market: "second chance" opportunities, when a company has suffered a decline in share price that they believe is unjustified and therefore temporary.

Another success in the Internet infrastructure area was CheckFree Holdings Corp. This is a company that provides electronic home banking and other electronic commerce services to a large number of financial solutions. The managers bought the stock because a company visit and further research led them to believe CheckFree was a dominant player in their business, and that CheckFree would benefit directly from the explosive growth of the Internet. And in the fourth quarter of 1999 the stock indeed appreciated quite significantly over its purchase price.

Outside of the areas of semiconductor capital equipment and Internet infrastructure, individual stocks in several areas contributed strongly to performance. Gemstar International Group Ltd. is a great example of a company the managers bought into early, that became the only player in its industry. Gemstar consolidated the onscreen electronic program guide industry, so they receive a royalty of about $9 on every TV, VCR, cable box, and satellite box that is sold with an electronic guide. According to the managers' research, TV sets alone are being replaced at a rate of 25 million per year, so the potential is enormous. The stock doubled in price in the first half of 1999, and doubled again in the second half after it agreed to acquire TV Guide. At that point the company's market cap became larger than the managers believe is appropriate for a mid-cap fund, so they sold their position after three years with the Portfolio.

Another strong performer was Cytyc Corp., a company the managers have held for some time, through several rocky periods, because on their research which indicated Cytyc would eventually dominate their area of business. Cytyc developed the Thinprep System, an improved Pap test that is rapidly becoming a new standard in the health care industry. The stock was boosted this period by better-than-expected acceptance in an initial product rollout in New England, as well as agreement by Aetna, a major health insurer, to accept the Cytyc test for reimbursement.

Looking toward 2000, the managers have positioned a substantial part of the Portfolio in three major areas: energy, transaction processors, and health care.

In the energy sector, the investment team has significantly increased their sector weighting since mid-1999 and focused on two themes: deep-water drillers, and natural gas exploration and production. Oil companies have found that the most productive wells, those with the lowest overall cost per barrel, are in deep water over about 5,000 feet. The deep water rigs to drill these wells cost in the vicinity of $300 million, take three years to build, and are owned primarily by three companies: Transocean Sedco Forex Inc., Noble Drilling Corp., and Diamond Offshore Drilling, Inc. When the price of oil is above about

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

$18 per barrel -- and it's currently in the mid-twenties -- the leases for these rigs are usually bid up in price each time they are renewed. The Portfolio's investment team thinks this is a good business to be in, and the Portfolio has large positions in all three of the dominant rig companies.

The other side of the exploration business is natural gas, and here the situation is a supply/demand imbalance. Gas demand is growing faster than that for oil, as more houses each year are being hooked up to gas, and electric utilities are switching to gas powered turbines. But gas drilling activity has been down the past few years, so demand is growing faster than supply, and the managers believe some of the gas exploration and production companies are good investments. Transaction processors are another major theme for the Portfolio going forward. These are companies that process customer transactions for mutual funds, banks, and credit card issuers, as well as bill payment for the cable industry. These businesses tend to benefit strongly from new technologies such as the Internet, which are continually driving down the cost of each individual transaction. But what happened in 1999 was that many of these companies weren't growing their business. The Portfolio's managers believe this was Y2K related; potential customers were reluctant to change their processing systems in the last three quarters of 1999. So although some processors and other business services in the Portfolio did well in 1999, the managers bought many of them at depressed prices in order to position the Portfolio for potential growth in 2000. By and large, they believe the processors should have a good year in 2000, with demand coming back and technology continuing to drive down their costs. The Portfolio's holdings in this area include SunGard Data Systems, which processes mutual fund shareholder transactions and NOVA Corp., which does credit card processing for retail merchants.

Health care is an additional area in which management has positioned the Portfolio for 2000. Stocks in this sector were generally beaten down in 1999 because Medicare cut back reimbursements and changed the payment system. This drastically impacted health care providers like nursing homes and hospitals. Except for some companies like Cytyc, the reimbursement issue also cast a shadow over many health care-related companies that actually had what the managers consider to be good businesses. The managers invested in several of these beaten-down health care companies in the second half of the year. Unfortunately, they may have been a bit early, as some of their stock prices declined further and detracted from the Fund's short-term performance. The investment team does, however, believe that these are solid companies with good potential for stock price appreciation in 2000. Firms in this category include Lincare Holdings Inc., which provides home delivery of oxygen and other respiratory therapy services; STERIS Corp., the dominant company in hospital sterilization products; and Health Management Associates, an operator of rural hospitals whose stock has already begun to benefit the Portfolio.

MFS RESEARCH PORTFOLIO

For the year ended December 31, 1999, the MFS Research Portfolio ("Portfolio") returned 23.67%. In comparison, the S&P 500 returned 21.03% for the same period. The Portfolio's holdings in the telecommunications and technology sectors positively contributed to performance. (Past performance is not indicative of future results. Please note that Portfolio holdings are as of December 31, 1999 and are subject to change.)

Despite the Portfolio's overweight in technology stocks relative to the S&P 500, the managers avoided those companies with expensive valuations, poor business models and unproven success in executing their strategy. However, according to the managers, the Internet should continue to grow in popularity and in the Portfolio's holdings in the networking and telecommunications industries was increased during the reporting period. Cisco Systems Inc., Nortel Networks Corp., Ericsson and Motorola Inc. were added to the Portfolio and significantly contributed to its outstanding performance versus the benchmark.

The Portfolio's exposure to the software business was maintained during the reporting period through it positions in Microsoft Corp., Oracle Corp. and VERITAS. This sector declined in the first quarter of 1999 but rebounded over the past six months due to increased demand for data storage and software products.

The Portfolio's holdings in semiconductor companies such as LSI Logic Corp. and Analog Devices, Inc. greatly benefited following their decline in 1998 in the wake of the Asian economic slowdown. With the Asian economic recovery underway, management thinks that this industry should continue to benefit in the foreseeable future.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio's holdings in the financial services, media and energy sectors significantly added to performance. Financial stocks such as Morgan Stanley Dean Witter & Co. and media stocks such as Infinity Broadcasting Corp., EchoStar Communications Corp. and CBS Corp. continued to perform well.

Investments in Nabisco Inc., Safeway Inc. and CVS Corp. negatively impacted the Portfolio's performance. These companies declined during the reporting period due to downbeat industry outlooks and negative investor sentiment despite their fundamentally sound business plans and growth prospects. Additionally, the Portfolio's holding in Tyco International Ltd. was a major disappointment. Despite no evidence to suggest that irregular accounting methods were used by Tyco, an analyst report raised suspicions and the company's shares fell.

The Portfolio's holdings in the health care sector adversely affected performance. Nursing homes, hospitals, HMOs, and pharmaceutical companies all were hurt by fears of Medicare reform and potential government price controls. Despite the overall negative sentiment surrounding this industry, the Portfolio invested in the medical device sector of the market that the managers believe should benefit from a number of new product offerings.

Looking ahead, the Portfolio's managers expects that the current strength of the U.S. stock market should continue and also expand into other sectors, which could create additional opportunities for the Portfolio. And while no guarantees can be given, the managers are confident that their focus on finding high quality companies that provide long-term gains despite market volatility should continue to provide competitive performance.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 20, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 12/31/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Year Ended 12/31/99                  18.70%
    5/1/98* through 12/31/99             11.47%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/99             19.87%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 1999. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[LINE GRAPH]

                                                                 TRAVELERS CONVERTIBLE BOND       MERRILL LYNCH INVESTMENT GRADE
                                                                         PORTFOLIO                    CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                                    10000.00                           10000.00
6/98                                                                      10120.00                           10024.00
9/98                                                                       9570.00                            9185.00
12/98                                                                     10098.00                           10433.00
3/99                                                                      10190.00                           10423.00
6/99                                                                      10889.00                           10991.00
9/99                                                                      10941.00                           10495.00
12/31/99                                                                  11987.00                           11414.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 12/31/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    Year Ended 12/31/99                   4.97%
    5/1/98* through 12/31/99              0.31%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/99              0.51%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 1999. The Dow Jones Industrial Average ("DJIA") is a price weighted average based on the price only performance of 30 blue chip stocks.

[LINE GRAPH]

                                                           TRAVELERS STRATEGIC STOCK PORTFOLIO     DOW JONES INDUSTRIAL AVERAGE
                                                           -----------------------------------     ----------------------------
5/1/98                                                                    10000%                              10000%
6/98                                                                       9690%                               9904%
12/98                                                                      9576%                              10250%
6/99                                                                      10760%                              12350%
12/31/99                                                                  10051%                              13048%

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 12/31/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    -------------------------------------------
    Year Ended 12/31/99                  20.41%
    5/1/98* through 12/31/99              4.20%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/99              7.11%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 1999. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.
[Line Graph]

                                                                DISCIPLINED SMALL CAP STOCK
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
5/1/98                                                                     10000                              10000
6/98                                                                        9540                               9481
12/98                                                                       8896                               8806
6/99                                                                        9588                               9623
12/31/99                                                                   10711                              10676

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/99
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Year Ended 12/31/99                  64.17%
    3/23/98* through 12/31/99            32.58%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/99            64.99%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 1999. The Russell Midcap Index contains the lowest 800 companies in the Russell 1000 Index as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34.9% of the Russell 1000 total market capitalization.
[Line Graph]

                                                                MFS MID CAP GROWTH PORTFOLIO           RUSSELL MIDCAP INDEX
                                                                ----------------------------           --------------------
3/23/98                                                                    10000                              10000
6/98                                                                        9800                               9850
12/98                                                                      10050                               9935
6/99                                                                       11387                              10962
12/31/99                                                                   16499                              11747

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 12/31/99 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURN
    --------------------------------------------
    Year Ended 12/31/99                  23.67%
    3/23/98* through 12/31/99            16.33%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/99            30.80%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 1999. The S&P 500 Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[Line Graph]

                                                                   MFS RESEARCH PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
3/23/98                                                                    10000                              10000
6/98                                                                       10230                              10331
12/98                                                                      10577                              11285
6/99                                                                       11498                              12682
12/31/99                                                                   13080                              13658

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1999

                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 46.0%
-----------------------------------------------------------------------------------------------
BANKING -- 3.5%
    14,000            National Australia Bank, Exchange 7.875%....................  $   386,750
-----------------------------------------------------------------------------------------------
ENERGY -- 14.1%
                      Calenergy Capital Trust:
     3,070              Exchange 6.500%...........................................      117,811
     3,150              Exchange 6.250%...........................................      130,725
     8,000            Calpine Capital Trust, Exchange 5.750%......................      525,000
     7,494            El Paso Energy Cap Trust I, Exchange 4.750%.................      377,510
    11,000            Newell Financial Trust I, Exchange 5.250%...................      419,375
-----------------------------------------------------------------------------------------------
                                                                                      1,570,421
-----------------------------------------------------------------------------------------------
FINANCE -- 6.9%
     6,000            AES Trust III, Exchange 6.750%..............................      369,750
    11,200            Fleetwood Capital Trust, Exchange 6.000%....................      390,600
-----------------------------------------------------------------------------------------------
                                                                                        760,350
-----------------------------------------------------------------------------------------------
MULTIMEDIA -- 0.1%
        74            News Corp. Ltd. Exchange 5.000%.............................       10,591
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 9.8%
     9,215            Equity Office PPTYS Trust, Exchange 5.250%..................      363,993
    18,541            Equity Residential Properties, Exchange 7.250%..............      362,708
     4,000            General Growth Properties, Exchange 7.250%..................       80,000
    13,900            Reckson Associates Realty, Exchange 7.625%..................      276,263
-----------------------------------------------------------------------------------------------
                                                                                      1,082,964
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.0%
     1,200            Global Crossing, Exchange 7.000%............................      337,200
-----------------------------------------------------------------------------------------------
TRANSPORTATION -- 5.3%
     2,000            Canadian National Railway, Exchange 5.250%..................       84,000
    12,245            Union Pacific Cap Trust, Exchange 6.250%....................      509,698
-----------------------------------------------------------------------------------------------
                                                                                        593,698
-----------------------------------------------------------------------------------------------
MISCELLANEOUS -- 3.3%
     7,917            Newfield Financial Trust I, Exchange 6.500%.................      370,120
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $5,211,280)......    5,112,094
-----------------------------------------------------------------------------------------------
 FACE
AMOUNT       RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 54.0%
-------------------------------------------------------------------------------------------------
ADVERTISING -- 1.2%
$  121,000   A          Interpublic Group Cos. Inc., 1.870% due 6/1/06 (b)..........      137,486
-------------------------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION -- 3.6%
 1,016,000   BBB-       Lennar Corp., zero coupon due 7/29/18.......................      402,590
-------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 4.2%
   300,000   NR         Bea Systems Inc., 4.000% due 12/15/06 (b)...................      351,375
   100,000   Aa2*       GVC Corp. Ltd., zero coupon due 5/21/02 (b).................      112,750
-------------------------------------------------------------------------------------------------
                                                                                          464,125
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
ELECTRONIC -- 0.9%
$  100,000   A-         Potomac Electric Power Co., 5.000% due 9/1/02...............  $    97,750
-------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.2%
   600,000   BBB-       Elan International Financial, zero coupon due 12/14/18......      318,000
   300,000   NR         Financial Federal Corp., 4.500% due 5/1/05..................      285,750
   200,000   A-         Hellenic Finance SCA, 2.000% due 7/15/03 (b)................      200,500
-------------------------------------------------------------------------------------------------
                                                                                          804,250
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.2%
    58,000   BB-        Tenet Healthcare Corp., 6.000% due 12/1/05..................       47,343
   100,000   BBB+       Thermo Instrument System, 4.500% due 10/15/03 (b)...........       82,375
-------------------------------------------------------------------------------------------------
                                                                                          129,718
-------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.8%
   100,000   BB+        Interim Services Inc., 4.500% due 6/1/05....................       88,500
-------------------------------------------------------------------------------------------------
MEDIA -- 6.0%
   400,000   BBB-       Clear Channel Communication, 1.500% due 12/1/02.............      411,000
   200,000   BBB-       Liberty Media, 4.000% due 11/15/29 (b)......................      252,000
-------------------------------------------------------------------------------------------------
                                                                                          663,000
-------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 1.6%
   190,000   A-         Koninklijke Ahold NV, 3.000% due 9/30/03....................       97,912
   100,000   BBB        Thermo Electron Corp., 4.250% due 1/1/03 (b)................       85,000
-------------------------------------------------------------------------------------------------
                                                                                          182,912
-------------------------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.2%
   300,000   A+         Loews Corp., 3.125% due 9/15/07.............................      246,000
-------------------------------------------------------------------------------------------------
OIL AND NATURAL GAS -- 1.9%
   100,000   A          Baker Hughes Inc., zero coupon due 5/5/08...................       70,375
    66,000   A-         Diamond Offshore Drill, 3.750% due 2/15/07..................       66,990
   100,000   B-         Parker Drilling Corp., 5.500% due 8/1/04....................       70,000
-------------------------------------------------------------------------------------------------
                                                                                          207,365
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.7%
   100,000   BBB-       Security Cap U.S. Realty, 2.000% due 5/22/03 (b)............       74,312
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 19.6%
   500,000   B-         Aspect Telecommunications, zero coupon due 8/10/18 (b)......      200,000
   500,000   B-         Aspect Telecommunications, zero coupon due 5/13/20..........      200,000
                        Bell Atlantic Financial Service:
    99,000   A+         5.750% due 4/1/03 (b).......................................      104,198
   300,000   A+         4.250% due 9/15/05 (b)......................................      369,015
   400,000   BB+        Commscope Inc., 4.000% due 12/15/06 (b).....................      434,500
   400,000   NR         EchoStar Communications, 4.875% due 1/1/07 (b)..............      492,500
   600,000   B          Total Renal Care Holdings, 7.000% due 5/15/09 (b)...........      378,000
-------------------------------------------------------------------------------------------------
                                                                                        2,178,213
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
WHOLESALE DISTRIBUTOR -- 2.9%
$1,000,000   B          Brightpoint Inc., zero coupon due 3/11/18...................  $   326,250
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $5,815,435)......    6,002,471
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $11,026,715**)...........  $11,114,565
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") with the exemption of those identified by an asterisk(*), which are rated by Moody's Investor Service, Inc. ("Moody's").
(b) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 13 for a definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                    predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.
NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 76.7%
---------------------------------------------------------------------------------------
AEROSPACE-DEFENSE -- 1.8%
    10,000    Raytheon Co., Class B Shares................................  $   265,625
---------------------------------------------------------------------------------------
AUTOMOTIVE -- 7.0%
    12,700    Air Products and Chemicals, Inc. ...........................      426,244
     5,973    General Motors Corp. .......................................      434,162
     7,200    Genuine Parts Co. ..........................................      178,650
---------------------------------------------------------------------------------------
                                                                              1,039,056
---------------------------------------------------------------------------------------
CHEMICALS -- 5.6%
    17,200    ConAgra, Inc. ..............................................      388,075
    11,000    Rohm & Haas Co. ............................................      447,563
---------------------------------------------------------------------------------------
                                                                                835,638
---------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 13.8%
     7,700    Avery Dennison Corp. .......................................      561,137
     5,000    The Clorox Co. .............................................      251,875
     6,811    Eastman Kodak Co. ..........................................      451,229
    14,885    May Department Stores Co. ..................................      480,041
    10,500    Newell Rubbermaid, Inc. ....................................      304,500
---------------------------------------------------------------------------------------
                                                                              2,048,782
---------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.4%
     9,300    Bestfoods...................................................      488,831
     7,800    Hershey Foods Corp. ........................................      370,500
    13,000    PepsiCo, Inc. ..............................................      458,250
    15,759    Phillip Morris Cos., Inc. ..................................      365,412
---------------------------------------------------------------------------------------
                                                                              1,682,993
---------------------------------------------------------------------------------------
DRUGS -- 2.6%
     9,600    American Home Products Corp. ...............................      378,600
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.9%
     4,382    J.P. Morgan & Co. ..........................................      554,871
     6,600    UST, Inc. ..................................................      166,238
---------------------------------------------------------------------------------------
                                                                                721,109
---------------------------------------------------------------------------------------
HOSPITAL SUPPLIES AND SERVICES -- 2.7%
    11,000    Abbott Laboratories.........................................      399,438
---------------------------------------------------------------------------------------
MANUFACTURING -- 2.8%
     7,300    Emerson Electric Co. .......................................      418,837
---------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 4.8%
     6,563    E.I. du Pont de Nemours & Co. ..............................      432,338
     5,000    International Paper Co. ....................................      282,187
---------------------------------------------------------------------------------------
                                                                                714,525
---------------------------------------------------------------------------------------
OFFICE EQUIPMENT -- 2.4%
     7,200    Pitney Bowes, Inc. .........................................      347,850
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
OIL PRODUCTION - DOMESTIC -- 3.0%
     5,501    Exxon Mobil Corp. ..........................................  $   443,174
---------------------------------------------------------------------------------------
PRODUCER DURABLES -- 6.0%
     6,155    Caterpillar Inc. ...........................................      289,670
     6,130    Minnesota Mining & Manufacturing Co. .......................      599,974
---------------------------------------------------------------------------------------
                                                                                889,644
---------------------------------------------------------------------------------------
SUPERMARKETS -- 1.0%
     6,200    Winn-Dixie Stores, Inc. ....................................      148,412
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.9%
     6,500    ALLTEL Corp. ...............................................      537,469
    10,000    SBC Communications, Inc. ...................................      487,500
---------------------------------------------------------------------------------------
                                                                              1,024,969
---------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $12,157,938)....................   11,358,652


---------------------------------------------------------------------------------------
      FACE
    AMOUNT    SECURITY                                                            VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 23.3%
$  454,000    Morgan Stanley Dean Witter & Co., 2.470% due 1/3/00;
              Proceeds at maturity -- $454,093; (Fully collateralized by
              U.S. Treasury Notes, 14.250% due 2/15/02;
              Market value -- $463,078)...................................      454,000
 3,000,000    Chase Manhattan Bank, 2.000% due 1/3/00; Proceeds at
              maturity -- $3,000,500; (Fully collateralized by U.S.
              Treasury Note, 11.625% due 11/15/02; Market
              value -- $3,060,488)........................................    3,000,000
---------------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS (Cost -- $3,454,000)............    3,454,000
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $15,611,938*)............  $14,812,652
---------------------------------------------------------------------------------------

 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
COMMON STOCK -- 90.6%
-----------------------------------------------------------------------------------
AUTOMATION -- 0.3%
   3,500   Global Imaging Systems Inc. (a).............................  $   42,875
-----------------------------------------------------------------------------------
AUTOS AND TRANSPORTATION -- 2.6%
   2,527   Airborne Freight Corp. .....................................      55,594
   2,949   Arvin Industries, Inc. .....................................      83,678
   1,520   Borg-Warner Automotive, Inc. ...............................      61,560
   2,548   Eagle USA Airfreight, Inc. (a)..............................     109,883
     288   Navistar International Corp. (a)............................      13,644
   2,439   SkyWest, Inc. ..............................................      68,292
-----------------------------------------------------------------------------------
                                                                            392,651
-----------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION -- 1.6%
   3,766   D.R. Horton, Inc. ..........................................      52,018
   1,789   Dycom Industries, Inc. (a)..................................      78,828
   3,765   Insituform Technologies Inc., Class A Shares (a)............     106,361
-----------------------------------------------------------------------------------
                                                                            237,207
-----------------------------------------------------------------------------------
CHEMICALS -- 0.3%
   2,892   Ck Witco Corp. .............................................      38,681
-----------------------------------------------------------------------------------
COMPUTER SOFTWARE/SYSTEMS -- 11.4%
   2,283   AVT, Corp. (a)..............................................     107,301
   2,911   American Management Systems Inc. (a)........................      91,333
   1,355   Ardent Software, Inc. (a)...................................      52,845
   2,090   Cognex Corp. (a)............................................      81,510
   4,578   Computer Network Technology Corp. (a).......................     105,008
   4,578   Datastream Systems, Inc. (a)................................     112,447
   3,189   Dendrite International, Inc. (a)............................     108,027
   1,203   Genesys Telecommunications Laboratories Inc. (a)............      64,962
   2,212   ISS Group Inc. (a)..........................................     157,329
   2,753   Mastech Corp. (a)...........................................      68,137
   1,449   Mercury Interactive Corp. (a)...............................     156,401
     600   MicroStrategy Inc. (a)......................................     126,000
   2,262   National Computer Systems Inc. .............................      85,108
   5,300   NeoMagic Corp. (a)..........................................      57,969
   1,476   New Era of Networks Inc. (a)................................      70,294
   1,458   RadiSys Corp. (a)...........................................      74,358
   7,221   Sybase Inc. (a).............................................     122,757
     600   WebTrends Corp. (a).........................................      48,600
-----------------------------------------------------------------------------------
                                                                          1,690,386
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 8.4%
   2,787   Action Performance Cos., Inc. (a)...........................      32,050
   2,722   ADVO, Inc. (a)..............................................      64,647
     729   BroadVision, Inc. (a).......................................     123,976
   3,827   Cato Corp., Class A Shares..................................      48,316
   2,262   Complete Business Solutions, Inc. (a).......................      56,833
   1,637   Consolidated Graphics, Inc. (a).............................      24,453

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 8.4% (CONTINUED)
     557   Cort Business Services Corp. (a)............................  $    9,713
   2,670   Daisytek International Corp. (a)............................      62,244
   2,753   Education Management Corp. (a)..............................      38,542
   2,075   Ethan Allen Interiors, Inc. ................................      66,530
   2,194   Fossil, Inc. (a)............................................      50,736
   3,765   Interim Systems Corp. (a)...................................      93,184
     881   Lason, Inc. (a).............................................       9,691
   3,655   Mail-Well, Inc. (a).........................................      49,342
   1,784   McClatchy Co., Class A Shares...............................      77,158
   1,478   Navigant Consulting Inc. (a)................................      16,073
       8   Ogden Corp. ................................................          96
   3,286   Pacific Sunware of California, Inc. (a).....................     105,768
   2,190   Sirius Satellite Radio Inc. (a).............................      97,455
   2,983   Sonic Corp. (a).............................................      85,016
   1,670   Speedway Motorsports Inc. (a)...............................      46,447
   2,825   Trans World Entertainment Corp. (a).........................      29,662
   2,120   United Stationers Supply Co. (a)............................      60,552
-----------------------------------------------------------------------------------
                                                                          1,248,484
-----------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.1%
   1,387   Canadaigua Brands, Inc., Class A Shares (a).................      70,737
   2,308   Earthgrains Co. ............................................      37,217
   2,262   IBP, Inc. ..................................................      40,716
   2,624   Pilgrim's Pride Corp., Class B Shares.......................      21,812
-----------------------------------------------------------------------------------
                                                                            170,482
-----------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
   1,698   C-cube Microsystems Inc. (a)................................     105,700
   2,263   Park Electrochemical Corp. .................................      60,111
-----------------------------------------------------------------------------------
                                                                            165,811
-----------------------------------------------------------------------------------
ELECTRONICS -- 1.8%
   2,614   Brooks Automation, Inc. (a).................................      85,118
   1,456   Hadco Corp. (a).............................................      74,256
   3,550   Integrated Device Technology, Inc. (a)......................     102,950
-----------------------------------------------------------------------------------
                                                                            262,324
-----------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR -- 3.2%
   1,100   Alpha Industries Inc. (a)...................................      63,044
   3,766   Amkor Technologies Inc. (a).................................     106,389
   1,178   Lam Research Corp. (a)......................................     131,421
   1,800   Lattice Semiconductor Corp. (a).............................      84,825
   1,200   TranSwitch Corp. (a)........................................      87,075
-----------------------------------------------------------------------------------
                                                                            472,754
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
ENTERTAINMENT -- 0.7%
   6,480   Aztar Corp. (a).............................................  $   70,470
   2,864   Boca Resorts, Inc. (a)......................................      27,924
-----------------------------------------------------------------------------------
                                                                             98,394
-----------------------------------------------------------------------------------
FINANCIAL SERVICES -- 11.3%
   2,614   Affiliated Managers Group Inc. (a)..........................     105,704
   1,076   Astoria Financial Corp. ....................................      32,751
   1,941   Bank United Corp., Class A Shares...........................      52,892
   2,781   Brenton Banks, Inc. ........................................      28,158
   1,238   Centura Banks, Inc. ........................................      54,627
   1,655   City National Corp. ........................................      54,511
   1,918   Commerce Bancorp, Inc. .....................................      77,559
   2,439   Dime Bancorp, Inc. .........................................      36,890
   3,675   Doral Financial Corp. ......................................      45,248
   3,444   Eaton Vance Corp. ..........................................     130,872
   3,005   Enhance Financial Services Group, Inc. .....................      48,831
   1,655   Everest Reinsurance Holdings, Inc. .........................      36,927
   3,839   Fidelity National Financial, Inc. ..........................      55,186
   1,076   Financial Security Assurance Holdings, Ltd. ................      56,086
   3,005   First American Financial Corp. .............................      37,375
   2,656   FirstFed Financial Corp. (a)................................      37,350
   2,511   Flagstar Bancorp, Inc. .....................................      43,315
   2,783   Hamilton Bancorp, Inc. (a)..................................      49,398
   3,737   HCC Insurance Holdings, Inc. ...............................      49,282
   3,765   Medallion Financial Corp. ..................................      67,534
   1,648   Medical Assurance, Inc. (a).................................      34,917
   3,021   National Commerce Bancorporation............................      68,539
   3,444   People's Heritage Financial Group, Inc. ....................      51,875
   1,300   Radian Group, Inc. .........................................      62,075
   5,468   Republic Bancorp Inc. ......................................      66,386
     764   SEI Investments Co. ........................................      90,927
   4,252   Southwest Bancorp Of Texas Inc. (a).........................      84,243
   2,745   United Bankshares, Inc. ....................................      65,537
   1,717   Westamerica Bancorporation..................................      47,969
-----------------------------------------------------------------------------------
                                                                          1,672,964
-----------------------------------------------------------------------------------
FOOD AND BEVERAGE PRODUCTS -- 1.2%
   2,090   Hain Food Group Inc. (a)....................................      46,764
   4,421   International Home Foods, Inc. (a)..........................      76,815
   1,565   Robert Mondavi Corp., Class A Shares (a)....................      54,384
-----------------------------------------------------------------------------------
                                                                            177,963
-----------------------------------------------------------------------------------
HEALTHCARE -- 7.6%
   1,514   Alpharma, Inc., Class A Shares..............................      46,556
   3,300   Aviron (a)..................................................      52,181
   2,298   Bindley Western Industries, Inc. ...........................      34,614
   2,283   CONMED Corp. (a)............................................      59,073
   2,400   COR Therapeutics, Inc. (a)..................................      64,500
   2,457   Datascope Corp. ............................................      98,280

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
HEALTHCARE -- 7.6% (CONTINUED)
     728   Gilead Sciences, Inc. (a)...................................  $   39,403
   1,160   IDEC Pharmaceuticals Corp. (a)..............................     113,970
   3,922   InfoCure Corp. (a)..........................................     122,317
   1,822   King Pharmaceuticals, Inc. (a)..............................     102,146
   1,870   Medicis Pharmaceutical Corp., Class A Shares (a)............      79,592
     500   Millennium Pharmaceuticals, Inc. (a)........................      61,000
   1,155   Priority Healthcare, Corp. (a)..............................      33,423
     963   Protein Design Labs, Inc. (a)...............................      67,410
   1,931   Renal Care Group, Inc. (a)..................................      45,137
   2,579   Res-Care, Inc. (a)..........................................      32,882
   2,062   Sunrise Assisted Living, Inc. (a)...........................      28,352
   1,870   Trigon Healthcare, Inc. (a).................................      55,165
-----------------------------------------------------------------------------------
                                                                          1,136,001
-----------------------------------------------------------------------------------
INTEGRATED OIL -- 0.9%
   1,732   Cal Dive International, Inc. (a)............................      57,372
   1,303   Devon Energy Corp. .........................................      42,836
   5,397   Friede Goldman Halter Inc. (a)..............................      37,442
-----------------------------------------------------------------------------------
                                                                            137,650
-----------------------------------------------------------------------------------
MACHINERY -- 0.5%
   2,457   Terex Corp. (a).............................................      68,182
-----------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.5%
   3,415   AK Steel Holding Corp. .....................................      64,458
   2,464   AptarGroup, Inc. ...........................................      61,908
   1,932   Dexter Corp. ...............................................      76,797
   1,352   NVR, Inc. (a)...............................................      64,558
   2,027   OM Group Inc. ..............................................      69,805
       1   Pope & Talbot, Inc. ........................................          16
   1,599   Simpson Manufacturing Co., Inc. (a).........................      69,956
   2,144   Tredegar Industries, Inc. ..................................      44,354
   3,956   Tower Automotive Inc. (a)...................................      61,071
-----------------------------------------------------------------------------------
                                                                            512,923
-----------------------------------------------------------------------------------
MEDICAL AND HEALTH PRODUCTS -- 0.3%
   2,946   Gliatech Inc. (a)...........................................      48,977
-----------------------------------------------------------------------------------
MEDICAL AND HEALTH TECHNOLOGY SERVICES -- 0.4%
     400   PE Corp. - Celera Genomics Group (a)........................      59,600
-----------------------------------------------------------------------------------
OTHER ENERGY -- 1.7%
   2,439   Barrett Resources Corp. (a).................................      71,798
   4,876   Marine Drilling Cos., Inc. (a)..............................     109,405
   2,626   Newfield Exploration Co. (a)................................      70,246
-----------------------------------------------------------------------------------
                                                                            251,449
-----------------------------------------------------------------------------------
PAPER AND RELATED PRODUCTS -- 0.6%
   2,101   Potlatch Corp. .............................................      93,757
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.1%
   2,251   Astec Industries, Inc. (a)..................................  $   42,347
   1,062   Briggs & Stratton Corp. ....................................      56,950
   2,034   C & D Technology, Inc. .....................................      86,445
   1,996   Centex Construction Products, Inc. .........................      77,844
   1,870   Centex Corp. ...............................................      46,166
   1,827   Cordant Technologies, Inc. .................................      60,291
   2,166   Jacobs Engineering Group Inc. (a)...........................      70,395
   3,070   Lennar Corp. ...............................................      49,888
   2,511   Primex Technologies, Inc. ..................................      52,103
   2,942   Reliance Steel & Aluminum Co. ..............................      68,953
-----------------------------------------------------------------------------------
                                                                            611,382
-----------------------------------------------------------------------------------
REAL ESTATE/REITS -- 4.8%
   1,717   Arden Realty, Inc. .........................................      34,447
   1,599   Cousins Properties, Inc. ...................................      54,266
   2,079   EastGroup Properties, Inc. .................................      38,461
   4,785   Equity Inns, Inc. ..........................................      32,299
   2,098   First Industrial Realty Trust, Inc. ........................      57,564
   2,511   General Growth Properties Inc. .............................      70,308
   3,172   Glenborough Realty Trust, Inc. .............................      42,425
   1,450   Health Care Properties Investors, Inc. .....................      34,619
   3,012   Liberty Property Trust......................................      73,041
   1,504   Mid-American Apartment Communities, Inc. ...................      34,028
   2,960   Nationwide Health Properties, Inc. .........................      40,700
   2,511   Parkway Properties Inc. ....................................      72,348
   3,766   Prime Retail, Inc. .........................................      21,184
   3,701   Reckson Associates Realty Corp. ............................      75,870
   1,827   Regency Realty Corp. .......................................      36,540
       1   Starwood Hotels & Resort Worldwide, Inc. ...................          24
-----------------------------------------------------------------------------------
                                                                            718,124
-----------------------------------------------------------------------------------
RESTAURANTS AND LODGING -- 0.8%
   2,864   Jack In The Box Inc., (a)...................................      59,249
   6,866   Lone Star Steakhouse & Saloon, Inc. (a).....................      61,258
-----------------------------------------------------------------------------------
                                                                            120,507
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
RETAIL/STORES -- 4.9%
   2,184   Ames Department Stores Inc. (a).............................  $   62,927
   2,079   AnnTaylor Stores Corp. (a)..................................      71,596
   2,513   Bebe Stores, Inc. (a).......................................      67,851
   3,835   Burlington Coat Factory Warehouse Corp. ....................      53,211
   2,510   Chico's FAS, Inc. (a).......................................      94,439
   2,239   Cost Plus, Inc. (a).........................................      79,764
   4,521   Haverty Furniture Cos., Inc. ...............................      57,078
   3,655   K-Swiss' Inc. ..............................................      67,903
   1,800   Linens 'n Things, Inc. (a)..................................      53,325
   2,379   The Men's Wearhouse Inc. (a)................................      69,883
   2,426   Rent-a-center, Inc. (a).....................................      48,065
-----------------------------------------------------------------------------------
                                                                            726,042
-----------------------------------------------------------------------------------
TECHNOLOGY -- 5.0%
   1,261   CSG Systems International, Inc. (a).........................      50,282
   2,786   Esterline Technologies Corp. (a)............................      32,213
   3,257   Mettler-Toledo International Inc. (a).......................     124,377
   1,437   PRI Automation, Inc. (a)....................................      96,459
   1,924   Progress Software Corp. (a).................................     109,187
   1,624   Semtech Corp. (a)...........................................      84,651
     500   VerticalNet, Inc. (a).......................................      82,000
   1,805   Westinghouse Air Brake Co. .................................      32,039
   1,711   Xircom Inc. (a).............................................     128,325
-----------------------------------------------------------------------------------
                                                                            739,533
-----------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.2%
   3,550   Advanced Fibre Communications Inc. (a)......................     158,644
   1,334   ANTEC Corp. (a).............................................      48,691
   1,092   Carrier Access Corp. (a)....................................      73,505
   1,142   Commonwealth Telephone Enterprises, Inc. (a)................      60,383
   3,402   ITC DeltaCom Inc. (a).......................................      93,980
   3,546   Intermedia Communications Inc. (a)..........................     137,629
   1,845   Polycom, Inc. (a)...........................................     117,503
   3,275   Primus Telecommunications Group (a).........................     125,269
     977   Proxim Inc. (a).............................................     107,470
-----------------------------------------------------------------------------------
                                                                            923,074
-----------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
   1,715   Alaska Air Group, Inc. (a)..................................      60,239
   1,784   U.S. Freightways Corp. .....................................      85,409
-----------------------------------------------------------------------------------
                                                                            145,648
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

 SHARES                              SECURITY                              VALUE
-----------------------------------------------------------------------------------
UTILITIES -- 3.3%
   1,965   Connecticut Energy Corp. ...................................  $   76,389
   8,064   El Paso Electric Co. (a)....................................      79,128
   2,212   IDACORP, Inc. ..............................................      59,309
   3,090   MDU Resources Group, Inc. ..................................      61,800
   1,388   New Jersey Resources Corp. .................................      54,219
   3,005   NorthWestern Corp. .........................................      66,110
   2,079   Southwest Gas Corp. ........................................      47,817
   2,439   UGI Corp. ..................................................      49,847
-----------------------------------------------------------------------------------
                                                                            494,619
-----------------------------------------------------------------------------------
           TOTAL COMMON STOCK(Cost -- $12,510,707).....................  13,458,444
-----------------------------------------------------------------------------------

  FACE
 AMOUNT                              SECURITY                               VALUE
------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.4%
           U.S. Treasury Bills (b):
$ 10,000   4.87% due 3/16/00...........................................        9,899
  50,000   5.18% due 3/16/00...........................................       49,460
------------------------------------------------------------------------------------
           TOTAL U.S. TREASURY BILLS (Cost -- $59,359).................       59,359
------------------------------------------------------------------------------------
           SUB-TOTAL INVESTMENTS (Cost -- $12,570,066).................   13,517,803
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.0%
1,339,000  Chase Manhattan Bank, 2.000% due 1/3/00; Proceeds at
           maturity -- $1,339,223; (Fully collateralized by U.S.
           Treasury Note, 11.625% due 11/15/02; Market
           value -- $1,369,769) (Cost -- $1,339,000)...................    1,339,000
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS (Cost -- $13,909,066*)....................  $14,856,803
------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Rate represents annualized yield to maturity.
 *  Aggregated cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 89.3%
--------------------------------------------------------------------------------------
AUTO PARTS -- 0.0%
     1,100   Federal-Mogul Corp..........................................  $    22,138
--------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 2.6%
    64,400   AGCO Corp...................................................      865,375
    79,600   Houston Exploration Co. (a).................................    1,577,075
--------------------------------------------------------------------------------------
                                                                             2,442,450
--------------------------------------------------------------------------------------
BROADCASTING -- 1.6%
    35,700   American Tower Corp.........................................    1,091,081
    14,100   Hearst-Argyle Television, Inc. (a)..........................      375,412
     2,800   Sinclair Broadcast Group Inc., Class A Shares (a)...........       34,169
       225   Spanish Broadcasting System, Inc. (a).......................        9,056
--------------------------------------------------------------------------------------
                                                                             1,509,718
--------------------------------------------------------------------------------------
BROKERAGE -- 2.9%
    84,470   A.G. Edwards, Inc...........................................    2,708,319
--------------------------------------------------------------------------------------
BUSINESS SERVICES -- 5.4%
    17,380   Collectors Universe, Inc. (a)...............................      108,625
    14,600   CSG Systems International, Inc. (a).........................      582,175
    36,845   Fiserv, Inc. (a)............................................    1,411,624
     9,800   Great Atlantic & Pacific Tea Co., Inc.......................      273,175
     9,190   Learning Tree International, Inc. (a).......................      257,320
    49,840   SportsLine USA, Inc. (a)....................................    2,498,230
--------------------------------------------------------------------------------------
                                                                             5,131,149
--------------------------------------------------------------------------------------
COMMERICAL SERVICES -- 2.1%
    62,200   NOVA Corp. (a)..............................................    1,963,188
--------------------------------------------------------------------------------------
COMPUTERS -- 0.6%
       500   Computer Network Technology Corp. (a).......................       11,469
     5,300   Emulex Corp. (a)............................................      596,250
--------------------------------------------------------------------------------------
                                                                               607,719
--------------------------------------------------------------------------------------
COMPUTER SERVICES -- 11.2%
     9,680   Affiliated Computer Services, Inc., Class A Shares (a)......      445,280
    10,325   Ancor Communications Inc. (a)...............................      700,809
     6,650   The BISYS Group, Inc. (a)...................................      433,912
     2,300   CheckFree Holdings Corp. (a)................................      240,350
    27,300   National Data Corp..........................................      926,494
    56,200   RSA Security Inc. (a).......................................    4,355,500
    25,500   Seagate Technology, Inc. (a)................................    1,187,344
    98,300   SunGard Data Systems Inc. (a)...............................    2,334,625
--------------------------------------------------------------------------------------
                                                                            10,624,314
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 7.2%
    15,660   Aspen Technology, Inc. (a)..................................  $   414,011
     1,100   Citrix Systems, Inc. (a)....................................      135,300
    16,290   DST Systems, Inc. (a).......................................    1,243,131
    36,400   Harbinger Corp. (a).........................................    1,157,975
     5,400   Interliant Inc. (a).........................................      140,400
     2,500   Macromedia, Inc. (a)........................................      182,812
    16,400   Network Solutions Inc. (a)..................................    3,568,025
--------------------------------------------------------------------------------------
                                                                             6,841,654
--------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.0%
    26,320   BJ's Wholesale Club, Inc. (a)...............................      960,680
       500   Gartner Group, Inc., Class B Shares.........................        7,625
--------------------------------------------------------------------------------------
                                                                               968,305
--------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.1%
    86,030   Cable Design Technologies Corp. (a).........................    1,978,690
--------------------------------------------------------------------------------------
ELECTRONICS -- 4.7%
    13,500   Analog Devices, Inc. (a)....................................    1,255,500
     9,400   KLA-Tenor Corp. (a).........................................    1,046,925
    39,570   Lo-Jack Corp. (a)...........................................      267,098
       900   LTX Corp. (a)...............................................       20,137
    26,440   SIPEX Corp. (a).............................................      649,433
    18,700   Teradyne Inc. (a)...........................................    1,234,200
--------------------------------------------------------------------------------------
                                                                             4,473,293
--------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.8%
     4,700   RF Micro Devices, Inc. (a)..................................      321,656
     6,200   Sawtek Inc. (a).............................................      412,688
--------------------------------------------------------------------------------------
                                                                               734,344
--------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR -- 3.8%
    29,000   Amkor Technology, Inc. (a)..................................      819,250
    10,200   Cypress Semiconductor Corp. (a).............................      330,225
    17,900   DuPont Photomasks, Inc. (a).................................      863,675
    13,300   Etec Systems, Inc. (a)......................................      596,838
       600   Metromedia Fiber Network Inc., Class A Shares (a)...........       28,762
    20,300   MKS Instruments Inc. (a)....................................      733,338
     1,800   Novellus Systems, Inc. (a)..................................      220,556
--------------------------------------------------------------------------------------
                                                                             3,592,644
--------------------------------------------------------------------------------------
FOODS -- 2.1%
   103,700   The Kroger Co...............................................    1,957,337
--------------------------------------------------------------------------------------
FOODS AND BEVERAGES -- 1.1%
    35,900   Keebler Foods Co. (a).......................................    1,009,687
--------------------------------------------------------------------------------------
HEALTH EQUIPMENT AND SERVICES -- 0.8%
    13,600   Waters Corp. (a)............................................      720,800
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
INTERNET CONTENT -- 0.3%
     2,965   S1 Corp. (a)................................................  $   231,641
--------------------------------------------------------------------------------------
MACHINERY -- 0.7%
    20,100   Applied Science and Technology, Inc. .......................      668,011
--------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 0.8%
    76,200   STERIS Corp. (a)............................................      785,812
--------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 5.1%
    12,700   Cytyc Corp. (a).............................................      775,494
    71,170   IDEXX Laboratories, Inc. (a)................................    1,147,616
    56,800   VISX, Inc. (a)..............................................    2,939,400
--------------------------------------------------------------------------------------
                                                                             4,862,510
--------------------------------------------------------------------------------------
MEDICAL SERVICES -- 5.8%
   257,190   Health Management Associates, Inc., Class A Shares (a)......    3,439,916
    30,020   Lincare Holdings Inc. (a)...................................    1,041,319
   148,400   Total Rental Care Holdings, Inc. (a)........................      992,425
--------------------------------------------------------------------------------------
                                                                             5,473,660
--------------------------------------------------------------------------------------
NATURAL GAS - DIVERSIFIED -- 3.4%
   119,400   Newfield Exploration Co. (a)................................    3,193,950
--------------------------------------------------------------------------------------
OIL DRILLING AND SERVICES -- 14.8%
    62,600   Apache Corp. ...............................................    2,312,288
    20,880   Cooper Cameron Corp. (a)....................................    1,021,815
    31,050   Diamond Offshore Drilling, Inc. ............................      948,966
    87,100   EOG Resources, Inc..........................................    1,529,694
   205,640   Global Industries, Ltd. (a).................................    1,773,645
    88,920   Noble Drilling Corp. (a)....................................    2,912,130
    84,300   Transocean Sedco Forex Inc..................................    2,839,856
    10,800   Vastar Resources, Inc.......................................      637,200
--------------------------------------------------------------------------------------
                                                                            13,975,594
--------------------------------------------------------------------------------------
PAPER PRODUCTS -- 0.6%
    25,000   Smurfit-Stone Container Corp. (a)...........................      612,500
--------------------------------------------------------------------------------------
PHARMACEUTICAL -- 1.9%
     6,540   Sepracor Inc. (a)...........................................      648,686
    24,400   United Therapeutics Corp. (a)...............................    1,122,400
--------------------------------------------------------------------------------------
                                                                             1,771,086
--------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER -- 2.6%
     6,900   Meredith Corp...............................................      287,644
    14,200   Readers Digest Associates, Inc., Class A Shares.............      415,350
    27,670   Scholastic Corp. (a)........................................    1,720,728
--------------------------------------------------------------------------------------
                                                                             2,423,722
--------------------------------------------------------------------------------------
RETAIL - SPECIALTY -- 0.2%
    30,460   Gymboree Corp. (a)..........................................      171,338
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.1%
    76,000   Intermedia Communications, Inc. (a).........................  $ 2,949,750
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $67,494,306)....................   84,405,323
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 10.7%
             Federal Home Loan Mortgage Corp.:
$3,600,000   5.720% due 1/12/00..........................................    3,593,708
 6,500,000   1.500% due 1/3/00...........................................    6,499,458
--------------------------------------------------------------------------------------
             TOTAL SHORT TERM SECURITIES (Cost -- $10,093,166)...........   10,093,166
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $77,587,472*)............  $94,498,489
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 89.2%
-----------------------------------------------------------------------------------------
AEROSPACE -- 0.8%
    22,580   General Dynamics Corp. .....................................    $  1,191,095
-----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.9%
    20,510   United Technologies Corp. ..................................       1,333,150
-----------------------------------------------------------------------------------------
AUTO PARTS -- 0.3%
    22,410   Federal-Mogul Corp. ........................................         451,001
-----------------------------------------------------------------------------------------
AUTO RELATED -- 0.1%
     1,400   SPX Corp. (a)...............................................         113,137
-----------------------------------------------------------------------------------------
BANKING -- 1.5%
    15,250   Bank of America Corp. ......................................         765,359
    16,800   Bank One Corp. .............................................         538,650
     7,520   Chase Manhattan Corp. ......................................         584,210
    10,720   Wells Fargo Co. ............................................         433,490
-----------------------------------------------------------------------------------------
                                                                                2,321,709
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.7%
    23,030   Guidant Corp. (a)...........................................       1,082,410
-----------------------------------------------------------------------------------------
BREWERS -- 1.2%
    24,900   Anheuser-Busch Cos. Inc. ...................................       1,764,788
-----------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE -- 2.1%
    29,825   Infinity Broadcasting Corp., Class A Shares (a).............       1,079,292
    28,590   Time Warner, Inc. ..........................................       2,070,988
-----------------------------------------------------------------------------------------
                                                                                3,150,280
-----------------------------------------------------------------------------------------
BROKERAGE -- 0.2%
     3,700   Merrill Lynch & Co. Inc. ...................................         308,950
-----------------------------------------------------------------------------------------
CABLE TELEVISION - EQUIPMENT -- 0.5%
    16,280   Comcast Corp., Class A Shares...............................         818,070
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.0%
       925   Ancor Communications Inc. (a)...............................          62,784
-----------------------------------------------------------------------------------------
CHEMICALS -- 1.3%
    11,210   Cambrex Corp. ..............................................         386,044
    36,120   Pharmacia & Upjohn, Inc. ...................................       1,625,400
-----------------------------------------------------------------------------------------
                                                                                2,011,444
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.6%
    36,230   The Dial Corp. .............................................         880,842
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.5%
     5,600   EchoStar Communications, Class A Shares (a).................         546,000
     1,700   General Instrument Corp. ...................................         144,500
        20   Tellabs, Inc. (a)...........................................           1,284
-----------------------------------------------------------------------------------------
                                                                                  691,784
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMPUTER SERVICES -- 3.6%
     2,100   Ariba Inc. (a)..............................................    $    372,487
    13,570   First Data Corp. ...........................................         669,171
     7,680   VeriSign, Inc. (a)..........................................       1,466,400
    21,065   VERITAS Software Corp. (a)..................................       3,014,928
-----------------------------------------------------------------------------------------
                                                                                5,522,986
-----------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 13.4%
    19,610   BMC Software, Inc. (a)......................................       1,567,574
    44,160   Cisco Systems, Inc. (a).....................................       4,730,640
     4,340   Citrix Systems Inc. (a).....................................         533,820
    11,610   Computer Associates International, Inc. ....................         811,974
    31,850   Compuware Corp. (a).........................................       1,186,413
     4,600   Macromedia, Inc. (a)........................................         336,375
    55,740   Microsoft Corp. (a).........................................       6,507,645
    32,685   Oracle Corp. (a)............................................       3,662,763
       980   Phone.com, Inc. (a).........................................         113,619
    17,600   Seagate Technology, Inc. (a)................................         819,500
     4,765   Trintech Group PLC -- ADR (a)...............................         235,868
-----------------------------------------------------------------------------------------
                                                                               20,506,191
-----------------------------------------------------------------------------------------
COMPUTERS -- 3.8%
    12,500   International Business Machines Corp........................       1,350,000
    57,280   Sun Microsystems, Inc. (a)..................................       4,435,620
-----------------------------------------------------------------------------------------
                                                                                5,785,620
-----------------------------------------------------------------------------------------
CONGLOMERATES -- 0.7%
     6,500   General Electric Co. .......................................       1,005,875
-----------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.9%
     6,200   Cendant Corp. (a)...........................................         164,687
    24,560   Colgate-Palmolive Co. ......................................       1,596,400
    10,030   The Procter & Gamble Co.....................................       1,098,912
-----------------------------------------------------------------------------------------
                                                                                2,859,999
-----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 2.0%
    76,500   Tyco International Ltd. ....................................       2,973,938
-----------------------------------------------------------------------------------------
DRUGS -- 1.4%
    54,670   American Home Products Corp. ...............................       2,156,048
-----------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 1.0%
    23,930   Bristol-Myers Squibb Co. ...................................       1,536,007
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRONICS -- 6.4%
    13,840   CBS Corp. (a)...............................................    $    884,895
     5,700   The DII Group, Inc. (a).....................................         404,522
    22,450   EMC Corp. (a)...............................................       2,452,663
     6,500   Hewlett-Packard Co. ........................................         740,594
     7,900   Intel Corp. ................................................         650,269
    22,990   Motorola, Inc. .............................................       3,385,277
     7,900   Oak Industries Inc. (a).....................................         838,388
     5,200   SCI Systems Inc. (a)........................................         427,375
-----------------------------------------------------------------------------------------
                                                                                9,783,983
-----------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTOR -- 5.6%
    48,660   Analog Devices, Inc. (a)....................................       4,525,380
    49,800   LSI Logic Corp. (a).........................................       3,361,500
     8,300   Micron Technology Inc. (a)..................................         645,325
-----------------------------------------------------------------------------------------
                                                                                8,532,205
-----------------------------------------------------------------------------------------
ENERGY -- 0.3%
     4,960   Atlantic Richfield Co. .....................................         429,040
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.5%
    16,300   Carnival Corp. .............................................         779,344
-----------------------------------------------------------------------------------------
FINANCIAL -- 0.6%
    19,500   Freddie Mac.................................................         917,719
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.2%
    23,598   Associates First Capital Corp. .............................         647,470
    32,960   Axa Financial Inc. .........................................       1,116,520
    15,600   Capital One Financial Corp. ................................         751,725
     5,400   Morgan Stanley Dean Witter & Co. ...........................         770,850
-----------------------------------------------------------------------------------------
                                                                                3,286,565
-----------------------------------------------------------------------------------------
FOOD PROCESSING -- 1.0%
    20,240   Nabisco Holdings Corp., Class A Shares......................         640,090
    14,500   The Quaker Oats Co. ........................................         951,562
-----------------------------------------------------------------------------------------
                                                                                1,591,652
-----------------------------------------------------------------------------------------
HOSPITAL SUPPLIES AND SERVICES -- 0.5%
    12,950   United HealthCare Corp. ....................................         687,969
-----------------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS AND APPLIANCES -- 0.8%
     8,900   Corning Inc. ...............................................       1,147,544
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
    23,220   The Clorox Co. .............................................       1,169,707
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
INSURANCE -- 4.3%
    15,420   American International Group, Inc. .........................    $  1,667,288
     5,700   Aon Corp. ..................................................         228,000
    20,660   CIGNA Corp. ................................................       1,664,421
    16,960   Hartford Financial Services Group, Inc. ....................         803,480
     9,810   Providian Financial Corp. ..................................         893,323
    18,950   ReliaStar Financial Services, Inc. .........................         742,603
     5,400   Marsh & Mclennan Cos., Inc. ................................         516,712
-----------------------------------------------------------------------------------------
                                                                                6,515,827
-----------------------------------------------------------------------------------------
MACHINERY -- 0.3%
     6,900   Deere & Co. ................................................         299,288
     3,400   Ingersoll-Rand Co. .........................................         187,212
-----------------------------------------------------------------------------------------
                                                                                  486,500
-----------------------------------------------------------------------------------------
MANUFACTURING -- 1.5%
    22,800   Danaher Corp. ..............................................       1,100,100
    12,200   Flextronics International Ltd. (a)..........................         561,200
    26,080   Owens-Illinois, Inc. (a)....................................         653,630
-----------------------------------------------------------------------------------------
                                                                                2,314,930
-----------------------------------------------------------------------------------------
MEDICAL EQUIPMENT -- 0.9%
    36,950   Medtronic Inc. .............................................       1,346,366
-----------------------------------------------------------------------------------------
MEDICAL PRODUCTS AND SUPPLIES -- 0.7%
    22,400   Boston Scientific Corp. (a).................................         490,000
    10,990   VISX, Inc. (a)..............................................         568,733
-----------------------------------------------------------------------------------------
                                                                                1,058,733
-----------------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.6%
    23,280   Lincoln National Corp.......................................         931,200
-----------------------------------------------------------------------------------------
OIL AND GAS -- 0.4%
    15,000   Noble Drilling Corp. (a)....................................         491,250
     2,310   Total Fina SA -- ADR........................................         159,967
-----------------------------------------------------------------------------------------
                                                                                  651,217
-----------------------------------------------------------------------------------------
OIL - EXPLORATION AND PRODUCTION -- 0.1%
     6,280   Devon Energy Corp. .........................................         206,455
-----------------------------------------------------------------------------------------
OIL DRILLING AND SERVICES -- 0.4%
    19,400   Transocean Sedco Forex Inc. ................................         653,537
-----------------------------------------------------------------------------------------
OIL INTEGRATED - INTERNATIONAL -- 0.7%
    18,864   BP Amoco PLC -- ADR.........................................       1,118,871
-----------------------------------------------------------------------------------------
OIL PRODUCTION - DOMESTIC -- 1.8%
     7,820   Cooper Cameron Corp. (a)....................................         382,691
    13,100   EOG Resources, Inc. ........................................         230,069
    26,461   Exxon Mobil Corp. ..........................................       2,131,764
-----------------------------------------------------------------------------------------
                                                                                2,744,524
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PAPER - FOREST PRODUCTS -- 1.7%
    10,760   Abitibi-Consolidated Inc. ..................................    $    127,775
    68,820   Conoco Inc., Class B Shares.................................       1,698,994
    14,880   Bowater Inc. ...............................................         808,170
-----------------------------------------------------------------------------------------
                                                                                2,634,939
-----------------------------------------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT -- 0.2%
     1,290   Digimarc Corp. (a)..........................................          64,500
    14,570   Polaroid Corp. .............................................         274,098
-----------------------------------------------------------------------------------------
                                                                                  338,598
-----------------------------------------------------------------------------------------
PUBLISHING -- 0.9%
    23,680   Tribune Co. ................................................       1,303,880
-----------------------------------------------------------------------------------------
RETAIL -- 6.7%
     9,600   Costco Wholesale Corp. (a)..................................         876,000
    37,020   CVS Corp. ..................................................       1,478,486
        50   FreeMarkets Inc. (a)........................................          17,066
    16,700   The Gap Inc. ...............................................         768,200
    35,180   Kroger Co. (a)..............................................         664,023
    44,805   Office Depot Inc. (a).......................................         490,055
    52,780   Safeway Inc. (a)............................................       1,876,989
     6,400   Tandy Corp. ................................................         314,800
    23,930   TJX Cos. ...................................................         489,069
    27,250   U.S. Bancorp................................................         648,891
    38,070   Wal-Mart Stores, Inc. ......................................       2,631,589
-----------------------------------------------------------------------------------------
                                                                               10,255,168
-----------------------------------------------------------------------------------------
SOFTWARE -- 0.7%
    12,400   America Online Inc. (a).....................................         935,425
     2,400   BEA Systems, Inc. (a).......................................         167,850
-----------------------------------------------------------------------------------------
                                                                                1,103,275
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
     2,775   Liberate Technologies, Inc. (a).............................         713,175
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.3%
     6,280   GTE Corp. ..................................................         443,132
    19,490   Nortel Networks Corp. ......................................       1,968,490
    20,480   SBC Communications, Inc. ...................................         998,400
    21,300   Sprint, Corp. ..............................................       1,433,756
    32,080   Sprint, Corp. (PCS Group) (a)...............................       3,288,200
-----------------------------------------------------------------------------------------
                                                                                8,131,978
-----------------------------------------------------------------------------------------
TELEPHONE -- 3.0%
    36,510   Bell Atlantic Corp. ........................................       2,247,647
    43,721   MCI Worldcom, Inc. (a)......................................       2,319,919
-----------------------------------------------------------------------------------------
                                                                                4,567,566
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999

                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
UTILITIES -- 1.3%
     7,300   The AES Corp. (a)...........................................    $    545,675
    14,870   CMS Energy Corp. ...........................................         463,758
     7,570   Columbia Energy Group.......................................         478,802
    14,190   Texas Utilities Co. ........................................         504,632
-----------------------------------------------------------------------------------------
                                                                                1,992,867
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $112,186,109)...................     135,923,442
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 6.1%
-----------------------------------------------------------------------------------------
FRANCE -- 1.5%
    27,600   Sanofi SA...................................................       1,149,538
     8,800   Total Ser B.................................................       1,174,741
-----------------------------------------------------------------------------------------
                                                                                2,324,279
-----------------------------------------------------------------------------------------
GERMANY -- 0.8%
     5,090   Mannesmann AG...............................................       1,232,809
-----------------------------------------------------------------------------------------
IRELAND -- 0.6%
   115,700   Bank of Ireland.............................................         920,882
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.7%
    24,370   AstraZeneca.................................................       1,010,271
-----------------------------------------------------------------------------------------
JAPAN -- 2.0%
    70,000   Hitachi Ltd. ...............................................       1,119,673
        68   Nippon Telegraph & Tel C....................................       1,160,637
     3,100   ORIX Corp. .................................................         696,012
-----------------------------------------------------------------------------------------
                                                                                2,976,322
-----------------------------------------------------------------------------------------
SWEDEN -- 0.5%
    12,210   Ericsson Tel B Free.........................................         786,749
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $7,874,437)....................       9,251,312
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.7%
             Federal Home Loan Mortgage Corp.:
$3,300,000   5.72% due 1/12/2000.........................................     3,294,232
 3,900,000   1.50% due 1/3/2000..........................................     3,899,675
---------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (Cost -- $7,193,907)...........     7,193,907
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $127,254,453*)...........  $152,368,661
---------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1999

                                                                            DISCIPLINED       MFS
                                                CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP         MFS
                                                   BOND          STOCK         STOCK        GROWTH        RESEARCH
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.........................  $11,026,715   $12,157,938   $12,570,066   $77,587,472   $127,254,453
  Repurchase agreements -- Cost...............           --     3,454,000     1,339,000            --             --
--------------------------------------------------------------------------------------------------------------------
  Investments, at value.......................  $11,114,565   $11,358,652   $13,517,803   $94,498,489   $152,368,661
  Repurchase agreements, at value.............           --     3,454,000     1,339,000            --             --
  Cash........................................       52,987           445            --        55,548         65,433
  Dividends and interest receivable...........       46,636        28,123        15,809        15,557         65,489
  Receivable for securities sold..............           --            --       176,771       152,356        280,874
  Receivable for open forward foreign currency
    contracts (Note 9)........................           --            --            --            --             58
  Receivable for Fund shares sold.............       47,117            --            --       122,247        140,585
  Receivable from affiliate...................        4,000         7,000         5,000        17,304             --
  Receivable from broker-variation margin.....           --            --         8,364            --             --
--------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS................................   11,265,305    14,848,220    15,062,747    94,861,501    152,921,100
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable............        5,291         8,035         9,244        58,219         95,177
  Administration fees payable.................          529           804           695         4,953          8,609
  Payable for securities purchased............           --            --       100,700       645,527        734,208
  Payable for Fund shares purchased...........           --        87,667        14,862         3,564          5,090
  Payable for open forward foreign currency
    contracts (Note 9)........................           --            --            --            --            331
  Payable to bank.............................           --            --         1,269            --             --
  Accrued expenses............................       21,399        21,934        26,106        25,033          4,635
--------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...........................       27,219       118,440       152,876       737,296        848,050
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..............................  $11,238,086   $14,729,780   $14,909,871   $94,124,205   $152,073,050
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.............................  $ 9,816,281   $14,475,958   $12,770,449   $63,122,770   $123,890,596
  Undistributed net investment income.........      317,379       259,123        42,531            --             --
  Accumulated net realized gain from security
    transactions, futures contracts and
    foreign currencies........................    1,016,576       793,985     1,090,720    14,090,418      2,949,147
  Net unrealized appreciation (depreciation)
    of investments, futures contracts and
    foreign currencies........................       87,850      (799,286)    1,006,171    16,911,017     25,233,307
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..............................  $11,238,086   $14,729,780   $14,909,871   $94,124,205   $152,073,050
--------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING............................      961,658     1,482,962     1,396,696     5,728,485     11,648,150
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE....................       $11.69         $9.93        $10.68        $16.43         $13.06
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                 DISCIPLINED       MFS
                                                       CONVERTIBLE   STRATEGIC    SMALL CAP      MID CAP         MFS
                                                          BOND         STOCK        STOCK        GROWTH       RESEARCH
                                                        PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...........................................  $  244,882    $127,945    $   32,519    $   196,263   $   241,325
  Dividends..........................................     134,742     242,542        99,078         51,798       635,240
  Less: Foreign withholding tax......................          --          --           (63)            --        (8,873)
------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME............................     379,624     370,487       131,534        248,061       867,692
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)..................      44,297      74,188        71,941        295,208       684,162
  Audit and legal....................................      16,000      16,000        16,000         16,000        16,000
  Shareholder and system servicing fees..............      13,000      13,000        13,000         13,000        13,000
  Administration fees (Note 2).......................       4,430       7,418         5,396         22,140        51,312
  Trustees' fees.....................................       4,000       4,000         4,000          4,000         4,000
  Pricing service fees...............................       3,000          --            --             --           500
  Shareholder communications.........................       2,700       4,000         2,700         10,200        27,200
  Custody............................................       2,700       3,000        20,000         34,000        48,000
  Registration fees..................................         500         500           500          1,500         1,500
  Other..............................................         702         700           700            700           853
------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.....................................      91,329     122,806       134,237        396,748       846,527
  Less: Expense reimbursements (Note 2)..............     (32,000)    (11,500)      (44,300)       (27,304)           --
------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES.......................................      59,329     111,306        89,937        369,444       846,527
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).........................     320,295     259,181        41,597       (121,383)       21,165
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 3, 6
AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)...................................   1,013,665     795,590     1,612,367     14,355,701     3,718,293
    Futures contracts................................          --          --       (33,522)            --            --
    Foreign currency transactions....................          --          --            --             --      (120,062)
------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN..................................   1,013,665     795,590     1,578,845     14,355,701     3,598,231
------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures Contracts
  and Foreign Currencies:
    Beginning of year................................     (32,859)    (15,341)      347,835      1,054,708     4,168,831
    End of year......................................      87,850    (799,286)    1,006,171     16,911,017    25,233,307
------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)...................................     120,709    (783,945)      658,336     15,856,309    21,064,476
------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENT, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES.........................................   1,134,374      11,645     2,237,181     30,212,010    24,662,707
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...............  $1,454,669    $270,826    $2,278,778    $30,090,627   $24,683,872
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                             DISCIPLINED       MFS
                                               CONVERTIBLE     STRATEGIC      SMALL CAP      MID CAP          MFS
                                                   BOND          STOCK          STOCK         GROWTH        RESEARCH
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...............  $   320,295    $   259,181    $    41,597   $  (121,383)   $     21,165
  Net realized gain..........................    1,013,665        795,590      1,578,845    14,355,701       3,598,231
  Change in net unrealized appreciation
    (depreciation)...........................      120,709       (783,945)       658,336    15,856,309      21,064,476
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....    1,454,669        270,826      2,278,778    30,090,627      24,683,872
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................           --           (118)            --            --              --
  Net realized gains.........................       (8,610)            --             --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS..........................       (8,610)          (118)            --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares...........    5,610,953     10,729,693      7,970,667    50,876,930      90,126,801
  Net asset value of shares issued for
    reinvestment of dividends................        8,610            118             --       130,485              --
  Cost of shares reacquired..................     (444,746)    (3,157,506)      (501,792)      (77,165)       (608,064)
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS.............................    5,174,817      7,572,305      7,468,875    50,930,250      89,518,737
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.......................    6,620,876      7,843,013      9,747,653    80,890,392     114,202,609
NET ASSETS:
  Beginning of year..........................    4,617,210      6,886,767      5,162,218    13,233,813      37,870,441
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*...............................  $11,238,086    $14,729,780    $14,909,871   $94,124,205    $152,073,050
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
  income of:.................................     $317,379       $259,123        $42,531            --              --
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS      FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                   DISCIPLINED         MFS
                                                   CONVERTIBLE      STRATEGIC       SMALL CAP        MID CAP           MFS
                                                      BOND            STOCK           STOCK          GROWTH         RESEARCH
                                                  PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (a)   PORTFOLIO (b)   PORTFOLIO (b)
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..................   $  101,428      $   82,044       $   14,466     $   (13,081)    $    46,892
  Net realized gain (loss)......................       16,179          (1,605)        (489,073)           (234)       (659,463)
  Change in net unrealized appreciation
    (depreciation)..............................      (32,859)        (15,341)         347,835       1,054,708       4,168,831
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS..................................       84,748          65,098         (126,772)      1,041,393       3,556,260
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................     (101,365)        (81,984)         (12,584)             --         (57,678)
  Net realized gains............................       (7,637)             --               --              --              --
  Capital.......................................           --              --           (2,412)             --          (1,158)
-------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS................................     (109,002)        (81,984)         (14,996)             --         (58,836)
-------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares..............    4,632,057       9,903,403        5,417,586      12,312,206      35,252,585
  Net asset value of shares issued for
    reinvestment of dividends...................      109,002          81,984           14,996              --          58,836
  Cost of shares reacquired.....................      (99,595)     (3,081,734)        (128,596)       (119,786)       (938,404)
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS................................    4,641,464       6,903,653        5,303,986      12,192,420      34,373,017
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..........................    4,617,210       6,886,767        5,162,218      13,233,813      37,870,441
NET ASSETS:
  Beginning of period...........................           --              --               --              --              --
-------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................   $4,617,210      $6,886,767       $5,162,218     $13,233,813     $37,870,441
-------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:                                    --             $60           $1,715              --        $(10,432)
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period May 1, 1998 (commencement of operations) to December 31,
    1998.
(b) For the period March 23, 1998 (commencement of operations) to December 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fifteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the MFS Mid Cap Growth Portfolio, a portion of accumulated net realized gains amounting to $100 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS,

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a Subsidiary of Citigroup. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1999, Travelers Insurance reimbursed expenses in the amounts of $32,000, $11,500, $44,300, and $27,304 for CB, SSP, DSCS and MMCG, respectively.

     Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, CB, SSP, DSCS, MMCG, and MRP each paid transfer agent fees of $1,250 to Private Trust.

     SSB acts as the Primary broker for its portfolio agency transactions. For the year ended December 31, 1999, DSCS paid Salomon Smith Barney Inc., another subsidiary of SSBH, brokerage commissions of $1,162.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 1999 were as follows:

                         PORTFOLIO                             PURCHASES         SALES
-----------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 11,161,296    $ 4,989,503
Strategic Stock Portfolio...................................    13,017,376      7,750,505
Disciplined Small Cap Stock Portfolio.......................    14,495,391      8,021,763
MFS Mid Cap Growth Portfolio................................    97,508,702     55,701,218
MFS Research Portfolio......................................   154,588,987     69,372,095
-----------------------------------------------------------------------------------------

     At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $   685,609    $  (597,759)    $    87,850
Strategic Stock Portfolio...................................      628,421     (1,427,707)       (799,286)
Disciplined Small Cap Stock Portfolio.......................    2,223,504     (1,275,767)        947,737
MFS Mid Cap Growth Portfolio................................   19,440,823     (2,529,806)     16,911,017
MFS Research Portfolio......................................   31,837,645     (6,723,437)     25,114,208
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1999, the Portfolios had no open reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1999, DSCS had purchased six financial futures contracts on the Mid Cap 400 Index expiring in March 2000. The basis value of such contracts was $1,289,016. The market value of such contracts on December 31, 1999 was $1,347,450, resulting in an unrealized gain of $58,434.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1999, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1999, the Portfolios did not write any options.

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At December 31, 1999, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                        LOCAL      MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                       CURRENCY     VALUE        DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
TO BUY:
Euro.................................................   15,990     $16,118      1/7/00         $  58
Euro.................................................   45,689      46,140     1/31/00          (290)
British Pound........................................   10,351      16,711      1/7/00           (41)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward
  Foreign Currency Contract..........................                                          $(273)
-------------------------------------------------------------------------------------------------------

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1999, there were no when-issued securities held by the Portfolios.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 1999, there were no mortgage dollar roll transactions held by the Portfolios.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1999, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1999, there were no loaned securities held by the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     14.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                              YEAR ENDED              YEAR ENDED
                                                           DECEMBER 31, 1999    DECEMBER 31, 1998(a)(b)
--------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO:
Shares sold............................................          535,002                 467,540
Shares issued on reinvestment..........................              825                  11,055
Shares reacquired......................................          (42,467)                (10,297)
--------------------------------------------------------------------------------------------------------
Net Increase...........................................          493,360                 468,298
--------------------------------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO:
Shares sold............................................        1,070,362               1,041,160
Shares issued on reinvestment..........................               11                   8,666
Shares reacquired......................................         (315,343)               (321,894)
--------------------------------------------------------------------------------------------------------
Net Increase...........................................          755,030                 727,932
--------------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO:
Shares sold............................................          869,308                 597,608
Shares issued on reinvestment..........................               --                   1,691
Shares reacquired......................................          (54,806)                (17,105)
--------------------------------------------------------------------------------------------------------
Net Increase...........................................          814,502                 582,194
--------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO:
Shares sold............................................        4,406,616               1,328,144
Shares issued on reinvestment..........................           12,264                      --
Shares reacquired......................................           (6,624)                (11,915)
--------------------------------------------------------------------------------------------------------
Net Increase...........................................        4,412,256               1,316,229
--------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO:
Shares sold............................................        8,114,832               3,675,328
Shares issued on reinvestment..........................               --                   5,571
Shares reacquired......................................          (53,683)                (93,898)
--------------------------------------------------------------------------------------------------------
Net Increase...........................................        8,061,149               3,587,001
--------------------------------------------------------------------------------------------------------

(a) For the Convertible Bond Portfolio, the Strategic Stock Portfolio and the Disciplined Small Cap Stock Portfolio, transactions are for the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(b) For the MFS Mid Cap Growth Portfolio and the MFS Research Portfolio, transactions are for the period from March 23, 1998 (commencement of operations) to December 31, 1998.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                 CONVERTIBLE BOND PORTFOLIO                    1999(1)       1998(2)
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................     $9.86       $10.00
------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................      0.46         0.22
  Net realized and unrealized gain (loss)...................      1.38        (0.12)
------------------------------------------------------------------------------------
Total Income From Operations................................      1.84         0.10
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --        (0.22)
  Net realized gains........................................     (0.01)       (0.02)
------------------------------------------------------------------------------------
Total Distribution..........................................     (0.01)       (0.24)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $11.69        $9.86
------------------------------------------------------------------------------------
TOTAL RETURN................................................     18.70%        0.98%++
------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................   $11,238       $4,617
------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      0.80%        0.80%+
  Net investment income.....................................      4.33         4.31+
------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        79%           7%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $32,000 and $24,996 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

   PER SHARE DECREASES                         EXPENSE RATIOS WITHOUT
 IN NET INVESTMENT INCOME                       EXPENSE REIMBURSEMENT
--------------------------                   ---------------------------
1999                 1998                    1999                  1998
-----                -----                   -----                ------
$0.05                $0.05                   1.23%                1.86%+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                 STRATEGIC STOCK PORTFOLIO                    1999(1)      1998(2)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $9.46      $10.00
----------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.21        0.12
  Net realized and unrealized gain (loss)...................     0.26       (0.54)
----------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     0.47       (0.42)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.00)*     (0.12)
  Net realized gains........................................       --          --
----------------------------------------------------------------------------------
Total Distributions.........................................    (0.00)*     (0.12)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $9.93       $9.46
----------------------------------------------------------------------------------
TOTAL RETURN................................................     4.97%      (4.24)%++
----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $14,730      $6,887
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.90%       0.90%+
  Net investment income.....................................     2.09        2.42+
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       80%          1%
----------------------------------------------------------------------------------

           DISCIPLINED SMALL CAP STOCK PORTFOLIO              1999(1)      1998(2)
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $8.87      $10.00
----------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.04        0.03
  Net realized and unrealized gain (loss)...................     1.77       (1.13)
----------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     1.81       (1.10)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................       --       (0.03)
  Capital...................................................       --       (0.00)*
----------------------------------------------------------------------------------
Total Distributions.........................................       --       (0.03)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $10.68       $8.87
----------------------------------------------------------------------------------
TOTAL RETURN................................................    20.41%     (11.04)%++
----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $14,910      $5,162
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)............................................     1.00%       1.00%+
  Net investment income.....................................     0.46        0.64+
----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       94%         89%
----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares methods.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $11,500 and $21,016 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $44,300 and $45,146 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                                PER SHARE DECREASES                            EXPENSE RATIOS WITHOUT
                                              IN NET INVESTMENT INCOME                          EXPENSE REIMBURSEMENT
                                          --------------------------------                   ---------------------------
                                            1999                    1998                     1999                  1998
                                          --------                --------                   -----                ------
Strategic Stock Portfolio                  $0.01                   $0.03                     0.99%                 1.51%+
Disciplined Small Cap Stock Portfolio       0.05                    0.08                     1.49                  2.98+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.90%.

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

                MFS MID CAP GROWTH PORTFOLIO                  1999(1)       1998(1)(2)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $10.05        $10.00
--------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3)....................................     (0.04)        (0.02)
  Net realized and unrealized gain..........................      6.46          0.07
--------------------------------------------------------------------------------------
Total Income From Operations................................      6.42          0.05
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains........................................     (0.04)           --
--------------------------------------------------------------------------------------
Total Distributions.........................................     (0.04)           --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $16.43        $10.05
--------------------------------------------------------------------------------------
TOTAL RETURN................................................     64.17%         0.50%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................   $94,124       $13,234
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      1.00%         1.00%+
  Net investment loss.......................................     (0.33)        (0.25)+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       162%          100%
--------------------------------------------------------------------------------------
                                MFS RESEARCH PORTFOLIO        1999(1)        1998(2)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $10.56        $10.00
--------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................      0.00*         0.01
  Net realized and unrealized gain..........................      2.50          0.57
--------------------------------------------------------------------------------------
Total Income From Operations................................      2.50          0.58
--------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --         (0.02)
  Capital...................................................        --         (0.00)*
--------------------------------------------------------------------------------------
Total Distributions.........................................        --         (0.02)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $13.06        $10.56
--------------------------------------------------------------------------------------
TOTAL RETURN................................................     23.67%         5.77%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $152,073       $37,870
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      0.99%         1.00%+
  Net investment income.....................................      0.02          0.42+
--------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        85%           54%
--------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.

(2) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                                             PER SHARE DECREASES                         EXPENSE RATIOS WITHOUT
                                           IN NET INVESTMENT INCOME                       EXPENSE REIMBURSEMENT
                                          --------------------------                   ---------------------------
                                          1999                 1998                    1999                  1998
                                          -----                -----                   -----                ------
MFS Mid Cap Growth Portfolio              $0.01                $0.04                   1.07%                1.62%+
MFS Research Portfolio                       --                 0.01                     --                 1.37+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio, five of the portfolios of the Travelers Series Trust, as of December 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods from March 23, 1998 (commencement of operations) to December 31, 1998, and for the year ended December 31, 1999, with respect to the MFS Mid Cap Growth Portfolio and MFS Research Portfolio, from May 1, 1998 (commencement of operations) to December 31, 1998, and for the year ended December 31, 1999, with respect to the Convertible Bond Portfolio, Strategic Stock Portfolio and Disciplined Small Cap Stock Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio of the Travelers Series Trust as of December 31, 1999, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                       /s/ KPMG PEAT MARWICK LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1999:

     - Percentage of the ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Convertible Bond Portfolio.............................  12.86%
     Strategic Stock Portfolio..............................  54.92%

     - Total long-term capital gain distributions paid of:

     Convertible Bond Portfolio.............................  $68

                      (This page intentionally left blank)

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-00) Printed in U.S.A.